Everlake Life Variable Life Separate Account A

Financial Statements as of December 31, 2023 and for the years ended December 31, 2023 and 2022, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Audit and Risk Committee of the Board of Directors of
Everlake US Holdings Company and the
Policyholders of Everlake Life Variable Life Separate Account A
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of net assets for each of the sub-accounts of Everlake Life Variable Life Separate Account A (the "Account") listed in Appendix A, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
April 5, 2024
We have served as the auditor of Everlake Life Insurance Company (the sponsor Company) since 2001.

Everlake Life Variable Life Separate Account A                                            Appendix A

Sub-account	Statement of Net Assets	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
American Century VP Balanced	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
American Century VP International	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
BNY Mellon Stock Index Fund, Inc. Initial Shares	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
BNY Mellon VIF Government Money Market Portfolio	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
BNY Mellon VIF Growth & Income Initial Shares	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
DWS Capital Growth VIP Class A	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
DWS CROCI® International VIP Class A	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
DWS Global Income Builder VIP Class A II	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
DWS Government Money Market VIP Class A II	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Fidelity® VIP Asset Manager Growth Portfolio Initial Class	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Fidelity® VIP ContrafundSM Portfolio Initial Class	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Fidelity® VIP Equity-Income PortfolioSM Initial Class	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Fidelity® VIP Growth Portfolio Initial Class	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Fidelity® VIP High Income Portfolio Initial Class	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Franklin Templeton Developing Markets VIP Fund Class 2	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Franklin Templeton Foreign VIP Fund Class 2	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Franklin Templeton Growth VIP Fund Class 2	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Franklin Templeton Mutual Shares VIP Fund Class 2	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Goldman Sachs VIT International Equity Insights Fund	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Goldman Sachs VIT Small Cap Equity Insights Fund	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Goldman Sachs VIT Strategic Growth **	-	-	-	-
Goldman Sachs VIT U.S. Equity Insights Fund	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. American Franchise	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. American Value	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Capital Appreciation Fund - Series I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Comstock	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Core Equity	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Core Plus Bond	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Diversified Dividend	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I	December 31, 2023	December 31, 2023	For the Period April 29, 2022* to December 31, 2022 and for the Year Ended December 31, 2023	For the Period April 29, 2022* to December 31, 2022 and for the Year Ended December 31, 2023
Invesco V.I. Equity and Income	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. EQV International Equity Fund - Series I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Global Core Equity	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Global Fund - Series I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Global Strategic Income Fund - Series I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

Everlake Life Variable Life Separate Account A                                         Appendiz A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Invesco V.I. Government Money Market Fund Series I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Government Securities	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. High Yield	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Main Street Fund® - Series I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Main Street Mid Cap Fund - Series I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Invesco V.I. Technology	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
MFS® VIT Growth Series Initial Class	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
MFS® VIT Investors Trust Series Initial Class	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
MFS® VIT New Discovery Series Initial Class	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
MFS® VIT Research Series Initial Class	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
MFS® VIT Utilities Series Initial Class	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Morgan Stanley VIF Core Plus Fixed Income Class I	-	For the Period January 1, 2023 to July 28, 2023 #	For the Year Ended December 31, 2022 and for the Period January 1, 2023 to July 28, 2023#	For Four Years Ended December 31, 2022 and for the Period January 1, 2023 to July 28, 2023#
Morgan Stanley VIF Emerging Markets Class I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Morgan Stanley VIF Global Strategist Portfolio Class I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Morgan Stanley VIF Growth Class I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Morgan Stanley VIF U.S. Real Estate Class I	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Morgan Stanley VIS Global Infrastructure Portfolio Class X	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Morgan Stanley VIS Income Plus Portfolio Class X	-	For the Period January 1, 2023 to July 28, 2023 #	For the Year Ended December 31, 2022 and for the Period January 1, 2023 to July 28, 2023#	For Four Years Ended December 31, 2022 and for the Period January 1, 2023 to July 28, 2023#
Putnam VT Global Health Care Fund Class IB	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Putnam VT International Equity Fund Class IB	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Putnam VT Large Cap Growth Fund - Class IB	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Putnam VT Large Cap Value Fund - Class IB	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023
Putnam VT Research Fund Class IB	December 31, 2023	December 31, 2023	Two Years Ended December 31, 2023	Five Years Ended December 31, 2023

* represents the date the sub-account commenced operations.
** sub-account was available but did not have assets at December 31, 2023 and did not have any activity for the year ended December 31, 2023. # represents the date the sub-account ceased operations.

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2023

				BNY Mellon		BNY Mellon
	American	American	BNY Mellon Stock	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Century	Century	Index Fund, Inc.	Equity Portfolio, Inc.	Government Money	& Income
	VP Balanced	VP International	Initial Shares	Initial Shares	Market Portfolio*	Initial Shares
ASSETS
Investments, at fair value	$66,309	$180,913	$2,252,708	$300,606	$440,502	$213,275
Total assets	$66,309	$180,913	$2,252,708	$300,606	$440,502	$213,275
NET ASSETS
Accumulation units	$66,309	$180,913	$2,252,708	$300,606	$440,502	$213,275
Total net assets	$66,309	$180,913	$2,252,708	$300,606	$440,502	$213,275
FUND SHARE INFORMATION
Number of shares	8,668	17,100	32,610	6,683	440,502	6,599
Cost of investments	$62,181	$172,557	$1,380,183	$240,595	$440,502	$177,387
ACCUMULATION UNIT VALUE [1]
Lowest	$37.07	$27.41	$50.14	$40.40	$12.79	$55.91
Highest	$37.07	$27.41	$50.14	$40.40	$12.79	$55.91

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

				BNY Mellon		BNY Mellon
	American	American	BNY Mellon Stock	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Century	Century	Index Fund, Inc.	Equity Portfolio, Inc.	Government Money	& Income
	VP Balanced	VP International	Initial Shares	Initial Shares	Market Portfolio*	Initial Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$1,487	$2,413	$29,933	$2,113	$16,176	$1,323
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(747)	(1,574)	(18,867)	(2,499)	(3,168)	(1,834)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	740	839	11,066	(386)	13,008	(511)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	59,422	3,106	152,182	33,956	23,283	36,516
Cost of investments sold	59,921	2,929	96,927	30,080	23,283	33,975
Realized gains (losses) on fund shares	(499)	177	55,255	3,876	—	2,541
Realized gain distributions	—	—	76,539	33,931	—	24,057
Net realized gains (losses)	(499)	177	131,794	37,807	—	26,598
Change in unrealized gains (losses)	11,992	17,848	317,871	20,047	1	20,289
Net realized and change in unrealized gains (losses) on investments	11,493	18,025	449,665	57,854	1	46,887
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$12,233	$18,864	$460,731	$57,468	$13,009	$46,376

1The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2023.

See notes to financial statements.

3

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2023

					Fidelity® VIP Asset	Fidelity®
	DWS Capital	DWS CROCI®	DWS Global	DWS Government	Manager Growth	VIP ContrafundSM
	Growth	International	Income Builder	Money Market	Portfolio	Portfolio
	VIP Class A	VIP Class A	VIP Class A II	VIP Class A II	Initial Class	Initial Class
ASSETS
Investments, at fair value	$9,646,440	$644,554	$1,916,477	$251,298	$91,039	$1,286,071
Total assets	$9,646,440	$644,554	$1,916,477	$251,298	$91,039	$1,286,071
NET ASSETS
Accumulation units	$9,646,440	$644,554	$1,916,477	$251,298	$91,039	$1,286,071
Total net assets	$9,646,440	$644,554	$1,916,477	$251,298	$91,039	$1,286,071
FUND SHARE INFORMATION
Number of shares	254,927	86,286	85,215	251,298	4,252	26,446
Cost of investments	$8,385,770	$776,867	$1,887,648	$251,298	$65,415	$858,238
ACCUMULATION UNIT VALUE
Lowest	$24.12	$3.58	$20.83	$9.63	$31.48	$93.90
Highest	$24.12	$3.58	$20.83	$9.63	$31.48	$93.90

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

					Fidelity® VIP Asset	Fidelity®
	DWS Capital	DWS CROCI®	DWS Global	DWS Government	Manager Growth	VIP ContrafundSM
	Growth	International	Income Builder	Money Market	Portfolio	Portfolio
	VIP Class A	VIP Class A	VIP Class A II	VIP Class A II	Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$6,033	$19,881	$54,921	$28,177	$1,571	$5,709
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(70,950)	(5,418)	(15,674)	(5,577)	(802)	(10,710)
Policy Administration	(31,533)	(2,408)	(6,966)	(2,479)	—	—
Net investment income (loss)	(96,450)	12,055	32,281	20,121	769	(5,001)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	5,920,292	26,033	50,687	5,385,766	12,963	208,912
Cost of investments sold	5,986,587	35,364	53,636	5,385,766	9,773	153,967
Realized gains (losses) on fund shares	(66,295)	(9,331)	(2,949)	—	3,190	54,945
Realized gain distributions	332,125	—	—	—	—	42,514
Net realized gains (losses)	265,830	(9,331)	(2,949)	—	3,190	97,459
Change in unrealized gains (losses)	2,701,173	94,222	197,879	—	8,756	242,248
Net realized and change in unrealized gains (losses) on investments	2,967,003	84,891	194,930	—	11,946	339,707
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$2,870,553	$96,946	$227,211	$20,121	$12,715	$334,706

See notes to financial statements.

4

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2023

	Fidelity®	Fidelity®	Fidelity®	Franklin Templeton
	VIP Equity-Income	VIP Growth	VIP High	Developing	Franklin Templeton	Franklin Templeton
	PortfolioSM	Portfolio	Income Portfolio	Markets	Foreign	Growth
	Initial Class	Initial Class	Initial Class	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
ASSETS
Investments, at fair value	$627,778	$945,997	$160,540	$34,714	$111,829	$20,440
Total assets	$627,778	$945,997	$160,540	$34,714	$111,829	$20,440
NET ASSETS
Accumulation units	$627,778	$945,997	$160,540	$34,714	$111,829	$20,440
Total net assets	$627,778	$945,997	$160,540	$34,714	$111,829	$20,440
FUND SHARE INFORMATION
Number of shares	25,263	10,161	34,900	4,218	7,853	1,705
Cost of investments	$557,742	$657,553	$195,252	$39,563	$105,065	$20,006
ACCUMULATION UNIT VALUE
Lowest	$40.96	$84.47	$21.86	$28.28	$16.97	$22.67
Highest	$40.96	$84.47	$21.86	$28.28	$16.97	$22.67

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

	Fidelity®	Fidelity®	Fidelity®	Franklin Templeton
	VIP Equity-Income	VIP Growth	VIP High	Developing	Franklin Templeton	Franklin Templeton
	PortfolioSM	Portfolio	Income Portfolio	Markets	Foreign	Growth
	Initial Class	Initial Class	Initial Class	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
NET INVESTMENT INCOME (LOSS)
Dividends	$11,548	$1,100	$8,788	$670	$3,309	$616
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(5,445)	(7,558)	(1,379)	(293)	(934)	(168)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	6,103	(6,458)	7,409	377	2,375	448
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	39,094	89,307	14,327	2,251	3,434	697
Cost of investments sold	35,595	66,813	18,080	2,656	3,472	760
Realized gains (losses) on fund shares	3,499	22,494	(3,753)	(405)	(38)	(63)
Realized gain distributions	17,334	39,710	—	24	—	—
Net realized gains (losses)	20,833	62,204	(3,753)	(381)	(38)	(63)
Change in unrealized gains (losses)	28,289	196,355	10,573	3,643	16,217	3,023
Net realized and change in unrealized gains (losses) on investments	49,122	258,559	6,820	3,262	16,179	2,960
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$55,225	$252,101	$14,229	$3,639	$18,554	$3,408

See notes to financial statements.

5

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2023

		Franklin Templeton	Goldman Sachs	Goldman Sachs
	Franklin Templeton	Small-Mid Cap	VIT	VIT	Goldman Sachs	Invesco V.I.
	Mutual Shares	Growth	International Equity	Small Cap Equity	VIT U.S. Equity	American
	VIP Fund Class 2	VIP Fund Class 2	Insights Fund	Insights Fund	Insights Fund	Franchise
ASSETS
Investments, at fair value	$213,349	$184,172	$9,578	$78,350	$19,202	$4,199,759
Total assets	$213,349	$184,172	$9,578	$78,350	$19,202	$4,199,759
NET ASSETS
Accumulation units	$213,349	$184,172	$9,578	$78,350	$19,202	$4,199,759
Total net assets	$213,349	$184,172	$9,578	$78,350	$19,202	$4,199,759
FUND SHARE INFORMATION
Number of shares	13,917	13,827	1,082	6,380	983	71,231
Cost of investments	$222,350	$217,536	$10,201	$78,531	$14,968	$3,619,496
ACCUMULATION UNIT VALUE
Lowest	$33.33	$27.07	$14.87	$41.38	$34.16	$37.09
Highest	$33.33	$27.07	$14.87	$41.38	$34.16	$48.02

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

		Franklin Templeton	Goldman Sachs	Goldman Sachs
	Franklin Templeton	Small-Mid Cap	VIT	VIT	Goldman Sachs	Invesco V.I.
	Mutual Shares	Growth	International Equity	Small Cap Equity	VIT U.S. Equity	American
	VIP Fund Class 2	VIP Fund Class 2	Insights Fund	Insights Fund	Insights Fund	Franchise
NET INVESTMENT INCOME (LOSS)
Dividends	$3,763	$—	$246	$736	$122	$—
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(2,038)	(1,531)	(80)	(635)	(190)	(35,563)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	1,725	(1,531)	166	101	(68)	(35,563)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	75,116	46,497	162	1,496	35,165	727,764
Cost of investments sold	75,940	64,928	209	1,635	31,259	694,690
Realized gains (losses) on fund shares	(824)	(18,431)	(47)	(139)	3,906	33,074
Realized gain distributions	17,320	—	—	—	—	86,327
Net realized gains (losses)	16,496	(18,431)	(47)	(139)	3,906	119,401
Change in unrealized gains (losses)	9,164	60,840	1,325	12,171	1,894	1,226,975
Net realized and change in unrealized gains (losses) on investments	25,660	42,409	1,278	12,032	5,800	1,346,376
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$27,385	$40,878	$1,444	$12,133	$5,732	$1,310,813

See notes to financial statements.

6

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2023

						Invesco V.I.
	Invesco V.I.	Invesco V.I.			Invesco V.I.	Discovery Mid Cap
	American	Capital Appreciation	Invesco V.I.	Invesco V.I.	Core	Growth Fund
	Value	Fund - Series I	Comstock	Core Equity	Plus Bond	- Series I
ASSETS
Investments, at fair value	$593,444	$224,850	$128,480	$2,629,713	$659,488	$272,558
Total assets	$593,444	$224,850	$128,480	$2,629,713	$659,488	$272,558
NET ASSETS
Accumulation units	$593,444	$224,850	$128,480	$2,629,713	$659,488	$272,558
Total net assets	$593,444	$224,850	$128,480	$2,629,713	$659,488	$272,558
FUND SHARE INFORMATION
Number of shares	42,449	4,777	6,532	89,782	114,893	4,339
Cost of investments	$681,935	$207,746	$100,060	$2,495,658	$824,025	$298,466
ACCUMULATION UNIT VALUE
Lowest	$11.67	$30.92	$30.50	$35.83	$16.48	$13.34
Highest	$42.05	$30.92	$30.50	$41.33	$17.45	$17.28

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

						Invesco V.I.
	Invesco V.I.	Invesco V.I.			Invesco V.I.	Discovery Mid Cap
	American	Capital Appreciation	Invesco V.I.	Invesco V.I.	Core	Growth Fund
	Value	Fund - Series I	Comstock	Core Equity	Plus Bond	- Series I
NET INVESTMENT INCOME (LOSS)
Dividends	$4,051	$—	$2,222	$19,237	$19,402	$—
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(5,620)	(2,093)	(1,071)	(23,667)	(6,741)	(2,419)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(1,569)	(2,093)	1,151	(4,430)	12,661	(2,419)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	148,117	93,110	2,225	475,130	201,344	30,155
Cost of investments sold	178,505	95,129	1,450	485,706	264,442	37,252
Realized gains (losses) on fund shares	(30,388)	(2,019)	775	(10,576)	(63,098)	(7,097)
Realized gain distributions	132,980	—	13,678	62,080	—	—
Net realized gains (losses)	102,592	(2,019)	14,453	51,504	(63,098)	(7,097)
Change in unrealized gains (losses)	(19,519)	76,820	(2,471)	474,932	84,049	39,336
Net realized and change in unrealized gains (losses) on investments	83,073	74,801	11,982	526,436	20,951	32,239
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$81,504	$72,708	$13,133	$522,006	$33,612	$29,820

See notes to financial statements.

7

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2023

		Invesco V.I.		Invesco V.I.
	Invesco V.I.	Equally-Weighted		EQV International	Invesco V.I.	Invesco V.I.
	Diversified	S&P 500 Fund	Invesco V.I.	Equity Fund	Global	Global Fund
	Dividend	- Series I	Equity and Income	- Series I	Core Equity	- Series I
ASSETS
Investments, at fair value	$1,484,684	$962,833	$3,362,194	$553,173	$536,002	$147,541
Total assets	$1,484,684	$962,833	$3,362,194	$553,173	$536,002	$147,541
NET ASSETS
Accumulation units	$1,484,684	$962,833	$3,362,194	$553,173	$536,002	$147,541
Total net assets	$1,484,684	$962,833	$3,362,194	$553,173	$536,002	$147,541
FUND SHARE INFORMATION
Number of shares	61,249	36,721	204,017	16,227	55,429	4,036
Cost of investments	$1,257,846	$1,004,301	$3,345,664	$447,950	$495,184	$129,467
ACCUMULATION UNIT VALUE
Lowest	$36.22	$10.87	$22.91	$27.09	$17.59	$38.74
Highest	$36.22	$10.87	$22.91	$32.88	$21.96	$38.74

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

		Invesco V.I.		Invesco V.I.
	Invesco V.I.	Equally-Weighted		EQV International	Invesco V.I.	Invesco V.I.
	Diversified	S&P 500 Fund	Invesco V.I.	Equity Fund	Global	Global Fund
	Dividend	- Series I	Equity and Income	- Series I	Core Equity	- Series I
NET INVESTMENT INCOME (LOSS)
Dividends	$28,366	$12,364	$65,749	$1,027	$2,877	$304
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(12,769)	(8,770)	(31,664)	(4,886)	(4,478)	(1,239)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	15,597	3,594	34,085	(3,859)	(1,601)	(935)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	130,267	163,499	800,970	83,409	19,169	31,111
Cost of investments sold	98,860	166,700	795,253	71,684	18,657	27,927
Realized gains (losses) on fund shares	31,407	(3,201)	5,717	11,725	512	3,184
Realized gain distributions	116,818	65,749	172,184	385	370	15,354
Net realized gains (losses)	148,225	62,548	177,901	12,110	882	18,538
Change in unrealized gains (losses)	(49,351)	52,801	101,445	77,885	93,914	22,738
Net realized and change in unrealized gains (losses) on investments	98,874	115,349	279,346	89,995	94,796	41,276
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$114,471	$118,943	$313,431	$86,136	$93,195	$40,341

See notes to financial statements.

8

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2023

	Invesco V.I.	Invesco V.I.				Invesco V.I.
	Global Strategic	Government	Invesco V.I.		Invesco V.I.	Main Street
	Income Fund	Money Market	Government	Invesco V.I.	Main Street	Mid Cap
	- Series I	Fund Series I*	Securities	High Yield	Fund® - Series I	Fund - Series I
ASSETS
Investments, at fair value	$356,303	$2,068,338	$763,136	$337,626	$418,877	$287,128
Total assets	$356,303	$2,068,338	$763,136	$337,626	$418,877	$287,128
NET ASSETS
Accumulation units	$356,303	$2,068,338	$763,136	$337,626	$418,877	$287,128
Total net assets	$356,303	$2,068,338	$763,136	$337,626	$418,877	$287,128
FUND SHARE INFORMATION
Number of shares	83,054	2,068,338	73,947	71,988	22,990	29,329
Cost of investments	$405,570	$2,068,338	$877,587	$387,288	$471,175	$310,261
ACCUMULATION UNIT VALUE
Lowest	$21.92	$10.37	$17.31	$12.80	$32.74	$42.95
Highest	$21.92	$12.54	$18.19	$21.26	$32.74	$42.95

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

	Invesco V.I.	Invesco V.I.				Invesco V.I.
	Global Strategic	Government	Invesco V.I.		Invesco V.I.	Main Street
	Income Fund	Money Market	Government	Invesco V.I.	Main Street	Mid Cap
	- Series I	Fund Series I*	Securities	High Yield	Fund® - Series I	Fund - Series I
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$75,444	$15,471	$17,053	$3,287	$783
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(3,076)	(14,077)	(6,770)	(3,144)	(4,091)	(2,775)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(3,076)	61,367	8,701	13,909	(804)	(1,992)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	26,185	388,040	45,278	55,941	101,127	116,262
Cost of investments sold	31,584	388,040	53,226	65,078	115,636	136,709
Realized gains (losses) on fund shares	(5,399)	—	(7,948)	(9,137)	(14,509)	(20,447)
Realized gain distributions	—	—	—	—	26,727	—
Net realized gains (losses)	(5,399)	—	(7,948)	(9,137)	12,218	(20,447)
Change in unrealized gains (losses)	35,123	—	26,641	25,907	73,352	61,550
Net realized and change in unrealized gains (losses) on investments	29,724	—	18,693	16,770	85,570	41,103
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$26,648	$61,367	$27,394	$30,679	$84,766	$39,111

See notes to financial statements.

9

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2023

			MFS® VIT
		MFS® VIT	Investors	MFS® VIT New	MFS® VIT	MFS® VIT
	Invesco V.I.	Growth Series	Trust Series	Discovery Series	Research Series	Utilities Series
	Technology	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$115,704	$1,096,058	$207,513	$45,076	$25,255	$153,193
Total assets	$115,704	$1,096,058	$207,513	$45,076	$25,255	$153,193
NET ASSETS
Accumulation units	$115,704	$1,096,058	$207,513	$45,076	$25,255	$153,193
Total net assets	$115,704	$1,096,058	$207,513	$45,076	$25,255	$153,193
FUND SHARE INFORMATION
Number of shares	6,254	18,180	5,766	3,483	790	4,750
Cost of investments	$104,218	$814,461	$149,313	$57,290	$18,597	$125,248
ACCUMULATION UNIT VALUE
Lowest	$50.73	$78.26	$36.12	$35.99	$32.83	$61.95
Highest	$50.73	$78.26	$36.12	$35.99	$32.83	$61.95

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

			MFS® VIT
		MFS® VIT	Investors	MFS® VIT New	MFS® VIT	MFS® VIT
	Invesco V.I.	Growth Series	Trust Series	Discovery Series	Research Series	Utilities Series
	Technology	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$1,388	$—	$118	$5,422
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(1,080)	(9,102)	(1,711)	(381)	(205)	(1,437)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(1,080)	(9,102)	(323)	(381)	(87)	3,985
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	35,655	158,476	20,828	846	535	29,442
Cost of investments sold	36,796	123,033	14,807	1,082	307	20,299
Realized gains (losses) on fund shares	(1,141)	35,443	6,021	(236)	228	9,143
Realized gain distributions	—	77,473	10,684	—	1,243	8,390
Net realized gains (losses)	(1,141)	112,916	16,705	(236)	1,471	17,533
Change in unrealized gains (losses)	45,295	196,572	15,745	5,969	3,081	(25,688)
Net realized and change in unrealized gains (losses) on investments	44,154	309,488	32,450	5,733	4,552	(8,155)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$43,074	$300,386	$32,127	$5,352	$4,465	$(4,170)

See notes to financial statements.

10

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2023

	Morgan Stanley		Morgan Stanley		Morgan Stanley	Morgan Stanley
	VIF Core Plus	Morgan Stanley	VIF Global	Morgan Stanley	VIF	VIS Global
	Fixed Income	VIF Emerging	Strategist	VIF	U.S. Real	Infrastructure
	Class I*	Markets Class I	Portfolio Class I	Growth Class I	Estate Class I	Portfolio Class X
ASSETS
Investments, at fair value	$—	$77,220	$740,316	$2,951,617	$174,419	$294,608
Total assets	$—	$77,220	$740,316	$2,951,617	$174,419	$294,608
NET ASSETS
Accumulation units	$—	$77,220	$740,316	$2,951,617	$174,419	$294,608
Total net assets	$—	$77,220	$740,316	$2,951,617	$174,419	$294,608
FUND SHARE INFORMATION
Number of shares	—	5,986	86,385	221,095	11,996	48,217
Cost of investments	$—	$80,169	$834,414	$5,276,276	$193,487	$421,597
ACCUMULATION UNIT VALUE
Lowest	$19.12	$31.37	$19.57	$40.56	$38.10	$39.34
Highest	$19.12	$31.37	$19.57	$56.63	$52.73	$39.34

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

	Morgan Stanley		Morgan Stanley		Morgan Stanley	Morgan Stanley
	VIF Core Plus	Morgan Stanley	VIF Global	Morgan Stanley	VIF	VIS Global
	Fixed Income	VIF Emerging	Strategist	VIF	U.S. Real	Infrastructure
	Class I*	Markets Class I	Portfolio Class I	Growth Class I	Estate Class I	Portfolio Class X
NET INVESTMENT INCOME (LOSS)
Dividends	$7,832	$1,179	$11,552	$—	$3,510	$7,676
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(979)	(652)	(6,273)	(24,907)	(1,412)	(2,665)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	6,853	527	5,279	(24,907)	2,098	5,011
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	207,541	1,717	27,093	696,594	4,340	17,226
Cost of investments sold	261,918	1,860	32,654	1,439,259	5,311	26,660
Realized gains (losses) on fund shares	(54,377)	(143)	(5,561)	(742,665)	(971)	(9,434)
Realized gain distributions	—	1,276	—	—	—	42,324
Net realized gains (losses)	(54,377)	1,133	(5,561)	(742,665)	(971)	32,890
Change in unrealized gains (losses)	52,175	5,990	86,995	1,854,645	19,518	(27,989)
Net realized and change in unrealized gains (losses) on investments	(2,202)	7,123	81,434	1,111,980	18,547	4,901
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$4,651	$7,650	$86,713	$1,087,073	$20,645	$9,912

See notes to financial statements.

11

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2023

	Morgan Stanley	Putnam	Putnam	Putnam	Putnam
	VIS	VT Global	VT International	VT Large	VT Large	Putnam
	Income Plus	Health Care	Equity	Cap Growth	Cap Value	VT Research
	Portfolio Class X*	Fund Class IB	Fund Class IB	Fund - Class IB*	Fund - Class IB	Fund Class IB
ASSETS
Investments, at fair value	$—	$32,941	$36,454	$79,019	$177,656	$70,853
Total assets	$—	$32,941	$36,454	$79,019	$177,656	$70,853
NET ASSETS
Accumulation units	$—	$32,941	$36,454	$79,019	$177,656	$70,853
Total net assets	$—	$32,941	$36,454	$79,019	$177,656	$70,853
FUND SHARE INFORMATION
Number of shares	—	2,031	2,387	5,862	6,164	2,042
Cost of investments	$—	$28,756	$32,711	$52,793	$129,327	$35,481
ACCUMULATION UNIT VALUE
Lowest	$26.73	$48.55	$22.35	$59.95	$57.64	$48.71
Highest	$26.73	$48.55	$22.35	$59.95	$57.64	$48.71

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

	Morgan Stanley	Putnam	Putnam	Putnam	Putnam
	VIS	VT Global	VT International	VT Large	VT Large	Putnam
	Income Plus	Health Care	Equity	Cap Growth	Cap Value	VT Research
	Portfolio Class X*	Fund Class IB	Fund Class IB	Fund - Class IB*	Fund - Class IB	Fund Class IB
NET INVESTMENT INCOME (LOSS)
Dividends	$38,989	$91	$12	$—	$3,539	$496
Charges from Everlake Life Insurance Company:
Mortality and expense risk	(5,483)	(275)	(307)	(666)	(1,527)	(564)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	33,506	(184)	(295)	(666)	2,012	(68)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,075,664	533	12,382	16,290	50,065	1,066
Cost of investments sold	1,328,780	452	12,309	12,303	38,015	397
Realized gains (losses) on fund shares	(253,116)	81	73	3,987	12,050	669
Realized gain distributions	—	2,395	—	1,121	9,921	—
Net realized gains (losses)	(253,116)	2,476	73	5,108	21,971	669
Change in unrealized gains (losses)	257,491	194	6,135	22,198	474	14,828
Net realized and change in unrealized gains (losses) on investments	4,375	2,670	6,208	27,306	22,445	15,497
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$37,881	$2,486	$5,913	$26,640	$24,457	$15,429

See notes to financial statements.

12

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2023

	American	American	BNY Mellon Stock
	Century	Century	Index Fund, Inc.
	VP Balanced	VP International	Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$740	$839	$11,066
Net realized gains (losses)	(499)	177	131,794
Change in unrealized gains (losses)	11,992	17,848	317,871
Increase (decrease) in net assets from operations	12,233	18,864	460,731
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(53,463)	—	(123,345)
Policy maintenance charge	(564)	(1,533)	(15,657)
Transfers among the sub-accounts and with the Fixed Account - net	(4,647)	—	6,628
Increase (decrease) in net assets from policy transactions	(58,674)	(1,533)	(132,374)
INCREASE (DECREASE) IN NET ASSETS	(46,441)	17,331	328,357
NET ASSETS AT BEGINNING OF PERIOD	112,750	163,582	1,924,351
NET ASSETS AT END OF PERIOD	$66,309	$180,913	$2,252,708
Accumulation Units outstanding at beginning of period	3,509	6,658	47,901
Units Issued	—	—	22
Units Redeemed	(1,720)	(58)	(2,992)
Accumulation Units outstanding at end of period	1,789	6,600	44,931

	2023
	BNY Mellon		BNY Mellon
	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Equity Portfolio, Inc.	Government Money	& Income
	Initial Shares	Market Portfolio*	Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(386)	$13,008	$(511)
Net realized gains (losses)	37,807	—	26,598
Change in unrealized gains (losses)	20,047	1	20,289
Increase (decrease) in net assets from operations	57,468	13,009	46,376
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(32,094)	(15,867)	(34,556)
Policy maintenance charge	(2,401)	(3,333)	(1,597)
Transfers among the sub-accounts and with the Fixed Account - net	3,202	150,175	1,470
Increase (decrease) in net assets from policy transactions	(31,293)	130,975	(34,683)
INCREASE (DECREASE) IN NET ASSETS	26,175	143,984	11,693
NET ASSETS AT BEGINNING OF PERIOD	274,431	296,518	201,582
NET ASSETS AT END OF PERIOD	$300,606	$440,502	$213,275
Accumulation Units outstanding at beginning of period	8,335	24,045	4,527
Units Issued	5	12,015	—
Units Redeemed	(899)	(1,608)	(712)
Accumulation Units outstanding at end of period	7,441	34,452	3,815

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2023.
See notes to financial statements.

13

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2023

	DWS Capital	DWS CROCI®	DWS Global
	Growth	International	Income Builder
	VIP Class A	VIP Class A	VIP Class A II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(96,450)	$12,055	$32,281
Net realized gains (losses)	265,830	(9,331)	(2,949)
Change in unrealized gains (losses)	2,701,173	94,222	197,879
Increase (decrease) in net assets from operations	2,870,553	96,946	227,211
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(354,021)	—	(7,223)
Policy maintenance charge	(46,053)	(17,773)	(19,455)
Transfers among the sub-accounts and with the Fixed Account - net	(51,372)	(434)	81,722
Increase (decrease) in net assets from policy transactions	(451,446)	(18,207)	55,044
INCREASE (DECREASE) IN NET ASSETS	2,419,107	78,739	282,255
NET ASSETS AT BEGINNING OF PERIOD	7,227,333	565,815	1,634,222
NET ASSETS AT END OF PERIOD	$9,646,440	$644,554	$1,916,477
Accumulation Units outstanding at beginning of period	409,861	185,555	88,961
Units Issued	269,862	—	4,473
Units Redeemed	(279,811)	(5,529)	(1,447)
Accumulation Units outstanding at end of period	399,912	180,026	91,987

	2023
		Fidelity® VIP Asset	Fidelity®
	DWS Government	Manager Growth	VIP ContrafundSM
	Money Market	Portfolio	Portfolio
	VIP Class A II	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$20,121	$769	$(5,001)
Net realized gains (losses)	—	3,190	97,459
Change in unrealized gains (losses)	—	8,756	242,248
Increase (decrease) in net assets from operations	20,121	12,715	334,706
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(60)	(11,434)	(160,406)
Policy maintenance charge	(8,382)	(673)	(8,708)
Transfers among the sub-accounts and with the Fixed Account - net	(32,300)	(54)	(28,253)
Increase (decrease) in net assets from policy transactions	(40,742)	(12,161)	(197,367)
INCREASE (DECREASE) IN NET ASSETS	(20,621)	554	137,339
NET ASSETS AT BEGINNING OF PERIOD	271,919	90,485	1,148,732
NET ASSETS AT END OF PERIOD	$251,298	$91,039	$1,286,071
Accumulation Units outstanding at beginning of period	29,209	3,314	16,180
Units Issued	565,836	—	11
Units Redeemed	(568,938)	(422)	(2,495)
Accumulation Units outstanding at end of period	26,107	2,892	13,696

See notes to financial statements.

14

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2023
	Fidelity®	Fidelity®	Fidelity®
	VIP Equity-Income	VIP Growth	VIP High
	PortfolioSM	Portfolio	Income Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,103	$(6,458)	$7,409
Net realized gains (losses)	20,833	62,204	(3,753)
Change in unrealized gains (losses)	28,289	196,355	10,573
Increase (decrease) in net assets from operations	55,225	252,101	14,229
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(27,510)	(72,333)	(11,320)
Policy maintenance charge	(5,845)	(6,743)	(1,444)
Transfers among the sub-accounts and with the Fixed Account - net	4,964	(1,747)	55
Increase (decrease) in net assets from policy transactions	(28,391)	(80,823)	(12,709)
INCREASE (DECREASE) IN NET ASSETS	26,834	171,278	1,520
NET ASSETS AT BEGINNING OF PERIOD	600,944	774,719	159,020
NET ASSETS AT END OF PERIOD	$627,778	$945,997	$160,540
Accumulation Units outstanding at beginning of period	16,088	12,384	7,966
Units Issued	138	13	11
Units Redeemed	(901)	(1,198)	(633)
Accumulation Units outstanding at end of period	15,325	11,199	7,344

	2023
	Franklin Templeton
	Developing	Franklin Templeton	Franklin Templeton
	Markets	Foreign	Growth
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$377	$2,375	$448
Net realized gains (losses)	(381)	(38)	(63)
Change in unrealized gains (losses)	3,643	16,217	3,023
Increase (decrease) in net assets from operations	3,639	18,554	3,408
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy maintenance charge	(291)	(908)	(216)
Transfers among the sub-accounts and with the Fixed Account - net	(55)	(916)	36
Increase (decrease) in net assets from policy transactions	(346)	(1,824)	(180)
INCREASE (DECREASE) IN NET ASSETS	3,293	16,730	3,228
NET ASSETS AT BEGINNING OF PERIOD	31,421	95,099	17,212
NET ASSETS AT END OF PERIOD	$34,714	$111,829	$20,440
Accumulation Units outstanding at beginning of period	1,240	6,708	911
Units Issued	59	42	16
Units Redeemed	(72)	(159)	(26)
Accumulation Units outstanding at end of period	1,227	6,591	901

See notes to financial statements.

15

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2023
		Franklin Templeton	Goldman Sachs
	Franklin Templeton	Small-Mid Cap	VIT
	Mutual Shares	Growth	International Equity
	VIP Fund Class 2	VIP Fund Class 2	Insights Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,725	$(1,531)	$166
Net realized gains (losses)	16,496	(18,431)	(47)
Change in unrealized gains (losses)	9,164	60,840	1,325
Increase (decrease) in net assets from operations	27,385	40,878	1,444
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(63,676)	(41,660)	—
Policy maintenance charge	(1,928)	(1,338)	(82)
Transfers among the sub-accounts and with the Fixed Account - net	(1,386)	1,816	(1)
Increase (decrease) in net assets from policy transactions	(66,990)	(41,182)	(83)
INCREASE (DECREASE) IN NET ASSETS	(39,605)	(304)	1,361
NET ASSETS AT BEGINNING OF PERIOD	252,954	184,476	8,217
NET ASSETS AT END OF PERIOD	$213,349	$184,172	$9,578
Accumulation Units outstanding at beginning of period	8,534	8,560	650
Units Issued	203	168	—
Units Redeemed	(2,336)	(1,924)	(6)
Accumulation Units outstanding at end of period	6,401	6,804	644

	2023
	Goldman Sachs
	VIT	Goldman Sachs	Invesco V.I.
	Small Cap Equity	VIT U.S. Equity	American
	Insights Fund	Insights Fund	Franchise
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$101	$(68)	$(35,563)
Net realized gains (losses)	(139)	3,906	119,401
Change in unrealized gains (losses)	12,171	1,894	1,226,975
Increase (decrease) in net assets from operations	12,133	5,732	1,310,813
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(34,669)	(592,900)
Policy maintenance charge	(659)	(141)	(34,017)
Transfers among the sub-accounts and with the Fixed Account - net	364	(165)	(55,485)
Increase (decrease) in net assets from policy transactions	(295)	(34,975)	(682,402)
INCREASE (DECREASE) IN NET ASSETS	11,838	(29,243)	628,411
NET ASSETS AT BEGINNING OF PERIOD	66,512	48,445	3,571,348
NET ASSETS AT END OF PERIOD	$78,350	$19,202	$4,199,759
Accumulation Units outstanding at beginning of period	1,901	1,740	131,760
Units Issued	16	—	359
Units Redeemed	(24)	(1,178)	(21,388)
Accumulation Units outstanding at end of period	1,893	562	110,731

See notes to financial statements.

16

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2023

	Invesco V.I.	Invesco V.I.
	American	Capital Appreciation	Invesco V.I.
	Value	Fund - Series I	Comstock
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,569)	$(2,093)	$1,151
Net realized gains (losses)	102,592	(2,019)	14,453
Change in unrealized gains (losses)	(19,519)	76,820	(2,471)
Increase (decrease) in net assets from operations	81,504	72,708	13,133
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(136,212)	(81,776)	—
Policy maintenance charge	(5,617)	(2,326)	(1,154)
Transfers among the sub-accounts and with the Fixed Account - net	4,299	(6,289)	—
Increase (decrease) in net assets from policy transactions	(137,530)	(90,391)	(1,154)
INCREASE (DECREASE) IN NET ASSETS	(56,026)	(17,683)	11,979
NET ASSETS AT BEGINNING OF PERIOD	649,470	242,533	116,501
NET ASSETS AT END OF PERIOD	$593,444	$224,850	$128,480
Accumulation Units outstanding at beginning of period	51,874	10,523	4,253
Units Issued	141	26	—
Units Redeemed	(11,435)	(3,277)	(41)
Accumulation Units outstanding at end of period	40,580	7,272	4,212

	2023
			Invesco V.I.
		Invesco V.I.	Discovery Mid Cap
	Invesco V.I.	Core	Growth Fund
	Core Equity	Plus Bond	- Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(4,430)	$12,661	$(2,419)
Net realized gains (losses)	51,504	(63,098)	(7,097)
Change in unrealized gains (losses)	474,932	84,049	39,336
Increase (decrease) in net assets from operations	522,006	33,612	29,820
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(418,748)	(187,111)	(26,312)
Policy maintenance charge	(21,696)	(6,062)	(2,498)
Transfers among the sub-accounts and with the Fixed Account - net	(7,637)	10,848	1,074
Increase (decrease) in net assets from policy transactions	(448,081)	(182,325)	(27,736)
INCREASE (DECREASE) IN NET ASSETS	73,925	(148,713)	2,084
NET ASSETS AT BEGINNING OF PERIOD	2,555,788	808,201	270,474
NET ASSETS AT END OF PERIOD	$2,629,713	$659,488	$272,558
Accumulation Units outstanding at beginning of period	77,907	49,124	21,746
Units Issued	102	730	—
Units Redeemed	(12,153)	(11,663)	(2,294)
Accumulation Units outstanding at end of period	65,856	38,191	19,452

See notes to financial statements.

17

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2023
		Invesco V.I.
	Invesco V.I.	Equally-Weighted
	Diversified	S&P 500 Fund	Invesco V.I.
	Dividend	- Series I	Equity and Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$15,597	$3,594	$34,085
Net realized gains (losses)	148,225	62,548	177,901
Change in unrealized gains (losses)	(49,351)	52,801	101,445
Increase (decrease) in net assets from operations	114,471	118,943	313,431
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(101,633)	(143,283)	(736,498)
Policy maintenance charge	(12,842)	(9,221)	(29,271)
Transfers among the sub-accounts and with the Fixed Account - net	34,512	93	7,813
Increase (decrease) in net assets from policy transactions	(79,963)	(152,411)	(757,956)
INCREASE (DECREASE) IN NET ASSETS	34,508	(33,468)	(444,525)
NET ASSETS AT BEGINNING OF PERIOD	1,450,176	996,301	3,806,719
NET ASSETS AT END OF PERIOD	$1,484,684	$962,833	$3,362,194
Accumulation Units outstanding at beginning of period	43,273	103,300	182,083
Units Issued	1,137	236	535
Units Redeemed	(3,416)	(14,953)	(35,842)
Accumulation Units outstanding at end of period	40,994	88,583	146,776

	2023
	Invesco V.I.
	EQV International	Invesco V.I.	Invesco V.I.
	Equity Fund	Global	Global Fund
	- Series I	Core Equity	- Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,859)	$(1,601)	$(935)
Net realized gains (losses)	12,110	882	18,538
Change in unrealized gains (losses)	77,885	93,914	22,738
Increase (decrease) in net assets from operations	86,136	93,195	40,341
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(64,508)	(9,673)	(25,162)
Policy maintenance charge	(4,902)	(4,539)	(1,160)
Transfers among the sub-accounts and with the Fixed Account - net	(3,260)	(479)	(3,465)
Increase (decrease) in net assets from policy transactions	(72,670)	(14,691)	(29,787)
INCREASE (DECREASE) IN NET ASSETS	13,466	78,504	10,554
NET ASSETS AT BEGINNING OF PERIOD	539,707	457,498	136,987
NET ASSETS AT END OF PERIOD	$553,173	$536,002	$147,541
Accumulation Units outstanding at beginning of period	21,069	31,188	4,722
Units Issued	195	—	3
Units Redeemed	(2,917)	(902)	(917)
Accumulation Units outstanding at end of period	18,347	30,286	3,808

See notes to financial statements.

18

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2023
	Invesco V.I.	Invesco V.I.
	Global Strategic	Government	Invesco V.I.
	Income Fund	Money Market	Government
	- Series I	Fund Series I*	Securities
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,076)	$61,367	$8,701
Net realized gains (losses)	(5,399)	—	(7,948)
Change in unrealized gains (losses)	35,123	—	26,641
Increase (decrease) in net assets from operations	26,648	61,367	27,394
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(17,373)	(79,197)	(31,304)
Policy maintenance charge	(3,206)	(13,865)	(6,964)
Transfers among the sub-accounts and with the Fixed Account - net	2,217	865,193	2,276
Increase (decrease) in net assets from policy transactions	(18,362)	772,131	(35,992)
INCREASE (DECREASE) IN NET ASSETS	8,286	833,498	(8,598)
NET ASSETS AT BEGINNING OF PERIOD	348,017	1,234,840	771,734
NET ASSETS AT END OF PERIOD	$356,303	$2,068,338	$763,136
Accumulation Units outstanding at beginning of period	17,133	112,772	44,268
Units Issued	225	112,368	149
Units Redeemed	(1,103)	(35,240)	(2,181)
Accumulation Units outstanding at end of period	16,255	189,900	42,236

	2023
			Invesco V.I.
		Invesco V.I.	Main Street
	Invesco V.I.	Main Street	Mid Cap
	High Yield	Fund® - Series I	Fund - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$13,909	$(804)	$(1,992)
Net realized gains (losses)	(9,137)	12,218	(20,447)
Change in unrealized gains (losses)	25,907	73,352	61,550
Increase (decrease) in net assets from operations	30,679	84,766	39,111
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(47,555)	(98,902)	(104,817)
Policy maintenance charge	(3,094)	(3,923)	(2,947)
Transfers among the sub-accounts and with the Fixed Account - net	(2,136)	5,880	5,079
Increase (decrease) in net assets from policy transactions	(52,785)	(96,945)	(102,685)
INCREASE (DECREASE) IN NET ASSETS	(22,106)	(12,179)	(63,574)
NET ASSETS AT BEGINNING OF PERIOD	359,732	431,056	350,702
NET ASSETS AT END OF PERIOD	$337,626	$418,877	$287,128
Accumulation Units outstanding at beginning of period	23,707	16,076	9,263
Units Issued	1	3	274
Units Redeemed	(3,570)	(3,286)	(2,852)
Accumulation Units outstanding at end of period	20,138	12,793	6,685

See notes to financial statements.

19

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2023
			MFS® VIT
		MFS® VIT	Investors
	Invesco V.I.	Growth Series	Trust Series
	Technology	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,080)	$(9,102)	$(323)
Net realized gains (losses)	(1,141)	112,916	16,705
Change in unrealized gains (losses)	45,295	196,572	15,745
Increase (decrease) in net assets from operations	43,074	300,386	32,127
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(27,837)	(135,255)	(17,651)
Policy maintenance charge	(1,210)	(8,224)	(1,598)
Transfers among the sub-accounts and with the Fixed Account - net	(2,715)	(5,895)	2,923
Increase (decrease) in net assets from policy transactions	(31,762)	(149,374)	(16,326)
INCREASE (DECREASE) IN NET ASSETS	11,312	151,012	15,801
NET ASSETS AT BEGINNING OF PERIOD	104,392	945,046	191,712
NET ASSETS AT END OF PERIOD	$115,704	$1,096,058	$207,513
Accumulation Units outstanding at beginning of period	2,997	16,259	6,259
Units Issued	81	—	84
Units Redeemed	(797)	(2,254)	(599)
Accumulation Units outstanding at end of period	2,281	14,005	5,744

	2023

	MFS® VIT New	MFS® VIT	MFS® VIT
	Discovery Series	Research Series	Utilities Series
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(381)	$(87)	$3,985
Net realized gains (losses)	(236)	1,471	17,533
Change in unrealized gains (losses)	5,969	3,081	(25,688)
Increase (decrease) in net assets from operations	5,352	4,465	(4,170)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	(24,791)
Policy Maintenance Charge	(465)	(221)	(1,652)
Transfers among the sub-accounts and with the Fixed Account - net	—	(40)	(1,561)
Increase (decrease) in net assets from policy transactions	(465)	(261)	(28,004)
INCREASE (DECREASE) IN NET ASSETS	4,887	4,204	(32,174)
NET ASSETS AT BEGINNING OF PERIOD	40,189	21,051	185,367
NET ASSETS AT END OF PERIOD	$45,076	$25,255	$153,193
Accumulation Units outstanding at beginning of period	1,266	777	2,902
Units Issued	—	2	—
Units Redeemed	(14)	(10)	(429)
Accumulation Units outstanding at end of period	1,252	769	2,473

See notes to financial statements.

20

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2023
	Morgan Stanley		Morgan Stanley
	VIF Core Plus	Morgan Stanley	VIF Global
	Fixed Income	VIF Emerging	Strategist
	Class I*	Markets Class I	Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,853	$527	$5,279
Net realized gains (losses)	(54,377)	1,133	(5,561)
Change in unrealized gains (losses)	52,175	5,990	86,995
Increase (decrease) in net assets from operations	4,651	7,650	86,713
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(56,311)	—	(13,266)
Policy maintenance charge	(954)	(783)	(6,563)
Transfers among the sub-accounts and with the Fixed Account - net	(149,111)	710	246
Increase (decrease) in net assets from policy transactions	(206,376)	(73)	(19,583)
INCREASE (DECREASE) IN NET ASSETS	(201,725)	7,577	67,130
NET ASSETS AT BEGINNING OF PERIOD	201,725	69,643	673,186
NET ASSETS AT END OF PERIOD	$—	$77,220	$740,316
Accumulation Units outstanding at beginning of period	10,776	2,464	38,886
Units Issued	10	34	68
Units Redeemed	(10,786)	(36)	(1,127)
Accumulation Units outstanding at end of period	—	2,462	37,827

	2023
		Morgan Stanley	Morgan Stanley
	Morgan Stanley	VIF	VIS Global
	VIF	U.S. Real	Infrastructure
	Growth Class I	Estate Class I	Portfolio Class X
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(24,907)	$2,098	$5,011
Net realized gains (losses)	(742,665)	(971)	32,890
Change in unrealized gains (losses)	1,854,645	19,518	(27,989)
Increase (decrease) in net assets from operations	1,087,073	20,645	9,912
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(571,401)	—	(11,845)
Policy maintenance charge	(25,050)	(1,539)	(2,839)
Transfers among the sub-accounts and with the Fixed Account - net	(37,271)	5,358	122
Increase (decrease) in net assets from policy transactions	(633,722)	3,819	(14,562)
INCREASE (DECREASE) IN NET ASSETS	453,351	24,464	(4,650)
NET ASSETS AT BEGINNING OF PERIOD	2,498,266	149,955	299,258
NET ASSETS AT END OF PERIOD	$2,951,617	$174,419	$294,608
Accumulation Units outstanding at beginning of period	65,889	3,948	7,883
Units Issued	853	189	—
Units Redeemed	(13,737)	(76)	(393)
Accumulation Units outstanding at end of period	53,005	4,061	7,490

See notes to financial statements.

21

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2023
	Morgan Stanley	Putnam	Putnam
	VIS	VT Global	VT International
	Income Plus	Health Care	Equity
	Portfolio Class X*	Fund Class IB	Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$33,506	$(184)	$(295)
Net realized gains (losses)	(253,116)	2,476	73
Change in unrealized gains (losses)	257,491	194	6,135
Increase (decrease) in net assets from operations	37,881	2,486	5,913
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(273,355)	—	(8,439)
Policy maintenance charge	(4,816)	(258)	(152)
Transfers among the sub-accounts and with the Fixed Account - net	(789,958)	—	(1,637)
Increase (decrease) in net assets from policy transactions	(1,068,129)	(258)	(10,228)
INCREASE (DECREASE) IN NET ASSETS	(1,030,248)	2,228	(4,315)
NET ASSETS AT BEGINNING OF PERIOD	1,030,248	30,713	40,769
NET ASSETS AT END OF PERIOD	$—	$32,941	$36,454
Accumulation Units outstanding at beginning of period	39,963	684	2,142
Units Issued	78	—	88
Units Redeemed	(40,041)	(6)	(598)
Accumulation Units outstanding at end of period	—	678	1,632

	2023
	Putnam	Putnam
	VT Large	VT Large	Putnam
	Cap Growth	Cap Value	VT Research
	Fund - Class IB*	Fund - Class IB	Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(666)	$2,012	$(68)
Net realized gains (losses)	5,108	21,971	669
Change in unrealized gains (losses)	22,198	474	14,828
Increase (decrease) in net assets from operations	26,640	24,457	15,429
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(5,960)	(44,817)	—
Policy maintenance charge	(580)	(1,345)	(502)
Transfers among the sub-accounts and with the Fixed Account - net	(9,084)	458	(1)
Increase (decrease) in net assets from policy transactions	(15,624)	(45,704)	(503)
INCREASE (DECREASE) IN NET ASSETS	11,016	(21,247)	14,926
NET ASSETS AT BEGINNING OF PERIOD	68,003	198,903	55,927
NET ASSETS AT END OF PERIOD	$79,019	$177,656	$70,853
Accumulation Units outstanding at beginning of period	1,624	3,956	1,466
Units Issued	—	55	—
Units Redeemed	(306)	(928)	(12)
Accumulation Units outstanding at end of period	1,318	3,083	1,454

See notes to financial statements.

22

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022

	American	American	BNY Mellon Stock
	Century	Century	Index Fund, Inc.
	VP Balanced	VP International	Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$378	$961	$9,321
Net realized gains (losses)	20,326	26,518	352,817
Change in unrealized gains (losses)	(49,872)	(83,691)	(855,237)
Increase (decrease) in net assets from operations	(29,168)	(56,212)	(493,099)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(18,366)	—	(345,885)
Policy Maintenance Charge	(1,488)	(1,499)	(15,944)
Transfers among the sub-accounts and with the Fixed Account - net	618	—	(2,211)
Increase (decrease) in net assets from policy transactions	(19,236)	(1,499)	(364,040)
INCREASE (DECREASE) IN NET ASSETS	(48,404)	(57,711)	(857,139)
NET ASSETS AT BEGINNING OF PERIOD	161,154	221,293	2,781,490
NET ASSETS AT END OF PERIOD	$112,750	$163,582	$1,924,351
Accumulation Units outstanding at beginning of period	4,112	6,717	56,048
Units Issued	—	—	4
Units Redeemed	(603)	(59)	(8,151)
Accumulation Units outstanding at end of period	3,509	6,658	47,901

	2022
	BNY Mellon		BNY Mellon
	Sustainable U.S.	BNY Mellon VIF	VIF Growth
	Equity Portfolio, Inc.	Government Money	& Income
	Initial Shares	Market Portfolio	Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(1,137)	$1,114	$(354)
Net realized gains (losses)	24,269	—	63,838
Change in unrealized gains (losses)	(108,438)	—	(110,630)
Increase (decrease) in net assets from operations	(85,306)	1,114	(47,146)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(2,811)	(108,343)	(67,680)
Policy Maintenance Charge	(2,701)	(3,540)	(1,977)
Transfers among the sub-accounts and with the Fixed Account - net	(914)	(3,331)	1,351
Increase (decrease) in net assets from policy transactions	(6,426)	(115,214)	(68,306)
INCREASE (DECREASE) IN NET ASSETS	(91,732)	(114,100)	(115,452)
NET ASSETS AT BEGINNING OF PERIOD	366,163	410,618	317,034
NET ASSETS AT END OF PERIOD	$274,431	$296,518	$201,582
Accumulation Units outstanding at beginning of period	8,501	33,418	6,010
Units Issued	21	68	6
Units Redeemed	(187)	(9,441)	(1,489)
Accumulation Units outstanding at end of period	8,335	24,045	4,527

See notes to financial statements.

23

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022

	DWS Capital	DWS CROCI®	DWS Global
	Growth	International	Income Builder
	VIP Class A	VIP Class A	VIP Class A II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(84,107)	$11,192	$29,428
Net realized gains (losses)	1,451,136	(13,095)	147,179
Change in unrealized gains (losses)	(4,829,641)	(94,528)	(499,892)
Increase (decrease) in net assets from operations	(3,462,612)	(96,431)	(323,285)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(105,898)	(13,977)	(58,798)
Policy Maintenance Charge	(44,951)	(15,664)	(19,173)
Transfers among the sub-accounts and with the Fixed Account - net	232,023	2,217	5,247
Increase (decrease) in net assets from policy transactions	81,174	(27,424)	(72,724)
INCREASE (DECREASE) IN NET ASSETS	(3,381,438)	(123,855)	(396,009)
NET ASSETS AT BEGINNING OF PERIOD	10,608,771	689,670	2,030,231
NET ASSETS AT END OF PERIOD	$7,227,333	$565,815	$1,634,222
Accumulation Units outstanding at beginning of period	411,319	193,813	92,749
Units Issued	502,825	1,028	153
Units Redeemed	(504,283)	(9,286)	(3,941)
Accumulation Units outstanding at end of period	409,861	185,555	88,961

	2022
		Fidelity® VIP Asset	Fidelity®
	DWS Government	Manager Growth	VIP ContrafundSM
	Money Market	Portfolio	Portfolio
	VIP Class A II	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(6,771)	$905	$(6,185)
Net realized gains (losses)	—	6,645	167,716
Change in unrealized gains (losses)	—	(27,028)	(658,263)
Increase (decrease) in net assets from operations	(6,771)	(19,478)	(496,732)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(118,037)	—	(326,839)
Policy Maintenance Charge	(11,801)	(762)	(10,999)
Transfers among the sub-accounts and with the Fixed Account - net	(234,780)	(1)	17,658
Increase (decrease) in net assets from policy transactions	(364,618)	(763)	(320,180)
INCREASE (DECREASE) IN NET ASSETS	(371,389)	(20,241)	(816,912)
NET ASSETS AT BEGINNING OF PERIOD	643,308	110,726	1,965,644
NET ASSETS AT END OF PERIOD	$271,919	$90,485	$1,148,732
Accumulation Units outstanding at beginning of period	69,106	3,341	20,219
Units Issued	1,114,459	—	139
Units Redeemed	(1,154,356)	(27)	(4,178)
Accumulation Units outstanding at end of period	29,209	3,314	16,180

See notes to financial statements.

24

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022
	Fidelity®	Fidelity®	Fidelity®
	VIP Equity-Income	VIP Growth	VIP High
	PortfolioSM	Portfolio	Income Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$6,036	$(2,677)	$6,746
Net realized gains (losses)	31,718	116,542	(10,890)
Change in unrealized gains (losses)	(76,310)	(402,632)	(23,578)
Increase (decrease) in net assets from operations	(38,556)	(288,767)	(27,722)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(53,234)	(149,257)	(48,004)
Policy Maintenance Charge	(6,075)	(7,638)	(1,787)
Transfers among the sub-accounts and with the Fixed Account - net	(9,176)	4,496	981
Increase (decrease) in net assets from policy transactions	(68,485)	(152,399)	(48,810)
INCREASE (DECREASE) IN NET ASSETS	(107,041)	(441,166)	(76,532)
NET ASSETS AT BEGINNING OF PERIOD	707,985	1,215,885	235,552
NET ASSETS AT END OF PERIOD	$600,944	$774,719	$159,020
Accumulation Units outstanding at beginning of period	17,852	14,551	10,363
Units Issued	10	88	10
Units Redeemed	(1,774)	(2,255)	(2,407)
Accumulation Units outstanding at end of period	16,088	12,384	7,966

	2022
	Franklin Templeton
	Developing	Franklin Templeton	Franklin Templeton
	Markets	Foreign	Growth
	VIP Fund Class 2	VIP Fund Class 2	VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$573	$2,586	$(143)
Net realized gains (losses)	2,426	(3,841)	(775)
Change in unrealized gains (losses)	(11,498)	(10,821)	(2,041)
Increase (decrease) in net assets from operations	(8,499)	(12,076)	(2,959)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(29,438)	(5,777)
Policy Maintenance Charge	(287)	(934)	(216)
Transfers among the sub-accounts and with the Fixed Account - net	2,280	756	(575)
Increase (decrease) in net assets from policy transactions	1,993	(29,616)	(6,568)
INCREASE (DECREASE) IN NET ASSETS	(6,506)	(41,692)	(9,527)
NET ASSETS AT BEGINNING OF PERIOD	37,927	136,791	26,739
NET ASSETS AT END OF PERIOD	$31,421	$95,099	$17,212
Accumulation Units outstanding at beginning of period	1,157	8,836	1,241
Units Issued	107	170	22
Units Redeemed	(24)	(2,298)	(352)
Accumulation Units outstanding at end of period	1,240	6,708	911

See notes to financial statements.

25

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022
		Franklin Templeton	Goldman Sachs
	Franklin Templeton	Small-Mid Cap	VIT
	Mutual Shares	Growth	International Equity
	VIP Fund Class 2	VIP Fund Class 2	Insights Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$2,559	$(1,868)	$198
Net realized gains (losses)	45,921	53,536	(54)
Change in unrealized gains (losses)	(74,698)	(155,849)	(1,530)
Increase (decrease) in net assets from operations	(26,218)	(104,181)	(1,386)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(137,860)	(73,238)	—
Policy Maintenance Charge	(2,407)	(1,496)	(78)
Transfers among the sub-accounts and with the Fixed Account - net	(7,928)	24,690	—
Increase (decrease) in net assets from policy transactions	(148,195)	(50,044)	(78)
INCREASE (DECREASE) IN NET ASSETS	(174,413)	(154,225)	(1,464)
NET ASSETS AT BEGINNING OF PERIOD	427,367	338,701	9,681
NET ASSETS AT END OF PERIOD	$252,954	$184,476	$8,217
Accumulation Units outstanding at beginning of period	13,227	10,328	656
Units Issued	24	404	—
Units Redeemed	(4,717)	(2,172)	(6)
Accumulation Units outstanding at end of period	8,534	8,560	650

	2022
	Goldman Sachs
	VIT	Goldman Sachs	Invesco V.I.
	Small Cap Equity	VIT U.S. Equity	American
	Insights Fund	Insights Fund	Franchise
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(622)	$(82)	$(39,793)
Net realized gains (losses)	(4,803)	5,819	1,272,236
Change in unrealized gains (losses)	(19,385)	(21,918)	(3,065,359)
Increase (decrease) in net assets from operations	(24,810)	(16,181)	(1,832,916)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(34,728)	(32,474)	(660,209)
Policy Maintenance Charge	(829)	(366)	(37,912)
Transfers among the sub-accounts and with the Fixed Account - net	1,157	961	70,757
Increase (decrease) in net assets from policy transactions	(34,400)	(31,879)	(627,364)
INCREASE (DECREASE) IN NET ASSETS	(59,210)	(48,060)	(2,460,280)
NET ASSETS AT BEGINNING OF PERIOD	125,722	96,505	6,031,628
NET ASSETS AT END OF PERIOD	$66,512	$48,445	$3,571,348
Accumulation Units outstanding at beginning of period	2,870	2,757	152,325
Units Issued	6	—	950
Units Redeemed	(975)	(1,017)	(21,515)
Accumulation Units outstanding at end of period	1,901	1,740	131,760

See notes to financial statements.

26

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022

	Invesco V.I.	Invesco V.I.
	American	Capital Appreciation	Invesco V.I.
	Value	Fund - Series I	Comstock
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(825)	$(2,512)	$631
Net realized gains (losses)	120,598	101,722	27,886
Change in unrealized gains (losses)	(143,758)	(213,066)	(27,071)
Increase (decrease) in net assets from operations	(23,985)	(113,856)	1,446
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(10,723)	(73,708)
Policy Maintenance Charge	(5,905)	(2,832)	(1,212)
Transfers among the sub-accounts and with the Fixed Account - net	(6,305)	2,238	808
Increase (decrease) in net assets from policy transactions	(12,210)	(11,317)	(74,112)
INCREASE (DECREASE) IN NET ASSETS	(36,195)	(125,173)	(72,666)
NET ASSETS AT BEGINNING OF PERIOD	685,665	367,706	189,167
NET ASSETS AT END OF PERIOD	$649,470	$242,533	$116,501
Accumulation Units outstanding at beginning of period	52,525	10,945	6,921
Units Issued	34	61	5
Units Redeemed	(685)	(483)	(2,673)
Accumulation Units outstanding at end of period	51,874	10,523	4,253

	2022
			Invesco V.I.
		Invesco V.I.	Discovery Mid Cap
	Invesco V.I.	Core	Growth Fund
	Core Equity	Plus Bond	- Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(1,563)	$(3,393)	$(2,925)
Net realized gains (losses)	512,215	(32,178)	92,744
Change in unrealized gains (losses)	(1,324,067)	(126,532)	(233,196)
Increase (decrease) in net assets from operations	(813,415)	(162,103)	(143,377)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(683,978)	(102,016)	(42,434)
Policy Maintenance Charge	(23,950)	(7,674)	(3,023)
Transfers among the sub-accounts and with the Fixed Account - net	19,883	1,683	858
Increase (decrease) in net assets from policy transactions	(688,045)	(108,007)	(44,599)
INCREASE (DECREASE) IN NET ASSETS	(1,501,460)	(270,110)	(187,976)
NET ASSETS AT BEGINNING OF PERIOD	4,057,248	1,078,311	458,450
NET ASSETS AT END OF PERIOD	$2,555,788	$808,201	$270,474
Accumulation Units outstanding at beginning of period	97,817	55,559	24,582
Units Issued	101	338	—
Units Redeemed	(20,011)	(6,773)	(2,836)
Accumulation Units outstanding at end of period	77,907	49,124	21,746

See notes to financial statements.

27

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022
		Invesco V.I.
	Invesco V.I.	Equally-Weighted
	Diversified	S&P 500 Fund	Invesco V.I.
	Dividend	- Series I	Equity and Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$14,185	$3,800	$30,006
Net realized gains (losses)	265,349	55,619	619,328
Change in unrealized gains (losses)	(316,533)	(94,269)	(1,074,527)
Increase (decrease) in net assets from operations	(36,999)	(34,850)	(425,193)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(170,631)	(2)	(772,956)
Policy Maintenance Charge	(13,285)	(6,017)	(34,953)
Transfers among the sub-accounts and with the Fixed Account - net	47,183	1,037,170	26,579
Increase (decrease) in net assets from policy transactions	(136,733)	1,031,151	(781,330)
INCREASE (DECREASE) IN NET ASSETS	(173,732)	996,301	(1,206,523)
NET ASSETS AT BEGINNING OF PERIOD	1,623,908	—	5,013,242
NET ASSETS AT END OF PERIOD	$1,450,176	$996,301	$3,806,719
Accumulation Units outstanding at beginning of period	47,217	—	219,800
Units Issued	2,363	158,641	1,087
Units Redeemed	(6,307)	(55,341)	(38,804)
Accumulation Units outstanding at end of period	43,273	103,300	182,083

	2022
	Invesco V.I.
	EQV International	Invesco V.I.	Invesco V.I.
	Equity Fund	Global	Global Fund
	- Series I	Core Equity	- Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$4,552	$(2,678)	$(1,680)
Net realized gains (losses)	81,484	34,652	36,870
Change in unrealized gains (losses)	(237,814)	(165,412)	(122,752)
Increase (decrease) in net assets from operations	(151,778)	(133,438)	(87,562)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(96,256)	(16,994)	(54,262)
Policy Maintenance Charge	(5,713)	(4,426)	(1,495)
Transfers among the sub-accounts and with the Fixed Account - net	(206)	15,403	7,265
Increase (decrease) in net assets from policy transactions	(102,175)	(6,017)	(48,492)
INCREASE (DECREASE) IN NET ASSETS	(253,953)	(139,455)	(136,054)
NET ASSETS AT BEGINNING OF PERIOD	793,660	596,953	273,041
NET ASSETS AT END OF PERIOD	$539,707	$457,498	$136,987
Accumulation Units outstanding at beginning of period	25,246	31,509	6,364
Units Issued	78	1,269	149
Units Redeemed	(4,255)	(1,590)	(1,791)
Accumulation Units outstanding at end of period	21,069	31,188	4,722

See notes to financial statements.

28

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022
	Invesco V.I.	Invesco V.I.
	Global Strategic	Government	Invesco V.I.
	Income Fund	Money Market	Government
	- Series I	Fund Series I	Securities
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(3,344)	$6,230	$8,706
Net realized gains (losses)	(11,973)	—	(20,134)
Change in unrealized gains (losses)	(37,014)	—	(97,039)
Increase (decrease) in net assets from operations	(52,331)	6,230	(108,467)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(62,434)	(195,931)	(148,596)
Policy Maintenance Charge	(3,355)	(11,846)	(7,914)
Transfers among the sub-accounts and with the Fixed Account - net	(2,263)	(7,061)	1,027
Increase (decrease) in net assets from policy transactions	(68,052)	(214,838)	(155,483)
INCREASE (DECREASE) IN NET ASSETS	(120,383)	(208,608)	(263,950)
NET ASSETS AT BEGINNING OF PERIOD	468,400	1,443,448	1,035,684
NET ASSETS AT END OF PERIOD	$348,017	$1,234,840	$771,734
Accumulation Units outstanding at beginning of period	20,234	131,647	52,820
Units Issued	63	1,746	37
Units Redeemed	(3,164)	(20,621)	(8,589)
Accumulation Units outstanding at end of period	17,133	112,772	44,268

	2022
			Invesco V.I.
		Invesco V.I.	Main Street
	Invesco V.I.	Main Street	Mid Cap
	High Yield	Fund® - Series I	Fund - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$13,895	$2,522	$(2,017)
Net realized gains (losses)	(3,895)	187,836	77,569
Change in unrealized gains (losses)	(53,728)	(311,072)	(139,622)
Increase (decrease) in net assets from operations	(43,728)	(120,714)	(64,070)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(25,741)	(42,301)	—
Policy Maintenance Charge	(3,245)	(4,460)	(3,861)
Transfers among the sub-accounts and with the Fixed Account - net	(828)	3,887	(15,271)
Increase (decrease) in net assets from policy transactions	(29,814)	(42,874)	(19,132)
INCREASE (DECREASE) IN NET ASSETS	(73,542)	(163,588)	(83,202)
NET ASSETS AT BEGINNING OF PERIOD	433,274	594,644	433,904
NET ASSETS AT END OF PERIOD	$359,732	$431,056	$350,702
Accumulation Units outstanding at beginning of period	25,278	17,554	9,738
Units Issued	4	57	—
Units Redeemed	(1,575)	(1,535)	(475)
Accumulation Units outstanding at end of period	23,707	16,076	9,263

See notes to financial statements.

29

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022
			MFS® VIT
		MFS® VIT	Investors
	Invesco V.I.	Growth Series	Trust Series
	Technology	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(1,332)	$(10,121)	$(661)
Net realized gains (losses)	72,610	155,504	45,690
Change in unrealized gains (losses)	(159,260)	(621,193)	(89,819)
Increase (decrease) in net assets from operations	(87,982)	(475,810)	(44,790)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(68,020)	(71,116)	(39,148)
Policy Maintenance Charge	(1,372)	(9,656)	(1,841)
Transfers among the sub-accounts and with the Fixed Account - net	8,722	(668)	(2,102)
Increase (decrease) in net assets from policy transactions	(60,670)	(81,440)	(43,091)
INCREASE (DECREASE) IN NET ASSETS	(148,652)	(557,250)	(87,881)
NET ASSETS AT BEGINNING OF PERIOD	253,044	1,502,296	279,593
NET ASSETS AT END OF PERIOD	$104,392	$945,046	$191,712
Accumulation Units outstanding at beginning of period	4,323	17,512	7,554
Units Issued	150	38	7
Units Redeemed	(1,476)	(1,291)	(1,302)
Accumulation Units outstanding at end of period	2,997	16,259	6,259

	2022

	MFS® VIT New	MFS® VIT	MFS® VIT
	Discovery Series	Research Series	Utilities Series
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(393)	$(149)	$2,797
Net realized gains (losses)	13,322	13,647	8,335
Change in unrealized gains (losses)	(30,626)	(21,255)	(11,435)
Increase (decrease) in net assets from operations	(17,697)	(7,757)	(303)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(29,635)	—
Policy Maintenance Charge	(478)	(227)	(1,792)
Transfers among the sub-accounts and with the Fixed Account - net	—	1,741	—
Increase (decrease) in net assets from policy transactions	(478)	(28,121)	(1,792)
INCREASE (DECREASE) IN NET ASSETS	(18,175)	(35,878)	(2,095)
NET ASSETS AT BEGINNING OF PERIOD	58,364	56,929	187,462
NET ASSETS AT END OF PERIOD	$40,189	$21,051	$185,367
Accumulation Units outstanding at beginning of period	1,280	1,726	2,931
Units Issued	—	—	—
Units Redeemed	(14)	(949)	(29)
Accumulation Units outstanding at end of period	1,266	777	2,902

See notes to financial statements.

30

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022
	Morgan Stanley		Morgan Stanley
	VIF Core Plus	Morgan Stanley	VIF Global
	Fixed Income	VIF Emerging	Strategist
	Class I	Markets Class I	Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$7,132	$(388)	$(6,502)
Net realized gains (losses)	(983)	8,635	121,890
Change in unrealized gains (losses)	(44,770)	(34,862)	(263,974)
Increase (decrease) in net assets from operations	(38,621)	(26,615)	(148,586)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(29,727)	(7,791)	—
Policy Maintenance Charge	(2,001)	(820)	(6,748)
Transfers among the sub-accounts and with the Fixed Account - net	1,394	(1,568)	(17,566)
Increase (decrease) in net assets from policy transactions	(30,334)	(10,179)	(24,314)
INCREASE (DECREASE) IN NET ASSETS	(68,955)	(36,794)	(172,900)
NET ASSETS AT BEGINNING OF PERIOD	270,680	106,437	846,086
NET ASSETS AT END OF PERIOD	$201,725	$69,643	$673,186
Accumulation Units outstanding at beginning of period	12,277	2,796	40,230
Units Issued	25	33	123
Units Redeemed	(1,526)	(365)	(1,467)
Accumulation Units outstanding at end of period	10,776	2,464	38,886

	2022
		Morgan Stanley	Morgan Stanley
	Morgan Stanley	VIF	VIS Global
	VIF	U.S. Real	Infrastructure
	Growth Class I	Estate Class I	Portfolio Class X
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(33,524)	$550	$6,214
Net realized gains (losses)	1,483,622	37,343	13,766
Change in unrealized gains (losses)	(5,654,910)	(94,590)	(49,470)
Increase (decrease) in net assets from operations	(4,204,812)	(56,697)	(29,490)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(563,151)	—	(6,823)
Policy Maintenance Charge	(34,658)	(1,666)	(2,923)
Transfers among the sub-accounts and with the Fixed Account - net	99,711	(154)	(2,543)
Increase (decrease) in net assets from policy transactions	(498,098)	(1,820)	(12,289)
INCREASE (DECREASE) IN NET ASSETS	(4,702,910)	(58,517)	(41,779)
NET ASSETS AT BEGINNING OF PERIOD	7,201,176	208,472	341,037
NET ASSETS AT END OF PERIOD	$2,498,266	$149,955	$299,258
Accumulation Units outstanding at beginning of period	75,007	3,967	8,189
Units Issued	1,159	142	—
Units Redeemed	(10,277)	(161)	(306)
Accumulation Units outstanding at end of period	65,889	3,948	7,883

See notes to financial statements.

31

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022
	Morgan Stanley	Putnam	Putnam
	VIS	VT Global	VT International
	Income Plus	Health Care	Equity
	Portfolio Class X	Fund Class IB	Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$10,264	$(178)	$244
Net realized gains (losses)	10,421	6,847	7,714
Change in unrealized gains (losses)	(238,904)	(9,901)	(15,486)
Increase (decrease) in net assets from operations	(218,219)	(3,232)	(7,528)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	(28,054)	(20,301)	(17,107)
Policy Maintenance Charge	(8,784)	(307)	(202)
Transfers among the sub-accounts and with the Fixed Account - net	(221)	1,079	1,779
Increase (decrease) in net assets from policy transactions	(37,059)	(19,529)	(15,530)
INCREASE (DECREASE) IN NET ASSETS	(255,278)	(22,761)	(23,058)
NET ASSETS AT BEGINNING OF PERIOD	1,285,526	53,474	63,827
NET ASSETS AT END OF PERIOD	$1,030,248	$30,713	$40,769
Accumulation Units outstanding at beginning of period	41,280	1,125	2,833
Units Issued	993	2	66
Units Redeemed	(2,310)	(443)	(757)
Accumulation Units outstanding at end of period	39,963	684	2,142

	2022
	Putnam	Putnam
	VT Large	VT Large	Putnam
	Cap Growth	Cap Value	VT Research
	Fund - Class IB	Fund - Class IB	Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$(667)	$1,262	$(201)
Net realized gains (losses)	13,909	29,507	4,750
Change in unrealized gains (losses)	(41,917)	(41,517)	(16,918)
Increase (decrease) in net assets from operations	(28,675)	(10,748)	(12,369)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(32,058)	—
Policy Maintenance Charge	(608)	(1,719)	(474)
Transfers among the sub-accounts and with the Fixed Account - net	7,997	(5,898)	—
Increase (decrease) in net assets from policy transactions	7,389	(39,675)	(474)
INCREASE (DECREASE) IN NET ASSETS	(21,286)	(50,423)	(12,843)
NET ASSETS AT BEGINNING OF PERIOD	89,289	249,326	68,770
NET ASSETS AT END OF PERIOD	$68,003	$198,903	$55,927
Accumulation Units outstanding at beginning of period	1,469	4,761	1,478
Units Issued	206	—	—
Units Redeemed	(51)	(805)	(12)
Accumulation Units outstanding at end of period	1,624	3,956	1,466

See notes to financial statements.

32

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

1.Organization
On January 26, 2021, Allstate Insurance Company entered into a purchase agreement with Everlake US Holdings Company (formerly Antelope US Holdings Company), an affiliate of an investment fund managed by Blackstone Inc., to sell Everlake Life Insurance Company ("ELIC", formerly known as Allstate Life Insurance Company) and certain affiliates. The necessary state regulatory approvals were received on October 29, 2021, and the sale of ELIC and certain affiliates was completed on November 1, 2021, at which time Everlake US Holdings Company became the parent of ELIC. Subsequently Allstate Life Insurance Company was renamed Everlake Life Insurance Company. The transaction had no impact on the obligations towards the policyholders of Everlake Life Variable Life Separate Account A.
    Everlake Life Variable Life Separate Account A (the “Account”, formerly known as Allstate Life Variable Life Separate Account A), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of ELIC. The assets of the Account are legally segregated from those of ELIC. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
    The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). ELIC issued four life insurance policies: Morgan Stanley Variable Life, Provider Variable Life, AIM Lifetime PlusSM Variable Life, and LIFEinVESTSM Variable Life (collectively the “Policies”), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing policyholders, but is closed to new policyholders. Absent any policy provisions wherein ELIC contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:

American Century VP Balanced
American Century VP International
BNY Mellon Stock Index Fund, Inc. Initial Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares
BNY Mellon VIF Government Money Market Portfolio*
BNY Mellon VIF Growth & Income Initial Shares
DWS Capital Growth VIP Class A
DWS CROCI® International VIP Class A
DWS Global Income Builder VIP Class A II
DWS Government Money Market VIP Class A II
Fidelity® VIP Asset Manager Growth Portfolio Initial Class
Fidelity® VIP ContrafundSM Portfolio Initial Class
Fidelity® VIP Equity-Income PortfolioSM Initial Class
Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Portfolio Initial Class
Franklin Templeton Developing Markets VIP Fund Class 2
Franklin Templeton Foreign VIP Fund Class 2
Franklin Templeton Growth VIP Fund Class 2
Franklin Templeton Mutual Shares VIP Fund Class 2
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2
Goldman Sachs VIT International Equity Insights Fund
Goldman Sachs VIT Small Cap Equity Insights Fund
Goldman Sachs VIT Strategic Growth **
Goldman Sachs VIT U.S. Equity Insights Fund
Invesco V.I. American Franchise
Invesco V.I. American Value
Invesco V.I. Capital Appreciation Fund - Series I
Invesco V.I. Comstock
Invesco V.I. Core Equity
Invesco V.I. Core Plus Bond
Invesco V.I. Discovery Mid Cap Growth Fund - Series I
33

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Invesco V.I. Diversified Dividend
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I
Invesco V.I. Equity and Income
Invesco V.I. EQV International Equity Fund - Series I
Invesco V.I. Global Core Equity
Invesco V.I. Global Fund - Series I
Invesco V.I. Global Strategic Income Fund - Series I
Invesco V.I. Government Money Market Fund Series I*
Invesco V.I. Government Securities
Invesco V.I. High Yield
Invesco V.I. Main Street Fund® - Series I
Invesco V.I. Main Street Mid Cap Fund - Series I
Invesco V.I. Technology
MFS® VIT Growth Series Initial Class
MFS® VIT Investors Trust Series Initial Class
MFS® VIT New Discovery Series Initial Class
MFS® VIT Research Series Initial Class
MFS® VIT Utilities Series Initial Class
Morgan Stanley VIF Core Plus Fixed Income Class I*
Morgan Stanley VIF Emerging Markets Class I
Morgan Stanley VIF Global Strategist Portfolio Class I
Morgan Stanley VIF Growth Class I
Morgan Stanley VIF U.S. Real Estate Class I
Morgan Stanley VIS Global Infrastructure Portfolio Class X
Morgan Stanley VIS Income Plus Portfolio Class X*
Putnam VT Global Health Care Fund Class IB
Putnam VT International Equity Fund Class IB
Putnam VT Large Cap Growth Fund - Class IB*
Putnam VT Large Cap Value Fund - Class IB
Putnam VT Research Fund Class IB
    *See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2023.
    ∗∗Sub-account was available but did not have assets at December 31, 2023.
    The net assets are affected by the investment results of each Fund, transactions by policyholders and certain policy expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the “Fixed Account” in which the policyholder’s deposits are included in the ELIC general account assets and earn a fixed rate of return.
    A policyholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
    Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.
Subsequent Events - Subsequent events have been evaluated through April 5, 2024.

34

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

2. Portfolio changes
The following sub-account changes occurred during the year ended December 31, 2023 and December 31, 2022:

Date	New fund name	Old fund name
April 30, 2023	Putnam VT Large Cap Growth Fund - Class IB	Putnam VT Growth Opportunities Fund Class IB
April 29, 2022	Invesco V.I. EQV International Equity Fund - Series I	Invesco V.I. International Growth Fund - Series I
The following sub-account opened during the year ended December 31, 2022:
•Invesco V.I. Equally-Weighted S&P 500 Fund - Series I commenced operation on April 29, 2022
Below listed are the sub-accounts (“Merged from”) that merged into another sub-account (“Merged to”) on the effective merger date. Accordingly, all of the assets of the Merged from sub-account were transferred in exchange for shares of the Merged to sub-account for units of equal aggregate value and the Merged to sub-account’s assumption of all of the current and future liabilities of the Merged from sub-account effective on the merger date. Accordingly, the cost basis of the respective sub-account’s investments received from the underlying Merged from sub-account were carried forward and invested in the underlying Merged to sub-account for GAAP and tax purposes. The Merged from sub-account ceases operations from the effective merger date.
The following sub-accounts merged during the year ended December 31, 2023 and the year ended December 31, 2022:

Date	Merged from:	Merged to:
July 28, 2023	Morgan Stanley VIF Core Plus Fixed Income Class I	BNY Mellon VIF Government Money Market Portfolio
July 28, 2023	Morgan Stanley VIS Income Plus Portfolio Class X	Invesco V.I. Government Money Market Fund Series I
April 29, 2022	Invesco V.I. S&P 500 Index Fund	Invesco V.I. Equally-Weighted S&P 500 Fund - Series I
3. Summary of Significant Accounting Policies
    The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
    Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
    Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Fund. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of ELIC. ELIC is taxed as a life insurance company under the Code and joins its subsidiaries ELIC Reinsurance Company and Everlake Assurance Company in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2023 and believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
35

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations and the accompanying notes. Actual results could differ from those estimates.
4. Fair Value Measurements
    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1:         Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2:         Assets whose values are based on the following
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.
Level 3:    Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.
In determining fair value, the Account uses the market approach, which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period.
5. Expenses
    Surrender charge - In the event the policy is surrendered, a surrender charge may be imposed. If the policy is surrendered prior to the third anniversary of any deposit, the amount of the charge is 7.75% of the amount withdrawn; in year four the charge is 7.25% and is reduced annually to 2.25% in year nine. In year ten and subsequent, there is no charge. These amounts are included in transfers for policy benefits and terminations on the Statements of Changes in Net Assets.
Mortality and Expense Risk Charge - ELIC assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 0.90% per annum of the daily net assets of the Account. The mortality and expense risk charge is recognized as a reduction in accumulation unit values and reported on the Statement of Operations. The mortality and expense risk charge covers insurance benefits available with the policy and certain expenses of the policy. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.
    Monthly Deductions - For the Morgan Stanley Variable Life, the Provider Variable Life and the AIM Lifetime Plus Variable Life ELIC deducts tax expense and administrative charge. Tax expense is charged at an annual rate equal to 0.40% of the Account value for the first ten policy years. ELIC deducts a monthly administrative fee of 0.25% of the account value. These charges are recognized as redemptions of units, and are included in the policy maintenance charge reported on the Statements of Changes in Net Assets.
Cost of Insurance - ELIC deducts monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s face amount and account value.
Policy Administration Charge - ELIC deducts administration expense charges daily at a rate equal to 0.40% per annum of the daily net assets of LIFEinVEST Variable Life policies. The policy administration charge is recognized as a reduction in accumulation unit values and reported on the Statement of Operations.
36

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Annual Maintenance Fee - ELIC deducts an annual maintenance fee of $30 for the Morgan Stanley Variable Life contract and $35 for the Provider Variable Life and AIM Lifetime Plus Variable Life contracts on each policy anniversary. This charge is waived on policies that meet certain requirements. The annual maintenance fee is recognized as redemption of units and reported in the policy maintenance charge on the Statements of Changes in Net Assets.
6.    Purchases of Investments
    The cost of investments purchased during the year ended December 31, 2023 was as follows:

Sub-Account	Purchases
American Century VP Balanced	$1,487
American Century VP International	2,413
BNY Mellon Stock Index Fund, Inc. Initial Shares	107,413
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	36,209
BNY Mellon VIF Government Money Market Portfolio*	$167,267
BNY Mellon VIF Growth & Income Initial Shares	25,381
DWS Capital Growth VIP Class A	5,704,520
DWS CROCI® International VIP Class A	19,881
DWS Global Income Builder VIP Class A II	138,012
DWS Government Money Market VIP Class A II	5,365,144
Fidelity® VIP Asset Manager Growth Portfolio Initial Class	1,571
Fidelity® VIP ContrafundSM Portfolio Initial Class	49,059
Fidelity® VIP Equity-Income PortfolioSM Initial Class	34,141
Fidelity® VIP Growth Portfolio Initial Class	41,735
Fidelity® VIP High Income Portfolio Initial Class	9,027
Franklin Templeton Developing Markets VIP Fund Class 2	2,306
Franklin Templeton Foreign VIP Fund Class 2	3,985
Franklin Templeton Growth VIP Fund Class 2	965
Franklin Templeton Mutual Shares VIP Fund Class 2	27,170
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2	3,784
Goldman Sachs VIT International Equity Insights Fund	246
Goldman Sachs VIT Small Cap Equity Insights Fund	1,303
Goldman Sachs VIT U.S. Equity Insights Fund	122
Invesco V.I. American Franchise	96,127
Invesco V.I. American Value	141,999
Invesco V.I. Capital Appreciation Fund - Series I	626
Invesco V.I. Comstock	15,900
Invesco V.I. Core Equity	84,699
Invesco V.I. Core Plus Bond	31,680
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	—
Invesco V.I. Diversified Dividend	182,719
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I	80,431
Invesco V.I. Equity and Income	249,283
Invesco V.I. EQV International Equity Fund - Series I	7,266
Invesco V.I. Global Core Equity	3,248
Invesco V.I. Global Fund - Series I	15,743
Invesco V.I. Global Strategic Income Fund - Series I	4,747
37

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

Sub-Account	Purchases
Invesco V.I. Government Money Market Fund Series I*	$1,221,538
Invesco V.I. Government Securities	17,987
Invesco V.I. High Yield	17,065
Invesco V.I. Main Street Fund® - Series I	30,106
Invesco V.I. Main Street Mid Cap Fund - Series I	11,586
Invesco V.I. Technology	2,813
MFS® VIT Growth Series Initial Class	77,473
MFS® VIT Investors Trust Series Initial Class	14,862
MFS® VIT New Discovery Series Initial Class	—
MFS® VIT Research Series Initial Class	1,431
MFS® VIT Utilities Series Initial Class	13,813
Morgan Stanley VIF Core Plus Fixed Income Class I*	8,017
Morgan Stanley VIF Emerging Markets Class I	3,448
Morgan Stanley VIF Global Strategist Portfolio Class I	12,788
Morgan Stanley VIF Growth Class I	37,965
Morgan Stanley VIF U.S. Real Estate Class I	10,257
Morgan Stanley VIS Global Infrastructure Portfolio Class X	50,000
Morgan Stanley VIS Income Plus Portfolio Class X*	41,041
Putnam VT Global Health Care Fund Class IB	2,485
Putnam VT International Equity Fund Class IB	1,858
Putnam VT Large Cap Growth Fund - Class IB*	1,121
Putnam VT Large Cap Value Fund - Class IB	16,294
Putnam VT Research Fund Class IB	496
* See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2023.
38

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights
    ELIC offers multiple variable life policies through this Account that have unique combinations of features and fees that are assessed to the policyholders. Differences in these fee structures result in various policy expense rates and accumulation unit values which in turn result in various expense and total return ratios.
    In the table below, the units, the range of lowest to highest accumulation unit values, the net assets, the investment income ratio, the expense ratios assessed by ELIC and the corresponding total return is presented for each policy option of the sub-accounts that had outstanding accumulation units during the period.
Items in the following table are notated as follows:
* Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests.
    Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.
** Expense Ratio - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
American Century VP Balanced
2023	2	$37.07	-	$37.07	$66	1.79%	0.90 - 0.90%	15.37	-	15.37%
2022	4	32.13	-	32.13	113	1.17	0.90 - 0.90	(18.01)	-	(18.01)
2021	4	39.19	-	39.19	161	0.72	0.90 - 0.90	14.73	-	14.73
2020	4	34.16	-	34.16	142	1.05	0.90 - 0.90	11.52	-	11.52
2019	6	30.63	-	30.63	192	1.55	0.90 - 0.90	18.78	-	18.78
American Century VP International
2023	7	27.41	-	27.41	181	1.38	0.90 - 0.90	11.57	-	11.57
2022	7	24.57	-	24.57	164	1.46	0.90 - 0.90	(25.43)	-	(25.43)
2021	7	32.95	-	32.95	221	0.16	0.90 - 0.90	7.78	-	7.78
2020	8	30.57	-	30.57	248	0.52	0.90 - 0.90	24.75	-	24.75
2019	9	24.50	-	24.50	227	0.87	0.90 - 0.90	27.27	-	27.27
39

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

BNY Mellon Stock Index Fund, Inc. Initial Shares
2023	45	$50.14	-	$50.14	$2,253	1.42%	0.90 - 0.90%	24.80	-	24.80%
2022	48	40.17	-	40.17	1,924	1.32	0.90 - 0.90	(19.05)	-	(19.05)
2021	56	49.63	-	49.63	2,781	1.14	0.90 - 0.90	27.26	-	27.26
2020	60	39.00	-	39.00	2,346	1.57	0.90 - 0.90	16.95	-	16.95
2019	65	33.34	-	33.34	2,157	1.72	0.90 - 0.90	30.01	-	30.01
	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares
2023	7	40.40	-	40.40	301	0.76	0.90 - 0.90	22.72	-	22.72
2022	8	32.92	-	32.92	274	0.52	0.90 - 0.90	(23.56)	-	(23.56)
2021	9	43.07	-	43.07	366	0.76	0.90 - 0.90	25.86	-	25.86
2020	11	34.22	-	34.22	360	1.08	0.90 - 0.90	23.03	-	23.03
2019	11	27.82	-	27.82	302	1.44	0.90 - 0.90	33.15	-	33.15
	BNY Mellon VIF Government Money Market Portfolio (On July 28, 2023 Morgan Stanley VIF Core Plus Fixed Income Class I merged into BNY Mellon VIF Government Money Market Portfolio)
2023	34	12.79	-	12.79	441	4.58	0.90 - 0.90	3.69	-	3.69
2022	24	12.33	-	12.33	297	1.19	0.90 - 0.90	0.36	-	0.36
2021	33	12.29	-	12.29	411	0.01	0.90 - 0.90	(0.89)	-	(0.89)
2020	39	12.40	-	12.40	488	0.22	0.90 - 0.90	(0.69)	-	(0.69)
2019	43	12.48	-	12.48	537	1.65	0.90 - 0.90	0.75	-	0.75
	BNY Mellon VIF Growth & Income Initial Shares
2023	4	55.91	-	55.91	213	0.65	0.90 - 0.90	25.55	-	25.55
2022	5	44.53	-	44.53	202	0.75	0.90 - 0.90	(15.58)	-	(15.58)
2021	6	52.75	-	52.75	317	0.47	0.90 - 0.90	24.50	-	24.50
2020	6	42.37	-	42.37	265	0.72	0.90 - 0.90	23.52	-	23.52
2019	9	34.30	-	34.30	315	1.08	0.90 - 0.90	27.96	-	27.96
	DWS Capital Growth VIP Class A
2023	400	24.12	-	24.12	9,646	0.08	1.30 - 1.30	36.79	-	36.79
2022	410	17.63	-	17.63	7,227	0.11	1.30 - 1.30	(31.63)	-	(31.63)
2021	411	25.79	-	25.79	10,609	0.22	1.30 - 1.30	21.19	-	21.19
2020	433	21.28	-	21.28	9,206	0.49	1.30 - 1.30	37.25	-	37.25
2019	429	15.51	-	15.51	6,659	0.45	1.30 - 1.30	35.37	-	35.37
	DWS CROCI® International VIP Class A
2023	180	3.58	-	3.58	645	3.29	1.30 - 1.30	17.41	-	17.41
2022	186	3.05	-	3.05	566	3.23	1.30 - 1.30	(14.31)	-	(14.31)
2021	194	3.56	-	3.56	690	2.42	1.30 - 1.30	7.83	-	7.83
2020	206	3.30	-	3.30	681	3.46	1.30 - 1.30	1.29	-	1.29
2019	211	3.26	-	3.26	689	2.97	1.30 - 1.30	20.30	-	20.30
	DWS Global Income Builder VIP Class A II
2023	92	20.83	-	20.83	1,916	3.14	1.30 - 1.30	13.41	-	13.41
2022	89	18.37	-	18.37	1,634	2.98	1.30 - 1.30	(16.08)	-	(16.08)
2021	93	21.89	-	21.89	2,030	2.31	1.30 - 1.30	9.52	-	9.52
2020	105	19.99	-	19.99	2,097	3.17	1.30 - 1.30	6.88	-	6.88
2019	116	18.70	-	18.70	2,167	3.76	1.30 - 1.30	18.61	-	18.61

40

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	DWS Government Money Market VIP Class A II (On October 28, 2021 DWS Bond VIP Class A merged into DWS Government Money Market VIP Class A II)
2023	26	$9.63	-	$9.63	$251	4.47%	1.30 - 1.30%	3.40	-	3.40%
2022	29	9.31	-	9.31	272	0.88	1.30 - 1.30	—	-	—
2021	69	9.31	-	9.31	643	0.01	1.30 - 1.30	(1.28)	-	(1.28)
2020	20	9.43	-	9.43	188	0.44	1.30 - 1.30	(1.06)	-	(1.06)
2019	19	9.53	-	9.53	182	2.01	1.30 - 1.30	0.46	-	0.46
	Fidelity® VIP Asset Manager Growth Portfolio Initial Class
2023	3	31.48	-	31.48	91	1.76	0.90 - 0.90	15.33	-	15.33
2022	3	27.30	-	27.30	90	1.84	0.90 - 0.90	(17.62)	-	(17.62)
2021	3	33.14	-	33.14	111	1.44	0.90 - 0.90	12.94	-	12.94
2020	3	29.34	-	29.34	99	0.85	0.90 - 0.90	16.22	-	16.22
2019	6	25.25	-	25.25	147	1.60	0.90 - 0.90	21.73	-	21.73
	Fidelity® VIP ContrafundSM Portfolio Initial Class
2023	14	93.90	-	93.90	1,286	0.48	0.90 - 0.90	32.26	-	32.26
2022	16	71.00	-	71.00	1,149	0.46	0.90 - 0.90	(26.97)	-	(26.97)
2021	20	97.22	-	97.22	1,966	0.06	0.90 - 0.90	26.69	-	26.69
2020	23	76.74	-	76.74	1,763	0.25	0.90 - 0.90	29.40	-	29.40
2019	30	59.30	-	59.30	1,756	0.45	0.90 - 0.90	30.40	-	30.40
	Fidelity® VIP Equity-Income PortfolioSM Initial Class
2023	15	40.96	-	40.96	628	1.90	0.90 - 0.90	9.66	-	9.66
2022	16	37.36	-	37.36	601	1.88	0.90 - 0.90	(5.81)	-	(5.81)
2021	18	39.66	-	39.66	708	1.89	0.90 - 0.90	23.77	-	23.77
2020	19	32.04	-	32.04	619	1.80	0.90 - 0.90	5.74	-	5.74
2019	25	30.30	-	30.30	761	2.00	0.90 - 0.90	26.30	-	26.30
	Fidelity® VIP Growth Portfolio Initial Class
2023	11	84.47	-	84.47	946	0.13	0.90 - 0.90	35.02	-	35.02
2022	12	62.56	-	62.56	775	0.61	0.90 - 0.90	(25.13)	-	(25.13)
2021	15	83.56	-	83.56	1,216	—	0.90 - 0.90	22.11	-	22.11
2020	15	68.43	-	68.43	1,059	0.08	0.90 - 0.90	42.60	-	42.60
2019	20	47.99	-	47.99	945	0.26	0.90 - 0.90	33.11	-	33.11
	Fidelity® VIP High Income Portfolio Initial Class
2023	7	21.86	-	21.86	161	5.71	0.90 - 0.90	9.49	-	9.49
2022	8	19.96	-	19.96	159	4.27	0.90 - 0.90	(12.17)	-	(12.17)
2021	10	22.73	-	22.73	236	5.27	0.90 - 0.90	3.48	-	3.48
2020	12	21.97	-	21.97	267	4.83	0.90 - 0.90	1.83	-	1.83
2019	15	21.57	-	21.57	314	5.15	0.90 - 0.90	14.07	-	14.07
	Franklin Templeton Developing Markets VIP Fund Class 2
2023	1	28.28	-	28.28	35	2.05	0.90 - 0.90	11.62	-	11.62
2022	1	25.34	-	25.34	31	2.68	0.90 - 0.90	(22.68)	-	(22.68)
2021	1	32.77	-	32.77	38	0.86	0.90 - 0.90	(6.58)	-	(6.58)
2020	1	35.08	-	35.08	38	4.26	0.90 - 0.90	16.13	-	16.13
2019	1	30.21	-	30.21	32	0.99	0.90 - 0.90	25.56	-	25.56

41

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Franklin Templeton Foreign VIP Fund Class 2
2023	7	$16.97	-	$16.97	$112	3.18%	0.90 - 0.90%	19.68	-	19.68%
2022	7	14.18	-	14.18	95	3.19	0.90 - 0.90	(8.43)	-	(8.43)
2021	9	15.48	-	15.48	137	1.84	0.90 - 0.90	3.23	-	3.23
2020	9	15.00	-	15.00	134	3.47	0.90 - 0.90	(2.04)	-	(2.04)
2019	9	15.31	-	15.31	141	1.87	0.90 - 0.90	11.52	-	11.52
	Franklin Templeton Growth VIP Fund Class 2
2023	1	22.67	-	22.67	20	3.28	0.90 - 0.90	19.93	-	19.93
2022	1	18.90	-	18.90	17	0.15	0.90 - 0.90	(12.29)	-	(12.29)
2021	1	21.55	-	21.55	27	1.09	0.90 - 0.90	3.93	-	3.93
2020	1	20.74	-	20.74	26	2.84	0.90 - 0.90	4.85	-	4.85
2019	1	19.78	-	19.78	28	2.55	0.90 - 0.90	14.12	-	14.12
	Franklin Templeton Mutual Shares VIP Fund Class 2
2023	6	33.33	-	33.33	213	1.66	0.90 - 0.90	12.45	-	12.45
2022	9	29.64	-	29.64	253	1.74	0.90 - 0.90	(8.26)	-	(8.26)
2021	13	32.31	-	32.31	427	2.91	0.90 - 0.90	18.10	-	18.10
2020	14	27.36	-	27.36	371	2.56	0.90 - 0.90	(5.89)	-	(5.89)
2019	18	29.07	-	29.07	529	1.79	0.90 - 0.90	21.47	-	21.47
	Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2
2023	7	27.07	-	27.07	184	—	0.90 - 0.90	25.61	-	25.61
2022	9	21.55	-	21.55	184	—	0.90 - 0.90	(34.28)	-	(34.28)
2021	10	32.79	-	32.79	339	—	0.90 - 0.90	9.03	-	9.03
2020	12	30.08	-	30.08	364	—	0.90 - 0.90	53.70	-	53.70
2019	15	19.57	-	19.57	293	—	0.90 - 0.90	30.26	-	30.26
	Goldman Sachs VIT International Equity Insights Fund
2023	1	14.87	-	14.87	10	2.77	0.90 - 0.90	17.65	-	17.65
2022	1	12.64	-	12.64	8	3.27	0.90 - 0.90	(14.33)	-	(14.33)
2021	1	14.75	-	14.75	10	2.88	0.90 - 0.90	11.17	-	11.17
2020	1	13.27	-	13.27	9	1.64	0.90 - 0.90	5.85	-	5.85
2019	1	12.54	-	12.54	8	2.49	0.90 - 0.90	17.39	-	17.39
	Goldman Sachs VIT Small Cap Equity Insights Fund
2023	2	41.38	-	41.38	78	1.04	0.90 - 0.90	18.21	-	18.21
2022	2	35.00	-	35.00	67	0.24	0.90 - 0.90	(20.10)	-	(20.10)
2021	3	43.81	-	43.81	126	0.47	0.90 - 0.90	22.68	-	22.68
2020	3	35.71	-	35.71	106	0.23	0.90 - 0.90	7.61	-	7.61
2019	3	33.19	-	33.19	102	0.50	0.90 - 0.90	23.73	-	23.73
	Goldman Sachs VIT U.S. Equity Insights Fund
2023	1	34.16	-	34.16	19	0.57	0.90 - 0.90	22.70	-	22.70
2022	2	27.84	-	27.84	48	0.76	0.90 - 0.90	(20.46)	-	(20.46)
2021	3	35.00	-	35.00	97	0.83	0.90 - 0.90	28.25	-	28.25
2020	3	27.29	-	27.29	76	0.89	0.90 - 0.90	16.49	-	16.49
2019	3	23.43	-	23.43	66	1.30	0.90 - 0.90	24.09	-	24.09

42

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Invesco V.I. American Franchise
2023	111	$37.09	-	$48.02	$4,200	—%	0.90 - 0.90%	39.67	-	39.67%
2022	132	26.56	-	34.38	3,571	—	0.90 - 0.90	(31.73)	-	(31.73)
2021	152	38.90	-	50.36	6,032	—	0.90 - 0.90	10.92	-	10.92
2020	185	35.07	-	45.40	6,601	0.07	0.90 - 0.90	41.08	-	41.08
2019	200	24.86	-	32.18	5,063	—	0.90 - 0.90	35.53	-	35.53
	Invesco V.I. American Value (On April 30 2021, Invesco V.I. Value Opportunities merged into Invesco V.I. American Value)
2023	41	11.67	-	42.05	593	0.65	0.90 - 0.90	14.57	-	14.57
2022	52	10.19	-	36.71	649	0.77	0.90 - 0.90	(3.48)	-	(3.48)
2021	53	10.55	-	38.03	686	0.46	0.90 - 0.90	5.54	-	26.80
2020	5	29.99	-	29.99	162	0.88	0.90 - 0.90	0.22	-	0.22
2019	6	29.93	-	29.93	178	0.71	0.90 - 0.90	23.91	-	23.91
	Invesco V.I. Capital Appreciation Fund - Series I
2023	7	30.92	-	30.92	225	—	0.90 - 0.90	34.17	-	34.17
2022	11	23.05	-	23.05	243	—	0.90 - 0.90	(31.40)	-	(31.40)
2021	11	33.60	-	33.60	368	—	0.90 - 0.90	21.47	-	21.47
2020	13	27.66	-	27.66	359	—	0.90 - 0.90	35.36	-	35.36
2019	14	20.43	-	20.43	279	0.06	0.90 - 0.90	34.98	-	34.98
	Invesco V.I. Comstock
2023	4	30.50	-	30.50	128	1.86	0.90 - 0.90	11.35	-	11.35
2022	4	27.39	-	27.39	117	1.35	0.90 - 0.90	0.22	-	0.22
2021	7	27.33	-	27.33	189	1.84	0.90 - 0.90	32.17	-	32.17
2020	7	20.68	-	20.68	145	2.24	0.90 - 0.90	(1.74)	-	(1.74)
2019	9	21.05	-	21.05	179	2.01	0.90 - 0.90	24.18	-	24.18
	Invesco V.I. Core Equity
2023	66	35.83	-	41.33	2,630	0.73	0.90 - 0.90	22.26	-	22.26
2022	78	29.30	-	33.80	2,556	0.85	0.90 - 0.90	(21.26)	-	(21.26)
2021	98	37.21	-	42.93	4,057	0.61	0.90 - 0.90	26.60	-	26.60
2020	120	29.40	-	33.91	3,952	1.32	0.90 - 0.90	12.83	-	12.83
2019	133	26.05	-	30.06	3,860	0.92	0.90 - 0.90	27.81	-	27.81
	Invesco V.I. Core Plus Bond
2023	38	16.48	-	17.45	659	2.58	0.90 - 0.90	5.19	-	5.19
2022	49	15.66	-	16.58	808	0.53	0.90 - 0.90	(15.30)	-	(15.30)
2021	56	18.49	-	19.58	1,078	1.40	0.90 - 0.90	(1.55)	-	(1.55)
2020	71	18.78	-	19.89	1,393	1.80	0.90 - 0.90	8.74	-	8.74
2019	81	17.27	-	18.29	1,457	2.87	0.90 - 0.90	10.07	-	10.07
	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
2023	19	13.34	-	17.28	273	—	0.90 - 0.90	12.14	-	12.14
2022	22	11.90	-	15.41	270	—	0.90 - 0.90	(31.60)	-	(31.60)
2021	25	17.40	-	22.53	458	—	0.90 - 0.90	18.03	-	18.03
2020	28	14.74	-	19.08	445	0.01	0.90 - 0.90	39.43	-	50.51
2019	6	13.69	-	13.69	88	—	0.90 - 0.90	38.11	-	38.11
43

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Invesco V.I. Diversified Dividend
2023	41	$36.22	-	$36.22	$1,485	1.99%	0.90 - 0.90%	8.07	-	8.07%
2022	43	33.51	-	33.51	1,450	1.85	0.90 - 0.90	(2.56)	-	(2.56)
2021	47	34.39	-	34.39	1,624	2.05	0.90 - 0.90	17.83	-	17.83
2020	56	29.19	-	29.19	1,622	3.07	0.90 - 0.90	(0.76)	-	(0.76)
2019	60	29.41	-	29.41	1,757	2.82	0.90 - 0.90	23.97	-	23.97
	Invesco V.I. Equally-Weighted S&P 500 Fund - Series I (On April 29, 2022 fund commenced operations) (On April 29,2022, Invesco V.I. S&P 500 Index Fund merged into Invesco V.I. Equally-Weighted S&P 500 Fund - Series I)
2023	89	10.87	-	10.87	963	1.26	0.90 - 0.90	12.70	-	12.70
2022	103	9.64	-	9.64	996	0.96	0.90 - 0.90	(3.55)	-	(3.55)
	Invesco V.I. Equity and Income (On April 30 2021, Invesco Managed Volatility Fund Series I merged into Invesco V.I. Equity and income)
2023	147	22.91	-	22.91	3,362	1.86	0.90 - 0.90	9.57	-	9.57
2022	182	20.91	-	20.91	3,807	1.58	0.90 - 0.90	(8.34)	-	(8.34)
2021	220	22.81	-	22.81	5,013	1.84	0.90 - 0.90	17.59	-	17.59
2020	234	19.40	-	19.40	4,535	2.36	0.90 - 0.90	8.97	-	8.97
2019	271	17.80	-	17.80	4,832	2.52	0.90 - 0.90	19.29	-	19.29
	Invesco V.I. EQV International Equity Fund - Series I
2023	18	27.09	-	32.88	553	0.19	0.90 - 0.90	17.09	-	17.09
2022	21	23.13	-	28.08	540	1.63	0.90 - 0.90	(19.04)	-	(19.04)
2021	25	28.57	-	34.68	794	1.28	0.90 - 0.90	4.94	-	4.94
2020	26	27.23	-	33.05	780	2.40	0.90 - 0.90	12.97	-	12.97
2019	28	24.10	-	29.25	738	1.56	0.90 - 0.90	27.42	-	27.42
	Invesco V.I. Global Core Equity
2023	30	17.59	-	21.96	536	0.58	0.90 - 0.90	20.64	-	20.64
2022	31	14.58	-	18.20	457	0.35	0.90 - 0.90	(22.57)	-	(22.57)
2021	32	18.84	-	23.51	597	0.97	0.90 - 0.90	14.93	-	14.93
2020	32	16.39	-	20.45	529	1.37	0.90 - 0.90	12.21	-	12.21
2019	33	14.60	-	18.23	482	1.41	0.90 - 0.90	24.08	-	24.08
	Invesco V.I. Global Fund - Series I
2023	4	38.74	-	38.74	148	0.22	0.90 - 0.90	33.53	-	33.53
2022	5	29.01	-	29.01	137	—	0.90 - 0.90	(32.38)	-	(32.38)
2021	6	42.90	-	42.90	273	—	0.90 - 0.90	14.45	-	14.45
2020	6	37.49	-	37.49	241	0.72	0.90 - 0.90	26.49	-	26.49
2019	8	29.63	-	29.63	234	0.89	0.90 - 0.90	30.61	-	30.61
	Invesco V.I. Global Strategic Income Fund - Series I
2023	16	21.92	-	21.92	356	—	0.90 - 0.90	7.91	-	7.91
2022	17	20.31	-	20.31	348	—	0.90 - 0.90	(12.25)	-	(12.25)
2021	20	23.15	-	23.15	468	4.53	0.90 - 0.90	(4.28)	-	(4.28)
2020	22	24.18	-	24.18	538	5.64	0.90 - 0.90	2.47	-	2.47
2019	25	23.60	-	23.60	580	3.77	0.90 - 0.90	9.81	-	9.81

44

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Invesco V.I. Government Money Market Fund Series I (On July 28, 2023 Morgan Stanley VIS Income Plus Portfolio Class X merged into Invesco V.I. Government Money Market Fund Series I)
2023	190	$10.37	-	$12.54	$2,068	4.81%	0.90 - 0.90%	3.92	-	3.92%
2022	113	9.98	-	12.06	1,235	1.37	0.90 - 0.90	0.55	-	0.55
2021	132	9.93	-	12.00	1,443	0.01	0.90 - 0.90	(0.89)	-	(0.89)
2020	146	10.02	-	12.10	1,624	0.30	0.90 - 0.90	(0.60)	-	(0.60)
2019	157	10.08	-	12.18	1,769	1.88	0.90 - 0.90	0.98	-	0.98
	Invesco V.I. Government Securities
2023	42	17.31	-	18.19	763	2.05	0.90 - 0.90	3.69	-	3.69
2022	44	16.70	-	17.55	772	1.89	0.90 - 0.90	(11.09)	-	(11.09)
2021	53	18.78	-	19.74	1,036	2.33	0.90 - 0.90	(3.14)	-	(3.14)
2020	60	19.39	-	20.38	1,222	2.36	0.90 - 0.90	5.32	-	5.32
2019	67	18.41	-	19.35	1,286	2.38	0.90 - 0.90	5.12	-	5.12
	Invesco V.I. High Yield
2023	20	12.80	-	21.26	338	4.87	0.90 - 0.90	9.19	-	9.19
2022	24	11.72	-	19.47	360	4.57	0.90 - 0.90	(10.36)	-	(10.36)
2021	25	13.08	-	21.72	433	4.27	0.90 - 0.90	3.45	-	3.45
2020	32	12.64	-	21.00	544	5.90	0.90 - 0.90	2.39	-	2.39
2019	35	12.34	-	20.51	589	5.70	0.90 - 0.90	12.49	-	12.49
	Invesco V.I. Main Street Fund® - Series I
2023	13	32.74	-	32.74	419	0.72	0.90 - 0.90	22.12	-	22.12
2022	16	26.81	-	26.81	431	1.42	0.90 - 0.90	(20.85)	-	(20.85)
2021	18	33.87	-	33.87	595	0.68	0.90 - 0.90	26.43	-	26.43
2020	21	26.79	-	26.79	554	1.43	0.90 - 0.90	12.92	-	12.92
2019	24	23.73	-	23.73	560	1.02	0.90 - 0.90	30.90	-	30.90
	Invesco V.I. Main Street Mid Cap Fund - Series I
2023	7	42.95	-	42.95	287	0.25	0.90 - 0.90	13.44	-	13.44
2022	9	37.86	-	37.86	351	0.35	0.90 - 0.90	(15.03)	-	(15.03)
2021	10	44.56	-	44.56	434	0.45	0.90 - 0.90	22.14	-	22.14
2020	10	36.48	-	36.48	368	0.72	0.90 - 0.90	8.27	-	8.27
2019	11	33.69	-	33.69	360	0.50	0.90 - 0.90	24.15	-	24.15
	Invesco V.I. Technology
2023	2	50.73	-	50.73	116	—	0.90 - 0.90	45.63	-	45.63
2022	3	34.83	-	34.83	104	—	0.90 - 0.90	(40.49)	-	(40.49)
2021	4	58.53	-	58.53	253	—	0.90 - 0.90	13.39	-	13.39
2020	4	51.62	-	51.62	225	—	0.90 - 0.90	44.81	-	44.81
2019	5	35.65	-	35.65	174	—	0.90 - 0.90	34.66	-	34.66
	MFS® VIT Growth Series Initial Class
2023	14	78.26	-	78.26	1,096	—	0.90 - 0.90	34.65	-	34.65
2022	16	58.12	-	58.12	945	—	0.90 - 0.90	(32.25)	-	(32.25)
2021	18	85.79	-	85.79	1,502	—	0.90 - 0.90	22.43	-	22.43
2020	20	70.07	-	70.07	1,382	—	0.90 - 0.90	30.68	-	30.68
2019	23	53.62	-	53.62	1,225	—	0.90 - 0.90	36.91	-	36.91

45

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	MFS® VIT Investors Trust Series Initial Class
2023	6	$36.12	-	$36.12	$208	0.73%	0.90 - 0.90%	17.92	-	17.92%
2022	6	30.63	-	30.63	192	0.61	0.90 - 0.90	(17.24)	-	(17.24)
2021	8	37.01	-	37.01	280	0.62	0.90 - 0.90	25.68	-	25.68
2020	8	29.45	-	29.45	226	0.66	0.90 - 0.90	12.85	-	12.85
2019	8	26.10	-	26.10	215	0.69	0.90 - 0.90	30.40	-	30.40
	MFS® VIT New Discovery Series Initial Class
2023	1	35.99	-	35.99	45	—	0.90 - 0.90	13.39	-	13.39
2022	1	31.74	-	31.74	40	—	0.90 - 0.90	(30.39)	-	(30.39)
2021	1	45.59	-	45.59	58	—	0.90 - 0.90	0.89	-	0.89
2020	1	45.19	-	45.19	65	—	0.90 - 0.90	44.58	-	44.58
2019	1	31.26	-	31.26	45	—	0.90 - 0.90	40.43	-	40.43
	MFS® VIT Research Series Initial Class
2023	1	32.83	-	32.83	25	0.52	0.90 - 0.90	21.33	-	21.33
2022	1	27.06	-	27.06	21	0.38	0.90 - 0.90	(17.95)	-	(17.95)
2021	2	32.98	-	32.98	57	0.54	0.90 - 0.90	23.68	-	23.68
2020	2	26.67	-	26.67	47	0.73	0.90 - 0.90	15.55	-	15.55
2019	2	23.08	-	23.08	41	0.79	0.90 - 0.90	31.76	-	31.76
	MFS® VIT Utilities Series Initial Class
2023	2	61.95	-	61.95	153	3.39	0.90 - 0.90	(2.98)	-	(2.98)
2022	3	63.86	-	63.86	185	2.42	0.90 - 0.90	(0.15)	-	(0.15)
2021	3	63.95	-	63.95	187	1.75	0.90 - 0.90	13.07	-	13.07
2020	3	56.56	-	56.56	167	2.14	0.90 - 0.90	4.95	-	4.95
2019	4	53.89	-	53.89	208	4.04	0.90 - 0.90	23.95	-	23.95
	Morgan Stanley VIF Core Plus Fixed Income Class I (On July 28, 2023 Morgan Stanley VIF Core Plus Fixed Income Class I merged into BNY Mellon VIF Government Money Market Portfolio)
2023	—	19.12	-	19.12	—	4.15	0.90 - 0.90	2.12	-	2.12
2022	11	18.72	-	18.72	202	4.04	0.90 - 0.90	(15.10)	-	(15.10)
2021	12	22.05	-	22.05	271	3.87	0.90 - 0.90	(1.22)	-	(1.22)
2020	13	22.32	-	22.32	294	2.92	0.90 - 0.90	6.83	-	6.83
2019	15	20.89	-	20.89	317	3.70	0.90 - 0.90	9.89	-	9.89
	Morgan Stanley VIF Emerging Markets Class I
2023	2	31.37	-	31.37	77	1.62	0.90 - 0.90	10.97	-	10.97
2022	2	28.27	-	28.27	70	0.41	0.90 - 0.90	(25.75)	-	(25.75)
2021	3	38.07	-	38.07	106	0.81	0.90 - 0.90	2.06	-	2.06
2020	3	37.30	-	37.30	115	1.44	0.90 - 0.90	13.41	-	13.41
2019	4	32.89	-	32.89	122	1.06	0.90 - 0.90	18.52	-	18.52
	Morgan Stanley VIF Global Strategist Portfolio Class I
2023	38	19.57	-	19.57	740	1.65	0.90 - 0.90	13.05	-	13.05
2022	39	17.31	-	17.31	673	—	0.90 - 0.90	(17.68)	-	(17.68)
2021	40	21.03	-	21.03	846	1.86	0.90 - 0.90	7.40	-	7.40
2020	45	19.58	-	19.58	882	1.49	0.90 - 0.90	9.92	-	9.92
2019	48	17.81	-	17.81	860	1.84	0.90 - 0.90	16.72	-	16.72

46

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Morgan Stanley VIF Growth Class I
2023	53	$40.56	-	$56.63	$2,952	—%	0.90 - 0.90%	47.34	-	47.34%
2022	66	27.53	-	38.43	2,498	—	0.90 - 0.90	(60.43)	-	(60.43)
2021	75	69.56	-	97.12	7,201	—	0.90 - 0.90	(0.79)	-	(0.79)
2020	80	70.12	-	97.89	7,791	—	0.90 - 0.90	115.37	-	115.37
2019	86	32.56	-	45.45	3,858	—	0.90 - 0.90	30.63	-	30.63
	Morgan Stanley VIF U.S. Real Estate Class I
2023	4	38.10	-	52.73	174	2.23	0.90 - 0.90	13.49	-	13.49
2022	4	33.57	-	46.46	150	1.22	0.90 - 0.90	(27.71)	-	(27.71)
2021	4	46.43	-	64.27	208	2.02	0.90 - 0.90	38.55	-	38.55
2020	4	33.51	-	46.39	167	2.83	0.90 - 0.90	(17.60)	-	(17.60)
2019	5	40.67	-	56.29	218	1.88	0.90 - 0.90	17.87	-	17.87
	Morgan Stanley VIS Global Infrastructure Portfolio Class X
2023	7	39.34	-	39.34	295	2.58	0.90 - 0.90	3.61	-	3.61
2022	8	37.96	-	37.96	299	2.90	0.90 - 0.90	(8.84)	-	(8.84)
2021	8	41.64	-	41.64	341	2.64	0.90 - 0.90	13.24	-	13.24
2020	12	36.78	-	36.78	426	1.68	0.90 - 0.90	(2.04)	-	(2.04)
2019	12	37.54	-	37.54	453	2.73	0.90 - 0.90	27.15	-	27.15
	Morgan Stanley VIS Income Plus Portfolio Class X (On July 28, 2023 Morgan Stanley VIS Income Plus Portfolio Class X merged into Invesco V.I. Government Money Market Fund Series I)
2023	—	26.73	-	26.73	—	3.68	0.90 - 0.90	3.69	-	3.69
2022	40	25.78	-	25.78	1,030	1.84	0.90 - 0.90	(17.22)	-	(17.22)
2021	41	31.14	-	31.14	1,286	3.35	0.90 - 0.90	(2.75)	-	(2.75)
2020	43	32.02	-	32.02	1,361	3.36	0.90 - 0.90	9.64	-	9.64
2019	45	29.21	-	29.21	1,312	3.64	0.90 - 0.90	14.92	-	14.92
	Putnam VT Global Health Care Fund Class IB
2023	1	48.55	-	48.55	33	0.30	0.90 - 0.90	8.16	-	8.16
2022	1	44.89	-	44.89	31	0.47	0.90 - 0.90	(5.53)	-	(5.53)
2021	1	47.52	-	47.52	53	1.08	0.90 - 0.90	18.33	-	18.33
2020	1	40.15	-	40.15	46	0.50	0.90 - 0.90	15.24	-	15.24
2019	1	34.85	-	34.85	42	—	0.90 - 0.90	29.12	-	29.12
	Putnam VT International Equity Fund Class IB
2023	2	22.35	-	22.35	36	0.03	0.90 - 0.90	17.45	-	17.45
2022	2	19.03	-	19.03	41	1.49	0.90 - 0.90	(15.53)	-	(15.53)
2021	3	22.53	-	22.53	64	1.13	0.90 - 0.90	7.85	-	7.85
2020	3	20.89	-	20.89	58	1.53	0.90 - 0.90	11.09	-	11.09
2019	3	18.80	-	18.80	57	1.34	0.90 - 0.90	24.03	-	24.03
	Putnam VT Large Cap Growth Fund - Class IB
2023	1	59.95	-	59.95	79	—	0.90 - 0.90	43.19	-	43.19
2022	2	41.87	-	41.87	68	—	0.90 - 0.90	(31.12)	-	(31.12)
2021	1	60.79	-	60.79	89	—	0.90 - 0.90	21.56	-	21.56
2020	1	50.01	-	50.01	73	0.04	0.90 - 0.90	37.47	-	37.47
2019	2	36.38	-	36.38	64	0.13	0.90 - 0.90	35.52	-	35.52

47

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,					For the year ended December 31,
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***

	Putnam VT Large Cap Value Fund - Class IB
2023	3	$57.64	-	$57.64	$178	2.08%	0.90 - 0.90%	14.63	-	14.63%
2022	4	50.28	-	50.28	199	1.49	0.90 - 0.90	(4.00)	-	(4.00)
2021	5	52.37	-	52.37	249	1.20	0.90 - 0.90	26.16	-	26.16
2020	5	41.51	-	41.51	202	1.69	0.90 - 0.90	4.85	-	4.85
2019	5	39.59	-	39.59	194	2.12	0.90 - 0.90	29.24	-	29.24
	Putnam VT Research Fund Class IB
2023	1	48.71	-	48.71	71	0.79	0.90 - 0.90	27.71	-	27.71
2022	1	38.14	-	38.14	56	0.56	0.90 - 0.90	(18.02)	-	(18.02)
2021	1	46.53	-	46.53	69	0.10	0.90 - 0.90	23.02	-	23.02
2020	1	37.82	-	37.82	56	0.67	0.90 - 0.90	18.84	-	18.84
2019	2	31.83	-	31.83	68	1.13	0.90 - 0.90	32.04	-	32.04
48

EVERLAKE LIFE INSURANCE COMPANY
Statutory-basis Statements of Financial Position as of December 31, 2023 and 2022,
Statutory-basis Statements of Operations, Changes in Capital and Surplus
and Cash Flows for the Years Ended December 31, 2023, 2022 and 2021,
Statutory-basis Supplemental Schedules as of December 31, 2023,
Independent Auditor’s Report

Item 11(e). Financial Statements and Notes to Financial Statements

INDEPENDENT AUDITOR’S REPORT
To the Audit & Risk Committee of
Everlake US Holdings Company
Northbrook, Illinois

Opinions
We have audited the statutory-basis financial statements of Everlake Life Insurance Company (the “Company”), which is a wholly-owned subsidiary of Everlake US Holdings Company, which comprise the statutory-basis statements of financial position as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).
Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Everlake Life Insurance Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Illinois Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.
Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 22, 2024

EVERLAKE LIFE INSURANCE COMPANY
STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

($ in millions, except par value and number of shares)	December 31,
	2023	2022
ADMITTED ASSETS
Bonds (fair value: $14,395 and $14,896)	$15,514	$16,542
Common stocks:
Unaffiliated companies (cost: $5 and $12)	5	15
Subsidiaries and affiliates (cost: $64 and $64)	50	47
Mortgage loans on real estate	4,165	4,107
Cash, cash equivalents and short-term investments	542	328
Contract loans	543	540
Derivatives	142	65
Other invested assets	1,901	1,677
Receivables for securities	16	40
Subtotals, cash and invested assets	22,878	23,361
Investment income due and accrued	190	179
Premiums and considerations	155	162
Reinsurance recoverables and other reinsurance receivables	241	201
Receivables from parent, subsidiaries and affiliates	9	—
Negative interest maintenance reserve	155	—
Other assets	39	64
From Separate Accounts, Segregated Accounts and Protected Cell Accounts	2,110	2,035
Total admitted assets	$25,777	$26,002

LIABILITIES
Aggregate reserve for life contracts	$11,797	$11,846
Aggregate reserve for accident and health contracts	31	33
Liability for deposit-type contracts	1,390	1,517
Contract claims and liabilities	66	79
Other amounts payable on reinsurance	101	110
Net deferred tax liability	198	120
Asset valuation reserve	511	427
Payable to parent, subsidiaries and affiliates	46	38
Funds held under reinsurance treaties with unauthorized and certified reinsurers	6,545	6,555
Funds held under coinsurance	723	764
Derivatives	74	32
Repurchase agreements	205	552
Other liabilities	142	134
From Separate Accounts Statement	2,110	2,035
Total liabilities	23,939	24,242

CAPITAL AND SURPLUS
Common capital stock ($227 par value; 23,800 shares authorized, issued and outstanding)	5	5
Gross paid in and contributed surplus	1,483	1,678
Aggregate write-ins for special surplus funds	155	—
Unassigned funds (surplus)	195	77
Total capital and surplus	1,838	1,760
Total liabilities and capital and surplus	$25,777	$26,002

See notes to statutory-basis financial statements.

EVERLAKE LIFE INSURANCE COMPANY
STATUTORY-BASIS STATEMENTS OF OPERATIONS

($ in millions)	Year Ended December 31,
	2023	2022	2021
Premiums and annuity considerations for life and accident and health contracts	$1,022	$662	$(5,882)
Net investment income	1,138	1,052	1,323
Amortization of interest maintenance reserve	(1)	54	44
Commissions and expense allowances on reinsurance ceded	78	70	(420)
Reserve adjustments on reinsurance ceded	(261)	(305)	(422)
Fees associated with Separate Accounts	41	42	42
Experience refund on reinsurance ceded	129	154	73
Non-proprietary product revenue	—	—	17
Other income	2	2	2
Total	2,148	1,731	(5,223)

Death benefits	450	447	721
Annuity benefits	438	458	722
Surrender benefits and withdrawals for life contracts	549	389	492
Interest and adjustments on contracts or deposit-type contract funds	44	49	71
Increase (decrease) in aggregate reserves for life and accident and health contracts	(51)	(331)	(7,027)
Other contract benefits	9	7	24
Commissions and general insurance expenses, including insurance taxes, licenses and fees	220	163	362
Net transfers to or (from) Separate Accounts net of reinsurance	(319)	(310)	(465)
Funds withheld expense	394	408	231
Total	1,734	1,280	(4,869)

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and realized capital gains or (losses)	414	451	(354)

Federal and foreign income taxes incurred (excluding tax on capital gains)	24	94	(30)

Net gain (loss) from operations after dividends to policyholders and federal income taxes and before realized capital gains or (losses)	390	357	(324)

Net realized capital gains (losses) (excluding gains (losses) transferred to the IMR) less capital gains tax of $1, $(8) and $(156) (excluding taxes of $(6), $(60) and $105 transferred to the IMR)	3	(30)	1,397

Net income	$393	$327	$1,073

See notes to statutory-basis financial statements.

EVERLAKE LIFE INSURANCE COMPANY
STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

($ in millions)	Year Ended December 31,
	2023	2022	2021
Capital and surplus, December 31, prior year	$1,760	$2,402	$3,927
Net income	393	327	1,073
Change in net unrealized capital gains (losses)	86	(117)	(791)
Change in net unrealized foreign exchange capital gains (losses)	(5)	2	(16)
Change in net deferred income tax	(55)	27	(545)
Change in nonadmitted assets	143	(89)	226
Change in reserve on account of change in valuation basis	—	(11)	3
Change in asset valuation reserve	(84)	69	477
Paid-in surplus adjustment	(194)	(249)	40
Dividends to stockholder	(206)	(601)	(1,992)
Capital and surplus, December 31, current year	$1,838	$1,760	$2,402

See notes to statutory-basis financial statements.

EVERLAKE LIFE INSURANCE COMPANY
STATUTORY-BASIS STATEMENTS OF CASH FLOWS

($ in millions)	Year Ended December 31,
	2023	2022	2021
Cash from operations
Premiums collected net of reinsurance	$1,025	$669	$(5,692)
Net investment income	1,141	1,002	1,449
Miscellaneous income	177	203	193
Total	2,343	1,874	(4,050)

Benefits and loss related payments	1,731	1,515	2,250
Net transfers to Separate, Segregated Accounts and Protected Cell Accounts	(286)	(375)	(465)
Commissions, expenses paid and aggregate write-ins for deductions	610	574	589
Federal and foreign income taxes paid (recovered)	21	15	195
Total	2,076	1,729	2,569
Net cash from operations	267	145	(6,619)

Cash from investments
Proceeds from investments sold, matured or repaid	3,107	8,844	11,808
Cost of investments acquired (long-term only)	2,294	9,367	9,243
Net increase or (decrease) in contract loans and premium notes	3	(13)	(24)
Net cash from investments	810	(510)	2,589

Cash from financing and miscellaneous sources
Capital and paid-in surplus, less treasury stock	(194)	(249)	40
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(171)	(141)	(200)
Dividends to stockholder	206	601	1,638
Other cash provided (applied)	(292)	369	6,452
Net cash from financing and miscellaneous sources	(863)	(622)	4,654

Reconciliation of cash, cash equivalents and short-term investments
Net change in cash, cash equivalents and short-term investments	214	(987)	624
Cash, cash equivalents and short-term investments, beginning of year	328	1,315	691
Cash, cash equivalents and short-term investments, end of period	$542	$328	$1,315

Supplemental disclosures for non-cash transactions

Assets transferred from/to a subsidiary	$348	$1,009	$176
Portfolio investments exchanged	418	398	172
Change in receivable for securities sold	9	37	8
Change in payable for securities acquired	1	1	21
Assets transferred from the Separate Accounts	25	—	—
Bonds transferred for reinsurance settlement	—	226	37
Assets transferred from/to parent	—	—	3,001
Assets transferred to an affiliate due to reinsurance	—	—	503
Dividends to parent	—	—	354
Reinvestment of non-cash distributions from other invested assets	—	—	120
Income from other invested assets	—	—	75
Change in commitment on low income housing investments	—	—	1
Liability associated with other invested assets	—	—	1

See notes to statutory-basis financial statements.

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
1. General
Everlake Life Insurance Company (the “Company”, formerly known as Allstate Life Insurance Company), an Illinois domiciled insurer, is a wholly owned subsidiary of Everlake US Holdings Company (“EUHC”), a Delaware corporation. EUHC is a wholly owned subsidiary of Everlake US Parent Company, a Delaware corporation. Everlake US Parent Company is a wholly owned subsidiary of Everlake Holdings, LP. Prior to November 1, 2021, the Company was a wholly owned subsidiary of Allstate Insurance Company (“AIC”), an Illinois domiciled insurer. AIC is a wholly owned subsidiary of Allstate Insurance Holdings, LLC (“AIH”), a Delaware limited liability company. AIH is a wholly owned subsidiary of The Allstate Corporation (the “Corporation”).
On January 26, 2021, AIC and Allstate Financial Insurance Holding Corporation (“AFIHC” or “seller”) entered into a Stock Purchase Agreement (“ALIC Purchase Agreement”) with EUHC (formerly Antelope US Holdings Company), an affiliate of an investment fund managed by Blackstone Inc. to sell the Company and certain affiliates. The necessary state regulatory approvals were received on October 29, 2021 and the sale of the Company and certain affiliates was completed on November 1, 2021, at which time EUHC became the parent of the Company. Subsequently, the Company was renamed to Everlake Life Insurance Company.
The Company previously sold life insurance through Allstate exclusive agents and exclusive financial specialists. The Company is authorized to sell life insurance and retirement products in 49 states, the District of Columbia and Puerto Rico. The Company’s business consists of traditional, interest-sensitive and variable life insurance. Term and whole life insurance offer basic life protection solutions. Universal life and retirement products cover more advanced needs. The Company discontinued sales of insurance products during third quarter 2021. Since the acquisition by EUHC on November 1, 2021, the Company’s strategy is to build scale and diversify its business through the opportunistic acquisition of life and annuity liabilities. These acquisitions could be structured as purchase agreements or reinsurance agreements.
For 2023, the top geographic locations for direct statutory premiums and annuity considerations were California, Texas, Florida, Illinois and Pennsylvania. No other jurisdictions accounted for more than 5% of direct statutory premiums and annuity considerations.

2. Summary of Significant Accounting Policies
Basis of presentation
The Company prepares its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (“IL DOI”). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.
The State of Illinois requires its domestic insurance companies to prepare financial statements in conformity with the NAIC Accounting Practices and Procedures Manual (“APPM”), which includes all Statements of Statutory Accounting Principles (“SSAPs”), subject to any deviations prescribed or permitted by the IL DOI.
The Company’s net income and capital and surplus did not include any accounting practices prescribed or permitted by the IL DOI during 2023, 2022 or 2021.
Accounting practices and procedures of the NAIC as prescribed or permitted by the IL DOI comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences relevant to the Company are as follows:
•Bonds, including loan-backed and structured securities (“LBASS”) but excluding Securities Valuation Office (“SVO”)-identified investments, and short-term investments are stated at amortized cost, or lower of amortized cost or fair value, or recovery value, while under GAAP, they are carried at fair value.
•Under the APPM, unaffiliated common stocks are reported at fair value and changes in fair value are recorded as a change in net unrealized capital gains (losses), which is a component of unassigned surplus. Under GAAP, equity investments, including common stocks and limited partnership interests not accounted for under the equity method of accounting (“EMA”) or that do not result in consolidation, are measured at fair value with changes in fair value recognized in net income.
•Under the APPM, mortgage loans are carried at unpaid principal amount net of unamortized premium or discount. Under GAAP, they are carried at amortized cost, net of credit loss allowances, which are estimates of expected credit losses, established for loans upon origination or purchase, and are adjusted periodically considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the loans. Under the APPM, impairment adjustments on mortgage loans are recorded when it is probable contractual principal and interest will not be collected. Other-than-temporary impairment (“OTTI”) adjustments reduce the carrying value of mortgage loans to the fair value of the collateral less the estimated cost to sell. Under GAAP, loans are evaluated on a pooled basis when they share similar risk characteristics; while under the APPM, loans are evaluated individually.
•Investments classified as cash equivalents under the APPM are stated at fair value or amortized cost, while under GAAP these investments are carried at fair value.
•Certain investments in joint ventures, partnerships and limited liability companies under GAAP are recorded at fair value. Per the APPM, these investments require EMA to be used. EMA on a statutory basis, in conjunction with asset valuation reserve (“AVR”) recognition requirements as discussed below, recognizes the earnings of the investment in surplus with only the portion distributed recorded in investment income, while GAAP recognizes all earnings, both distributed and undistributed in investment income. Investments in joint ventures, partnerships and limited liability companies are required to have audited U.S. GAAP financial statements or audited U.S. tax-basis financial statements to be admitted. For investments in non-U.S. joint ventures, partnerships and limited liability companies for which audited GAAP or International Financial Reporting Standards financial statements are not available, admission requires using certain audited financial statements prepared using foreign generally accepted accounting principles with an audited reconciliation to U.S. GAAP.
•Investments in certain non-insurance affiliates are carried at amounts prescribed by the APPM and admitted if there are audited GAAP financial statements. GAAP requires consolidation when certain criteria are met. Differences between the APPM and GAAP result from differences in the entities that are accounted for under EMA, combined or consolidated, as well as differences in accounting practices and procedures.
•Realized investment capital gains or losses are reported net of related income taxes, while under GAAP, such gains or losses are reported gross of tax.
•Under both GAAP and the APPM, the Company is required to identify impairments and recognize credit or intent related losses on bonds including LBASS (i.e., the term used in the APPM is “OTTI”, effective January 1, 2020, this term is no longer used in GAAP). However, the measurement of credit impairments differs for bonds and the trigger for intent impairments differs for LBASS.
Intent related credit losses are recorded when there is a decision to sell a security or when it is more likely than not that the Company will be required to sell the security before the recovery of the amortized cost basis. Under GAAP and the APPM, for intent related credit losses, bonds, including LBASS are written down to fair value. In addition, for LBASS under the APPM, intent related OTTI is also recognized when there is no intent and ability to hold the security until it recovers in value, which is not required under GAAP.
Credit related impairments result from an assessment that the entire amortized cost basis is not expected to be recovered. Under GAAP, for bonds, including LBASS, in an unrealized loss position, credit losses are recorded to expected recovery value, which is recognized as a contra asset allowance and may not exceed fair value. Recovery value is determined by calculating the best estimate of future cash flows considering past events, current conditions and reasonable and supportable forecasts discounted at the security’s current effective rate. Under the APPM, for credit related OTTI, bonds other than LBASS, are written down to fair value and LBASS are written down to the expected recovery value.
•Under the APPM, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item with no ineffectiveness separately recorded. Derivatives that are not designated as accounting hedges are recorded at fair value, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus until the transaction is closed (e.g., terminated, sold, expired, exercised). Derivatives which are used in replication are reported in a manner consistent with the asset that has been replicated. Embedded derivative instruments are not accounted for separately as derivative instruments. Derivative assets and liabilities are reported gross in the financial statements.
Under GAAP, derivatives that qualify as a fair value hedge are recorded at fair value in the same income statement line item as the hedged item; cash flow hedges are also recorded at fair value. Hedge ineffectiveness, if any, is recorded along with the hedged item. The change in fair value of a non-hedge derivative, including derivatives used in replication, is recorded as a realized capital gain or loss. Embedded derivative instruments are accounted for separately and marked to market through realized capital gains or losses. Derivative assets and liabilities that qualify for offsetting with a counterparty are reported as a net asset or liability in the financial statements.
•Under the APPM, costs that are related directly to the successful acquisition of new or renewal life insurance and investment contracts, principally agents’ and brokers’ remuneration and certain underwriting costs, are expensed as incurred. Under GAAP, these costs are deferred and amortized to income either over the premium paying period of the related policies in proportion to the estimated revenue on such business or in relation to the present value of estimated gross profits on such business over the estimated lives of the contracts.
•Both GAAP and the APPM require a provision for deferred taxes on temporary differences between the reporting and tax bases of assets and liabilities. The change in deferred taxes is reported in surplus per the APPM, while under GAAP, the change is reported in the Statement of Operations. The APPM also includes limitations as to the amount of deferred tax assets (“DTAs”) that may be reported as an admitted asset. Both GAAP and the APPM require a valuation allowance for DTAs and the allowance is similarly measured.
•Under the APPM, the effects of reinsurance are netted against the corresponding assets or liabilities versus reported on a gross basis for GAAP. For paid and unpaid reinsurance recoverables and receivables reported gross on the GAAP balance sheet, effective January 1, 2020 credit loss allowances, which are estimates of expected credit losses, are established through a charge to GAAP income and reported as a contra asset. GAAP credit loss allowances are established considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the asset. Under GAAP, reinsurance recoverables and receivables may be evaluated on a pooled basis when they share similar risk characteristics; while under the APPM, reinsurance recoverables and receivables are generally evaluated individually for collectibility and amounts determined to be uncollectible are charged to income in the period the determination is made. Under the APPM, a loss on reinsurance is expensed immediately, while under GAAP, a loss is deferred as cost of reinsurance and amortized into income over the estimated life of the policies.
•Certain reported assets, including prepaid commissions, prepaid expenses, certain other receivables over 90 days past due, certain agent and bills receivables and receivable from sale of securities over 15 days past due, are designated as nonadmitted assets and are charged directly to unassigned surplus. Under GAAP, these assets are reported in the Statements of Financial Position, net of any valuation allowance. The Company adopted the guidance in INT 23-01 – Net Negative (Disallowed) Interest Maintenance Reserve (“IMR”) effective September 30, 2023. All net negative IMR as of December 31, 2023 was admitted. As of December 31, 2022, reported assets that were nonadmitted included net negative IMR.
•For holders of surplus notes, interest is not accrued until approved by the insurance departments of the applicable states of domicile per the APPM. GAAP requires interest on surplus notes to be accrued whether or not state approval has been obtained.
•Life statutory policy reserves are based on mortality, interest and other assumptions applied in compliance with statutory regulations and subject to reserve testing with assumptions subject to statutory requirements. Health statutory policy reserves are based on morbidity, interest, and withdrawal assumptions applied in compliance with statutory regulations. Statutory formula policy reserves in certain cases are subject to stand alone reserve testing with assumptions subject to statutory requirements. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, morbidity, interest and withdrawals and include sufficiency testing with assumptions representative of the Company’s current expectations. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus per the APPM rather than included in the determination of net gain from operations for GAAP.
•The AVR and IMR are required by the APPM, but not GAAP.
•Under the APPM, liabilities from guaranty funds or other assessments from insolvencies of entities that wrote long term care contracts are recorded at discounted rates, while all other assessments are reported at undiscounted rates. Under GAAP, all guaranty funds or other assessments are reported at undiscounted rates.
•The assets and reserves relating to indexed variable annuity contracts are reflected as assets and liabilities related to Separate Accounts and are carried at fair value. Premium receipts and benefits on these contracts are recorded as revenue and expense and are transferred to or (from) the Separate Accounts. Under GAAP, these assets are reported as bonds and mortgage loans. Bonds designated as available for sale are carried at fair value and mortgage loans are carried at amortized cost, net of credit loss allowances, which are estimates of expected credit losses, established for loans upon origination or purchase, and are adjusted periodically considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the loans. Liabilities are reported as contractholder funds. Revenues are comprised of contract charges and fees for contract administration and surrenders.
•Under the APPM, premium receipts and benefits on certain annuity contracts and universal life-type contracts are recorded as revenue and expense. Under GAAP, revenue on certain annuity contracts and universal life-type contracts is comprised of contract charges and fees, which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on certain annuity contracts and universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities, while benefits are recognized as expenses in excess of the policyholder account balance.
•GAAP requires the presentation of comprehensive income and its components in the financial statements, which is not required by the APPM.
•Under the APPM, economic transactions between related parties involving the exchange of assets or liabilities are accounted for at their fair value and non-economic transactions are accounted for at their fair value if lower than book value, while under GAAP, the exchange of assets or liabilities between related parties are accounted for at book value.

If the related parties are affiliates under common control and if the common parent is subject to APPM guidance, increases in surplus on such transactions are deferred by the common parent reporting entity.
Use of estimates
The preparation of financial statements in conformity with the NAIC Annual Statement Instructions and accounting practices prescribed or permitted by the IL DOI requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Reclassification
To conform to the current year presentation, certain amounts in the prior year’s financial statements and notes were reclassified. In addition, the classification of the cost of reinsurance associated with the Company’s Funds Withheld Reinsurance Agreement with Everlake Reinsurance Limited (“ERL”) was prospectively changed in 2022. In 2022, Interest and adjustments on contracts or deposit-type contract funds includes cost of reinsurance of $47 million. In 2021, Funds withheld expense includes cost of reinsurance of $7 million.
Investments
Bonds with an NAIC designation of 1 through 5, including LBASS, and excluding SVO-identified investments, are reported at amortized cost using the effective yield method. Bonds with an NAIC designation of 6 are reported at the lower of amortized cost or fair value, with the difference reflected in unassigned surplus as an unrealized capital loss. In general, LBASS utilize a multi-step process for determining carrying value and NAIC designation in accordance with SSAP No. 43R, Loan-backed and Structured Securities. The Company’s bond portfolio also includes SVO-identified investments, which are reported at fair value. Changes in the fair value of SVO-identified investments are recorded as a change in net unrealized capital gains (losses), which is a component of unassigned surplus.
Unaffiliated common stocks are reported at fair value. The differences between amortized cost or cost and fair value are recorded as a change in net unrealized capital gains (losses), which is a component of unassigned surplus.
Common stock investments in insurance subsidiaries are recorded based on the underlying statutory equity of the subsidiary.
Mortgage loans are reported at unpaid principal balances, net of unamortized premium or discount.
Cash equivalents are reported at fair value or amortized cost. Cash equivalents reported at amortized cost are readily convertible into known amounts of cash and so near their maturity that they present an insignificant risk of change in value because of changes in interest rates.
Short-term investments are reported at amortized cost.
Contract loans are reported at the unpaid principal and capitalized interest balance. Interest is capitalized into the loan balance each contract anniversary. Loans deemed uncollectible are written off. Loan balances in excess of cash value are non-admitted.
Other invested assets consist of investments in joint ventures, partnerships, limited liability companies, low income housing tax credit (“LIHTC”) property investments and surplus notes. Investments in joint ventures, partnerships and limited liability companies are generally reported based on the underlying audited GAAP equity of the investee, with undistributed earnings or losses reflected in unassigned surplus as a change in net unrealized capital gains and losses and, are generally recognized on a delay due to the availability of financial statements. The change in net unrealized capital gains and losses is reported in unassigned surplus, as well as used in the calculation of the AVR provision. LIHTC property investments are carried at proportional amortized cost, based on the proportion of tax benefits received in the current year to total estimated tax benefits allocated to the Company. Surplus notes are reported at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation.
Realized capital losses recognized on all bonds due to OTTI resulting from changes in the general level of interest rates are reported in the IMR, net of tax and amortized into the Statements of Operations. For LBASS designated as no intent and ability to hold, the non-interest related portion of OTTI losses is used in the calculation of the AVR provision, while the interest-related OTTI is reported in IMR. All other net realized capital gains and losses for other invested assets resulting from changes in the general level of interest rates and OTTI realized capital losses for other invested assets and bonds that are not a result of changes in the general level of interest rates are reported in the Statements of Operations and used in the calculation of the AVR provision, the change of which is reported within unassigned surplus.
Investment income primarily consists of interest, dividends, income from limited partnership interests, rental income from real estate and amortization of any premium or discount. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for LBASS is determined considering estimated pay-downs, including prepayments, obtained from third-party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For LBASS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. In periods subsequent to the recognition of an OTTI on a bond, including LBASS, the difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income. Accrual of income is suspended for other-than-temporarily impaired bonds when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans and bank loans that are in default or when the full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Cash distributions received from investments in joint ventures, partnerships and limited liability companies are recognized in investment income to the extent that they are not in excess of the undistributed accumulated earnings attributable to the investee and the unrealized gain would be reversed. Any distributions that are in excess of the undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investment.
Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other than temporary declines in fair value, expirations and settlements of certain derivatives. Realized capital gains and losses on investment sales are determined on a specific identification basis.
The Company has a comprehensive portfolio monitoring process to identify and evaluate each bond, including LBASS, and common stock, whose carrying value may be other-than-temporarily impaired. For each bond, excluding LBASS, in an unrealized loss position (fair value is less than amortized cost), the Company assesses whether management with the appropriate authority has made a decision to sell the bond prior to its maturity at an amount below its carrying value. If the decision has been made to sell the bond, the bond’s decline in fair value is considered other than temporary and the Company recognizes a realized capital loss equal to the difference between the amortized cost and the fair value of the bond at the balance sheet date the assessment is made. If the Company has not made the decision to sell the bond, but it is probable the Company will not be able to collect all amounts due according to contractual terms, the bond’s decline in value is considered other-than-temporarily impaired, and a write-down of the amortized cost to fair value is required. For securities with an NAIC designation of 6, unrealized losses that are not deemed other-than-temporarily impaired are reflected in the Company’s unassigned surplus.
For LBASS, the Company assesses whether management with the appropriate authority has made a decision to sell each LBASS in an unrealized loss position or does not have the intent and ability to retain the LBASS for a period of time sufficient to recover the amortized cost basis. If either situation exists, the security’s decline in value is considered other-than-temporarily impaired and the security is written down as a realized capital loss to fair value. If management has not made the decision to sell the LBASS and management intends to hold the security for a period of time sufficient to recover the amortized cost basis, the Company analyzes the present value of the discounted cash flows expected to be collected. If the present value of the discounted cash flows expected to be collected is less than the amortized cost, the security is considered other-than-temporarily impaired and the Company recognizes a realized capital loss for the difference between the present value of the discounted cash flows and the amortized cost. For securities with an NAIC designation of 6, unrealized losses that are not deemed other-than-temporarily impaired are reflected in the Company’s unassigned surplus.
For common stocks, the Company considers various factors, including whether the Company has the intent and ability to hold the stock for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the stock’s decline in fair value is other than temporary and the difference between the stock’s cost and fair value is recognized as a realized capital loss. A decision to sell stock for an amount below its cost would be an other than temporary decline and a realized capital loss is recorded. For stocks managed by a third-party, either the Company has contractually retained its decision making authority as it pertains to selling stocks that are in an unrealized loss position or it recognizes an unrealized loss at the end of the period through a charge to realized capital loss.
The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for bonds, including LBASS) or cost (for stocks) is below internally established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential OTTI using all reasonably available information relevant to the collectibility or recovery of the security. Inherent in the Company’s evaluation of OTTI for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: (1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; (2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and (3) the length of time and extent to which the fair value has been less than amortized cost or cost.
Impairment adjustments on mortgage loans are recorded when it is probable contractual principal and interest will not be collected. OTTI adjustments reduce the carrying value of mortgage loans to the fair value of the collateral less the estimated cost to sell. The carrying value of real estate is adjusted for OTTI only if it is not recoverable and exceeds fair value.
Due and accrued investment income is recorded as an asset, with three exceptions. Due and accrued investment income on mortgage loans in default, where interest is more than 180 days past due, is nonadmitted. Due and accrued investment income for investments other than mortgage loans, that is more than 90 days past due, is nonadmitted. In addition, due and accrued investment income that is determined to be uncollectible, regardless of its age, is written off in the period that determination is made.
Derivative financial instruments
Derivative financial instruments include interest rate, total return, credit default and foreign currency swap agreements, foreign currency forward contracts, futures contracts, interest rate cap agreements and index option contracts. When derivatives meet specific criteria, they may be designated as accounting hedges, which means they may be accounted for and reported on in a manner that is consistent with the hedged asset or liability. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus. The determination of the AVR and IMR impact of realized capital gains and losses on derivatives is based on how the realized capital gains and losses of the underlying asset is reported. The Company’s accounting policy for the various types of derivative instruments is discussed further in Note 5.
AVR and IMR
The Company establishes the AVR and IMR as promulgated by the NAIC. The AVR offsets potential credit-related investment losses and volatility in recorded changes in fair value measurements on all invested asset categories excluding cash, contract loans, premium notes, collateral notes and income receivables. The AVR calculation is formula-based and considers the prior year reserve balance, the current year’s realized credit-related (default) and equity capital gains and losses, net of capital gains tax, and the current year’s unrealized capital gains and losses, net of deferred taxes thereon, applicable to the invested asset categories that are grouped within the default and equity components. The default component includes long-term bonds, short-term bonds, derivatives and mortgage loans. The equity component includes common stocks and other invested assets. Other invested assets consist of investments in joint ventures, partnerships, limited liability companies, LIHTC property investments, collateral loans and surplus notes. The undistributed earnings or losses from investments in joint ventures, partnerships and limited liability companies are reported as changes in unrealized capital gains and losses and included in the AVR. Cash distributions received from investments in joint ventures, partnerships and limited liability companies are recognized in investment income to the extent that they are not in excess of the undistributed accumulated earnings attributable to the investee and the unrealized gain would be reversed, whereas, any distributions that are in excess of the undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investment. Realized and unrealized capital gains increase the AVR and realized and unrealized capital losses decrease the AVR. The Company’s total AVR is generally limited to a maximum amount of credit-related reserve that is calculated using a set of factors applied to the admitted asset values of the various invested asset categories. Total AVR in one sub-component of either the default or equity component that is in excess of the maximum reserve must be transferred to the “sister” sub-component if that sub-component’s total AVR is below its maximum reserve. If the total AVR in either of the combined default or equity component is in excess of the combined maximum reserve, the Company may transfer the excess to the other component if that component’s total AVR is below its maximum reserve, or the excess reserve may be released to unassigned surplus. In general, decreases in the Company’s total invested assets portfolio will decrease the total AVR and increases will increase the total AVR.
The IMR captures the realized capital gains and losses that result from changes in the overall level of interest rates and amortizes them into investment income over the approximate remaining life of the investments sold. The IMR includes all realized capital gains and losses, net of capital gains tax thereon, due to interest rate changes on fixed income investments, mortgage loans and derivatives, and excludes credit-related realized capital gains and losses on default component invested assets, realized capital gains and losses on equity investments and unrealized capital gains and losses. After a realized capital gain or loss has been identified as interest-related and an expected maturity date has been determined, a company may select either a grouped method or seriatim method for calculating the IMR amortization. The Company has elected to use the grouped method in calculating its IMR amortization. The total IMR is calculated by adding the current year’s interest-related capital gains and losses, net of capital gains tax, to the prior year reserve and subtracting the current year’s amortization released to the Statements of Operations. Make whole fees and prepayment penalties are recorded as investment income and not included in the IMR. The Company adopted the guidance in INT 23-01 – Net Negative (Disallowed) Interest Maintenance Reserve effective September 30, 2023. All net negative IMR as of December 31, 2023 was admitted. The Company’s net negative IMR was reported as a nonadmitted asset as of December 31, 2022.
Securities loaned
The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in cash equivalents, short-term investments or bonds.
Repurchase agreements
The Company has entered into secured financing transactions whereby certain securities are sold under repurchase agreements, in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities at agreed-upon dates specified in the repurchase agreements. Under the repurchase agreements the Company requires collateral equal to, at a minimum, 97 percent of the fair value of the transferred securities. Cash collateral received is invested in various securities which are reported as invested assets on the Company’s Statement of

Financial Position and the offsetting collateral liabilities are classified as repurchase agreements and included in aggregate write-ins for liabilities. The reinvested collateral subject to repurchase agreements are classified as restricted assets.
The Company manages risk associated with repurchase agreements through counterparty selection and collateral requirements. Repurchase agreements remain subject to counterparty risk and risk of changes in the fair value of the transferred securities. Losses may be recognized if the counterparty defaults or if the fair value of the transferred securities decline to below the amount by which the Company is required to repurchase the securities.

Off-balance-sheet financial instruments
Commitments to invest, commitments to extend loans, and commitments to purchase private placement securities have off-balance-sheet risk because their contractual amounts are not recorded in the Company’s Statements of Financial Position. The details of the off-balance-sheet commitments are discussed further in Note 5.
Premiums and annuity considerations
Annual premiums for most traditional life insurance policies are recognized as revenue on the policy anniversary date. Premiums, based on modal payment, for accident and health insurance, group life and certain immaterial traditional life insurance policies are recognized as revenue when due. Considerations received for supplementary contracts with life contingencies are recognized as revenue when due. Premiums for all single and flexible premium life insurance and annuity products are recognized as revenue when collected. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related reserve liability.
Premiums written and not yet collected from policyholders are shown as a receivable, with balances older than 90 days nonadmitted.
Reserves for policy benefits
The Company adopted Principles Based Reserving (“PBR”) which are computed actuarially according to the Valuation Manual Section 20 method with interest, mortality and other assumptions applied in compliance with statutory regulations for life policies issued on or after January 1, 2020.
Policy benefit reserves for traditional and flexible premium life insurance policies excluding PBR policies are computed actuarially according to the Commissioners' Reserve Valuation Method with interest, mortality and other assumptions applied in compliance with statutory regulations. Benefit reserves for annuity products are calculated according to the Commissioners' Annuity Reserve Valuation Method with interest, mortality and other assumptions applied in compliance with statutory regulations. Benefit reserves for modified guaranteed annuity products are calculated according to Title 50 of the Illinois Administrative Code, Part 1410 with interest and mortality applied in compliance with statutory regulations.
Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contractholders, less surrenders and withdrawals that represent a return to the contractholder. For deposit-type funds with no cash values prior to maturity, reserves are present values of contractual payments with interest applied in compliance with statutory regulations. Tabular interest on deposit-type funds is calculated as the prescribed valuation interest rate times the mean amount of funds subject to such rate held at the beginning and end of the year of valuation.
On February 25, 2022, the Company received approval of membership in the Federal Home Loan Bank of Chicago (“FHLB”). In connection with membership, the Company purchased stock in the FHLB. Acquisition of FHLB capital stock allows members to conduct business activity (borrowings) from the FHLB. These borrowings may take different forms such as debt or funding agreements. All amounts borrowed by the Company in 2023 and 2022 were in the form of funding agreements. The Company measures its liability for the amounts borrowed in accordance with SSAP No. 52, Deposit-Type Contracts.
Policy benefit reserves for accident and health and group life insurance products include claim reserves, contract reserves and unearned premiums, if applicable. Claim reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims, based primarily upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in the Statements of Operations when additional information becomes known.
On traditional life insurance contracts, the Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not contracted in excess of the reserve as legally computed. For life contracts, the cost of additional mortality for each policy is assumed to equal the additional premium charged for that policy period and is reserved accordingly. Additional premiums are collected for policies issued on substandard lives. Reserves are held in a manner consistent with traditional policies. For annuity contracts issued as substandard, reserves are calculated according to Actuarial Guidelines IX-A and IX-C as applicable.
Tabular interest, tabular less actual reserves released and tabular cost are determined by formula as described in the APPM. Tabular interest for contracts not involving life contingencies represents the net amount credited taking into account increments of premiums and annuity considerations and decrements of benefits, withdrawals, loads and policy charges.

Reinsurance
The Company reinsures certain of its risks to other insurers primarily under the following types of reinsurance agreements: yearly renewable term, coinsurance, coinsurance with funds withheld and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage or amount of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.
The amounts reported in the Statements of Financial Position as amounts recoverable from reinsurers include amounts billed to reinsurers for losses paid and experience refunds due. Contract claims are reported net of reinsurance recoverables on unpaid losses, which represent estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract and in accordance with the coverage, terms and conditions of the reinsurance agreement. Reinsurance premiums are generally reflected in income in a manner consistent with the terms of the reinsurance agreements. Reinsurance does not extinguish the Company’s primary liability under the policies written. Reinsurance recoverable balances that are current and from authorized reinsurers are reported as admitted assets. Reinsurance recoverable balances from unauthorized reinsurers require collateral at least equal to the amount recoverable, or the recoverable balance is nonadmitted. Reinsurance recoverable balances from unauthorized reinsurers where the Company retains assets on a funds withheld basis are reported as admitted assets. If it is probable that reinsurance recoverables on paid or unpaid claim or benefit payments are uncollectible, these amounts are written off through a charge to the Statements of Operations.
Income taxes
The income tax provision is calculated under the liability method. DTAs and deferred tax liabilities (“DTLs”) are recorded based on the difference between the statutory financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes also arise from net unrealized capital gains and losses on certain investments carried at fair value. The net change in DTAs and DTLs is applied directly to unassigned surplus. The nonadmitted portion of gross DTAs is determined by applying the rules prescribed by SSAP No. 101, Income Taxes (“SSAP No. 101”).
The application of SSAP No. 101 requires the Company to evaluate the recoverability of DTAs and to establish a statutory valuation allowance adjustment (“valuation allowance”) if necessary to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the DTAs and DTLs; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the DTAs; and (7) any tax planning strategies that the Company would employ to avoid an operating loss or tax credit carryforward from expiring unused. Although the realization is not assured, management believes it is more likely than not that the DTAs, net of the valuation allowance, will be realized.
The stock of the Company was acquired on November 1, 2021 by EUHC. For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax basis of assets, which impacted the related deferred tax values. The net impact to the deferred tax values is reported in the effective tax rate analysis, except for those items accelerated by the seller through the current provision, such as the acceleration of accounting method changes, and recognition of deferred intercompany gains and losses.
Separate Accounts
The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders’ claims to the related assets and are carried at the fair value of the assets. In the event the asset values of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Reserves for guarantees provided by the Company are included in the Company’s General Account.
The Company holds on a direct basis and assumes via a modified coinsurance agreement, reserves for variable annuity contracts and variable life policies at less than the fund balances carried in the Separate Accounts. The difference between the reserves and the fund balances of the Separate Accounts is transferred from the Separate Accounts to the General Account, and the majority of the variable annuity portion is subsequently reinsured via a modified coinsurance agreement. Premiums, contract benefits, reserve transfers, policy loans and policyholder charges are also transferred from the Separate Accounts to the General Account.
Separate Accounts premium deposits, benefit expenses and contract charges for mortality risk, and contract and policy administration are recorded by the Company and reflected in the Statements of Operations. Investment income, realized capital gains and losses and changes in unrealized capital gains and losses related to assets which support variable annuity contracts and variable life policies accrue directly to the contractholders and, therefore, are not included in the Statements of Operations. Investment income, realized capital gains and losses and changes in unrealized capital gains and losses related to assets which support indexed variable annuity contracts accrue to the Company. Gains or losses from the indexed variable annuity business, net of reinsurance, are included in net transfers to or (from) Separate Accounts in the Statements of Operations. Reserve liabilities for indexed variable annuity contracts are valued using a prescribed statutory valuation interest rate.

3. Sale of Allstate Life Insurance Company of New York
On March 29, 2021, the Company, AIC, AIH and AFIHC entered into a Stock Purchase Agreement (“ALNY Purchase Agreement”) with Wilton Reassurance Company (“WRAC”) to sell all of the shares of common stock of Allstate Life Insurance Company of New York (“ALNY”), a wholly owned subsidiary of the Company and Intramerica Life Insurance Company (“ILIC”), a wholly owned subsidiary of AFIHC for $220 million in cash plus the growth in statutory value through the sale date. This transaction resulted in the Company’s divestiture of all of its New York life and annuities business. The necessary state regulatory approvals were received and the sale of ALNY was completed on October 1, 2021.
ALNY was classified as held for sale beginning March 31, 2021. The carrying value of ALNY immediately prior to the classification as held for sale was $556 million. The amount of loss recognized from the sale of ALNY in 2021 and the cumulative amount of loss recognized since the classification of ALNY as held for sale was $281 million primarily recorded in net realized capital gains (losses).

4. Investments
Investment Income
The total amount of due and accrued investment income non-admitted was $3 million as of December 31, 2023. All due and accrued investment income was admitted as of December 31, 2022.
Gross, nonadmitted and admitted amounts for interest income due and accrued as of December 31, 2023 were as follows:

($ in millions)
Interest Income Due and Accrued	Amount
Gross	$193
Nonadmitted	$3
Admitted	$190
The Company did not have deferred interest admitted as of December 31, 2023.
Cumulative amount of paid-in-kind (“PIK”) interest included in the current principal balance as of December 31, 2023 was as follows:

($ in millions)	Amount
Cumulative amount of PIK interest included in the current principal balance	$3

Fair values
The following table summarizes the statement value, gross unrealized gains, gross unrealized losses and fair value of the Company’s bonds and SVO-identified investments, excluding bonds that have been written down to fair value as of December 31:

($ in millions)	Statement value	Gross unrealized		Fair value
		Gains	Losses
December 31, 2023
Industrial and miscellaneous	$9,231	$92	$(839)	$8,484
Parent, subsidiaries and affiliates	5,074	8	(276)	4,806
U.S. special revenue	230	3	(29)	204
U.S. governments	45	—	(4)	41
U.S. political subdivisions	170	3	(7)	166

Bank loans
Affiliated bank loans	547	1	(56)	492
Unaffiliated bank loans	119	4	(1)	122
Total bank loans	666	5	(57)	614

States, territories and possessions	31	—	(5)	26
Hybrid securities	67	—	(13)	54
All other governments	—	—	—	—
Total bonds	$15,514	$111	$(1,230)	$14,395

December 31, 2022
Industrial and miscellaneous	$10,642	$36	$(1,171)	$9,507
Parent, subsidiaries and affiliates	4,467	—	(376)	4,091
U.S. special revenue	273	3	(36)	240
U.S. governments	56	—	(5)	51
U.S. political subdivisions	185	3	(9)	179

Bank loans
Affiliated bank loans	653	—	(70)	583
Unaffiliated bank loans	149	1	(2)	148
Total bank loans	802	1	(72)	731

States, territories and possessions	38	—	(5)	33
Hybrid securities	69	—	(14)	55
All other governments	10	—	(1)	9
Total bonds	$16,542	$43	$(1,689)	$14,896
Unrealized losses
Unrealized losses are calculated as the difference between amortized cost and fair value for the Company’s investment securities, including securities written down to fair value. They result from declines in fair value below amortized cost for bonds, including LBASS, or cost for unaffiliated common stocks, and are evaluated for OTTI. Every security with unrealized losses was included in the portfolio monitoring process.
The following tables summarize the fair value and gross unrealized losses of bonds and LBASS by the length of time individual securities have been in a continuous unrealized loss position as of December 31.

($ in millions)	2023
	Less than 12 Months		12 Months or More
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Total Unrealized Losses
Bonds, excluding LBASS	$177	$(5)	$5,045	$(890)	$(895)
LBASS	1,002	(41)	5,104	(294)	(335)
Total	$1,179	$(46)	$10,149	$(1,184)	$(1,230)

($ in millions)	2022
	Less than 12 Months			12 Months or More
	Fair Value	Unrealized Losses		Fair Value		Unrealized Losses	Total Unrealized Losses
Bonds, excluding LBASS	$3,786	$(481)		$2,323		$(693)	$(1,174)
LBASS	6,279	(464)		718		(51)	(515)
Total	$10,065	$(945)	$(945)	$3,041	$3,041	$(744)	$(1,689)
The following table summarizes the gross unrealized losses by unrealized loss position and credit quality as of December 31, 2023.

($ in millions)	Investment Grade	Below Investment Grade	Total
Bonds, including LBASS with unrealized loss position less than 20% of amortized cost (2)	$(685)	$(23)	$(708)
Bonds, including LBASS with unrealized loss position greater than or equal to 20% of amortized cost (4)	(453)	(69)	(522)
Total unrealized losses (1)(3)	$(1,138)	$(92)	$(1,230)
(1) Below investment grade bonds, including LBASS included $15 million that had been in an unrealized loss position for less than twelve months.
(2) Related to bonds, including LBASS with an unrealized loss position less than 20% of amortized cost, the degree of which suggested that these securities did not pose a high risk of being other-than-temporarily impaired.
(3) Below investment grade bonds, including LBASS included $77 million that had been in an unrealized loss position for a period of twelve or more consecutive months.
(4) Evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contract obligations.
Investment grade is defined as a security having an NAIC designation of 1 or 2, a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings, a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third-party rating. Unrealized losses on investment grade securities were principally related to an increase in market yields which may include increased risk-free interest rates or wider credit spreads since the time of initial purchase. Unrealized losses on below investment grade securities were the result of wider credit spreads resulting from higher risk premiums since the time of the initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.
LBASS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of: (1) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, and (2) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position, were evaluated based on the underlying credit quality of the primary obligor, obligation type and the quality of the underlying assets.
Unrealized losses on unaffiliated common stocks were primarily related to temporary equity market fluctuations of securities that are expected to recover.
As of December 31, 2023, the Company had not made a decision to sell and it was not more likely than not the Company would be required to sell bonds, including LBASS, with unrealized losses before recovery of the amortized cost basis. As of December 31, 2023, the Company had the intent and ability to hold LBASS and unaffiliated common stocks with unrealized losses for a period of time sufficient for them to recover.
Scheduled maturities
The scheduled maturities for bonds, cash equivalents and short-term investments were as follows as of December 31, 2023:

($ in millions)	Statement Value	Fair Value
Due in one year or less	$835	$815
Due after one year through five years	7,084	6,817
Due after five years through ten years	3,949	3,605
Due after ten years	3,646	3,158
Total	$15,514	$14,395

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers.
Net realized capital gains and losses
Net realized capital gains and losses from investment securities including calls consisted of the following:

($ in millions)	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Year Ended December 31, 2023
Bonds	$32	$86	$(54)
Unaffiliated common stocks	—	—	—
Derivatives	99	65	34
Mortgage loans	1	—	1
Preferred stocks	—	—	—
Other invested assets	—	7	(7)
Cash, cash equivalents and short-term investments	20	18	2
Real estate	—	—	—
	$152	$176	(24)
Capital gain tax benefit			5
Transferred to IMR			22
Total			$3

($ in millions)	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Year Ended December 31, 2022
Bonds	$30	$367	$(337)
Unaffiliated common stocks	1	—	1
Derivatives	124	111	13
Mortgage loans	—	—	—
Preferred stocks	—	—	—
Other invested assets	—	—	—
Cash, cash equivalents and short-term investments	10	10	—
Real estate	—	—	—
	$165	$488	(323)
Capital gain tax benefit			68
Transferred to IMR			225
Total			$(30)

($ in millions)	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Year Ended December 31, 2021
Bonds	$494	$50	$444
Unaffiliated common stocks	580	10	570
Derivatives	28	13	15
Mortgage loans	19	(4)	23
Preferred stocks	7	—	7
Other invested assets	750	130	620
Cash, cash equivalents and short-term investments	—	—	—
Real estate	61	2	59
	$1,939	$201	1,738
Capital gain tax expense			51
Transferred to IMR			(392)
Total			$1,397
Proceeds from sales of bonds, exclusive of calls, maturities and pay downs were $1.68 billion, $7.13 billion and $8.36 billion in 2023, 2022 and 2021, respectively. Gross gains of $7 million, $29 million and $491 million and gross losses of $62 million, $359 million and $14 million, were realized on sales of bonds, exclusive of calls, maturities and pay downs during 2023, 2022 and 2021, respectively. In addition, the Company recorded $22 million and $5 million of realized losses due to impaired bonds in 2023 and 2022, respectively. The Company recorded $35 million of realized losses due to impaired bonds and unaffiliated common stocks offset by $7 million mortgage loans credit loss reversal in 2021.
Municipal bonds
The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31:

(% of total municipal bond statement value)	2023	2022
Texas	29.6%	30.7%
Oregon	18.6	16.2
California	9.5	8.5
New York	7.5	6.8
Hawaii	7.0	6.4
Colorado	5.1	4.6
Mortgage loans on real estate
The minimum and maximum lending rates for commercial mortgage loans in 2023 and 2022 were 4.35% and 3.13%, and 8.20% and 8.20%, respectively. The minimum and maximum lending rates for residential mortgage loans in 2023 and 2022 were 2.00% and 3.25%, and 10.13% and 10.50%, respectively.
For commercial loans acquired during 2023 and 2022, the maximum percentage of any one loan to the value of the property at the time of the loan was 79.6% and 79.8%, respectively. For residential loans acquired during 2023 and 2022, the maximum percentage of any one loan to the value of the property at the time of the loan was 79.9% and 94.3%, respectively.

The age analysis of the Company’s mortgage loans as of December 31, 2023 and 2022 is presented in the table below. The table also includes the identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement.

($ in millions)	Residential		Commercial
	Insured	All Other	Insured	All Other	Total
Current year
Recorded investment (all)
Current	$—	$1,755	$—	$2,346	$4,101
30-59 days past due	$—	$28	$—	$—	$28
60-89 days past due	$—	$15	$—	$—	$15
90-179 days past due	$—	$8	$—	$—	$8
180+ days past due	$—	$13	$—	$—	$13
Accruing interest 90-179 days past due
Recorded investment	$—	$5	$—	$—	$5
Interest accrued	$—	$—	$—	$—	$—
Accruing interest 180+ days past due
Recorded investment	$—	$1	$—	$—	$1
Interest accrued	$—	$—	$—	$—	$—
Interest reduced
Recorded investment	$—	$—	$—	$—	$—
Number of loans	—	—	—	—	—
Percent reduced	—%	—%	—%	—%	—%
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$525	$525

Prior year
Recorded investment (all)
Current	$—	$1,663	$—	$2,405	$4,068
30-59 days past due	$—	$27	$—	$—	$27
60-89 days past due	$—	$4	$—	$—	$4
90-179 days past due	$—	$3	$—	$—	$3
180+ days past due	$—	$5	$—	$—	$5
Accruing interest 90-179 days past due
Recorded investment	$—	$1	$—	$—	$1
Interest accrued	$—	$—	$—	$—	$—
Accruing interest 180+ days past due
Recorded investment	$—	$1	$—	$—	$1
Interest accrued	$—	$—	$—	$—	$—
Interest reduced
Recorded investment	$—	$—	$—	$—	$—
Number of loans	—	—	—	—	—
Percent reduced	—%	—%	—%	—%	—%
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$204	$204
Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable the Company will not collect the contractual principal and interest. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.
The debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment and represents the amount of estimated cash flow from the property available to the borrower to meet principal and interest payment obligations. The ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.

The following table reflects the carrying value of non-impaired fixed rate and variable rate mortgage loans summarized by the debt service coverage ratio distribution as of December 31:

($ in millions)	2023			2022
Debt Service Coverage Ratio Distribution	Fixed Rate Mortgage Loans	Variable Rate Mortgage Loans	Total	Fixed Rate Mortgage Loans	Variable Rate Mortgage Loans	Total
Below 1.0	$258	$74	$332	$185	$67	$252
1.0 - 1.25	723	12	735	576	8	584
1.26 - 1.50	702	34	736	644	12	656
Above 1.50	2,296	66	2,362	2,544	71	2,615
Total non-impaired mortgage loans	$3,979	$186	$4,165	$3,949	$158	$4,107
Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.
The Company’s recorded investment in impaired mortgage loans was $264 thousand of which all were residential mortgage loans as of December 31, 2023. All the impaired residential mortgage loans as of December 31, 2023 were without an allowance for credit loss. The Company did not have impaired mortgage loans as of December 31, 2022.
The Company’s recorded investments on nonaccrual status related to impaired residential mortgage loans was $264 thousand as of December 31, 2023. Average recorded investment in impaired residential mortgage loans in 2023 was $132 thousand. Interest income recognized on impaired residential mortgage loans was $46 thousand in 2023.
The Company's mortgage loan portfolio is substantially all non-recourse to the borrower and collateralized by a variety of commercial and residential real estate property types located throughout the United States. The following table shows the principal geographic distribution of commercial and residential real estate exceeding 5% of the mortgage loan portfolio as of December 31:

(% of mortgage loan portfolio carrying value)	2023	2022
Texas	14.0%	14.4%
California	11.3	8.4
Florida	11.1	11.1
New Jersey	5.0	5.2
The types of properties collateralizing the mortgage loan portfolio as of December 31 were as follows:

(% of mortgage loan portfolio carrying value)	2023	2022
Apartment complexes	40.7%	43.0%
Residential homes	25.8	21.6
Office buildings	11.5	12.5
Warehouse	10.9	9.1
Retail	3.1	5.1
Other	8.0	8.7
Total	100.0%	100.0%
Debt restructuring
The Company did not have any investments in restructured loans as of December 31, 2023 or 2022. The Company did not recognize realized capital gains or losses related to these loans in 2023 or 2022. The Company recognized realized capital losses related to these loans of $9 million in 2021. The Company did not have contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings as of December 31, 2023 or 2022.

Loan-backed securities
The Company held LBASS as of December 31, 2023 and 2022. Prepayment assumptions for LBASS were obtained from external sources and, if not available, developed internally. The following table presents the aggregate amortized cost of LBASS before recognized OTTI, the amount of OTTI recognized and the fair value of those securities.

($ in millions)	2023			2022
	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss	Fair Value	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss	Fair Value
OTTI recognized 1st Quarter
Intent to sell	$—	$—	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—	—	—
Present value of cash flows expected to be collected is less than the amortized cost basis	3	—	3	—	—	—
Total 1st Quarter	$3	$—	$3	$—	$—	$—

OTTI recognized 2nd Quarter
Intent to sell	$—	$—	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—	—	—
Present value of cash flows expected to be collected is less than the amortized cost basis	—	—	—	—	—	—
Total 2nd Quarter	$—	$—	$—	$—	$—	$—

OTTI recognized 3rd Quarter
Intent to sell	$—	$—	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—	—	—
Present value of cash flows expected to be collected is less than the amortized cost basis	—	—	—	4	1	3
Total 3rd Quarter	$—	$—	$—	$4	$1	$3

OTTI recognized 4th Quarter
Intent to sell	$—	$—	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—	—	—	—
Present value of cash flows expected to be collected is less than the amortized cost basis	—	—	—	—	—	—
Total 4th Quarter	$—	$—	$—	$—	$—	$—
Annual Aggregate Total		$—			$1

The following table presents the percent of statement value of the Company’s LBASS portfolio that is comprised of asset-backed securities (“ABS”), residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) as of December 31:

	2023	2022
ABS	74%	68%
CMBS	21	27
RMBS	5	5
Total	100%	100%
Ninety-two percent and ninety-three percent of the ABS had an NAIC designation of 1 or 2 and the majority were backed by corporate and industrial and miscellaneous obligations as of December 31, 2023 and 2022, respectively.
All the CMBS had an NAIC designation of 1 or 2 as of December 31, 2023 and 2022.
All the RMBS had an NAIC designation of 1 or 2 as of December 31, 2023 and 2022.
The following LBASS were other-than-temporarily impaired at the end of each quarter presented, as a result of the discounted present value of the cash flows expected to be collected being less than amortized cost.

($ in millions)
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value At Time of OTTI	Date of Financial Statement Where Reported
606935AM6	$3	$3	$0.2	$3	$3	3/31/2023
Total			$0.2

606935AM6	$4	$3	$1	$3	$3	9/30/2022
Total			$1
Real estate
The Company recognized net gains of $59 million on the sales of multiple real estate investments in 2021. Gains and losses on the sale of real estate investments are reported in realized capital gains or losses. As of December 31, 2023, 2022 or 2021, the Company did not hold investments in real estate.
LIHTC property investments
The Company had LIHTC property investments as of December 31, 2023 of which the number of remaining years of unexpired tax credits ranged from 1 to 12 years as of December 31, 2023. The Company had LIHTC property investments as of December 31, 2022 of which the number of remaining years of unexpired tax credits ranged from 3 to 12 years as of December 31, 2022. The Company did not have LIHTC property investments as of December 31, 2021. The Company did not recognize any LIHTC tax benefits during 2023 or 2022. The net amount of LIHTC and other tax benefits recognized during 2021 was $51 million. The balance of the admitted LIHTC property investments recognized within other invested assets was $3 million and $475 thousand as of December 31, 2023 and 2022, respectively.

Restricted assets
Restricted assets (including pledged) consisted of the following as of December 31:

($ in millions)	2023
Restricted Asset Category	Total General Account (G/A)	Total S/A Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)
Collateral held under security lending agreements	$—	$—	$—	$—	$—
Subject to repurchase agreements	271	—	271	748	(477)
FHLB capital stock	5	—	5	3	2
On deposit with states	13	—	13	16	(3)
On deposit with other regulatory bodies	3	—	3	3	—
Pledged as collateral to FHLB (including assets backing funding agreements)	608	—	608	68	540
Collateral pledged for derivatives	4	—	4	4	—
Other restricted assets - Puerto Rico bonds required to be held	—	—	—	1	(1)
Other restricted assets – Syngenta Finance NV	—	—	—	1	(1)
Total restricted assets	$904	$—	$904	$844	$60

(continued)
Restricted Asset Category	Total Nonadmitted Restricted	Total Admitted Restricted	% of Gross (Admitted & Nonadmitted) Restricted to Total Assets	% of Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$—	$—	—%	—%
Subject to repurchase agreements	—	271	1.0	1.0
FHLB capital stock	—	5	—	—
On deposit with states	—	13	0.1	0.1
On deposit with other regulatory bodies	—	3	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	—	608	2.4	2.4
Collateral pledged for derivatives	—	4	—	—
Other restricted assets - Puerto Rico bonds required to be held	—	—	—	—
Other restricted assets – Syngenta Finance NV	—	—	—	—
Total restricted assets	$—	$904	3.5%	3.5%

($ in millions)	2022
Restricted Asset Category	Total General Account (G/A)	Total S/A Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)
Collateral held under security lending agreements	$—	$—	$—	$—	$—
Subject to repurchase agreements	748	—	748	—	748
FHLB capital stock	3	—	3	—	3
On deposit with states	16	—	16	20	(4)
On deposit with other regulatory bodies	3	—	3	—	3
Pledged as collateral to FHLB (including assets backing funding agreements)	68	—	68	—	68
Collateral pledged for derivatives	4	—	4	3	1
Other restricted assets - Puerto Rico bonds required to be held	1	—	1	1	—
Other restricted assets – Syngenta Finance NV	1	—	1	5	(4)
Total restricted assets	$844	$—	$844	$29	$815

(continued)
Restricted Asset Category	Total Nonadmitted Restricted	Total Admitted Restricted	% of Gross (Admitted & Nonadmitted) Restricted to Total Assets	% of Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$—	$—	—%	—%
Subject to repurchase agreements	—	748	2.8	2.8
FHLB capital stock	—	3	—	—
On deposit with states	—	16	0.1	0.1
On deposit with other regulatory bodies	—	3	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	—	68	0.3	0.3
Collateral pledged for derivatives	—	4	—	—
Other restricted assets - Puerto Rico bonds required to be held	—	1	—	—
Other restricted assets – Syngenta Finance NV	—	1	—	—
Total restricted assets	$—	$844	3.2%	3.2%
For letter stock or securities restricted as to sale, excluding FHLB capital stock, the nature of restriction is an executive order. All trading is restricted, pursuant to Executive Order 13959, barring transactions in communist Chinese military companies. Trading is prohibited until further notice by Blackstone Central Compliance.
The following table summarizes collateral received and reflected as assets within the Company’s financial statements as of December 31:

($ in millions)	2023
Collateral Assets	Book/Adjusted Carrying Value (“BACV”)	Fair Value	% of BACV of Total Assets (Admitted and Nonadmitted	% of BACV of Total Admitted Assets
General Account:
Cash, cash equivalents and short-term investments	$203	$203	0.1%	0.1%
Total collateral assets	$203	$203	0.1%	0.1%

($ in millions)	2022
Collateral Assets	BACV	Fair Value	% of BACV of Total Assets (Admitted and Nonadmitted	% of BACV of Total Admitted Assets
General Account:
Cash, cash equivalents and short-term investments	$561	$561	2.3%	2.3%
Total collateral assets	$561	$561	2.3%	2.3%
The Company’s obligations to return collateral assets (General Account) were $208 million and $561 million as of December 31, 2023 and 2022, respectively, and accounted for 0.1% and 2.5% of the Company’s total liabilities as of December 31, 2023 and 2022, respectively.
5GI Securities
The Company held the following 5GI securities as of December 31:

($ in millions)	2023	2022	2023	2022	2023	2022
Investment	Number of 5GI Securities		Aggregate book/Adjusted Carrying Value		Aggregate Fair Value
Other than LBASS - AC	3	—	$8	$—	$8	$—
LBASS - AC	—	—	—	—	—	—
Preferred stocks - AC	—	—	—	—	—	—
Preferred stocks - FV	—	—	—	—	—	—
Total	3	—	$8	$—	$8	$—

AC - Amortized cost FV - Fair value
Prepayment penalty and acceleration fees
The following table provides the number of CUSIPs sold, redeemed or otherwise disposed of and the aggregate amount of investment income generated for bonds, including LBASS, sold, redeemed or otherwise disposed of as a result of a callable feature for the years ended December 31:

($ in thousands)	2023		2022		2021
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
Number of CUSIPs	15	—	52	—	218	1
Aggregate amount of investment income	$341	$—	$4,320	$—	$42,640	$—

5. Fair Value Measurements
Fair value is defined, per SSAP No. 100R, Fair Value (“SSAP No. 100R”), as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SSAP No. 100R identified three valuation techniques which are used, either independently or in combination, to determine fair value: (1) market approach; (2) income approach; and (3) cost approach. SSAP No. 100R also contains guidance about observable and unobservable inputs, which are assumptions that market participants would use in pricing an asset or liability. To increase consistency and comparability in fair value measurements, the fair value hierarchy prioritizes the inputs to valuation techniques into three broad levels: 1, 2 and 3. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Certain assets are measured utilizing net asset value (“NAV”) as a practical expedient to determine fair value.
The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.
The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy:
(1) Specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.
(2) Quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

The following tables summarize the Company’s assets and liabilities measured and reported at fair value in the Statements of Financial Position as of December 31:

($ in millions)	2023
Description for each class of asset or liability	(Level 1)	(Level 2)	(Level 3)	NAV	Total
Assets at fair value
Unaffiliated common stocks
Industrial and miscellaneous	$—	$—	$5	$—	$5
Total unaffiliated common stocks	—	—	5	—	5

Cash equivalents
Exempt money market mutual funds	298	—	—	—	298
Other money market mutual funds	242	—	—	—	242
Total cash equivalents	540	—	—	—	540

Derivative assets
Interest rate contracts	—	4	—	—	4
Equity and index contracts	—	137	—	—	137
Foreign currency contracts	—	1	—	—	1
Total derivative assets	—	142	—	—	142

Other invested assets
Residual tranches	—	3	—	—	3

Separate Accounts assets	2,109	1	—	—	2,110
Total assets at fair value/NAV	$2,649	$146	$5	$—	$2,800

Liabilities at fair value
Derivative liabilities
Equity and index contracts	$—	$(73)	$—	$—	$(73)
Foreign currency contracts	—	(1)	—	—	(1)
Total derivative liabilities	—	(74)	—	—	(74)

Separate Accounts - Derivatives	—	(1)	—	—	(1)
Total liabilities at fair value	$—	$(75)	$—	$—	$(75)

($ in millions)	2022
Description for each class of asset or liability	(Level 1)	(Level 2)	(Level 3)	NAV	Total
Assets at fair value
Unaffiliated common stocks
Industrial and miscellaneous	$—	$—	$4	$11	$15
Total unaffiliated common stocks	—	—	4	11	15

Cash equivalents
Exempt money market mutual funds	98	—	—	—	98
Other money market mutual funds	—	—	—	—	—
Total cash equivalents	98	—	—	—	98

Derivative assets
Interest rate contracts	—	12	—	—	12
Equity and index contracts	—	52	—	—	52
Foreign currency contracts	—	—	—	—	—
Total derivative assets	—	64	—	—	64

Other invested assets
Residual tranches	—	—	—	—	—

Separate Accounts assets	1,992	21	22	—	2,035
Total assets at fair value/NAV	$2,090	$85	$26	$11	$2,212

Liabilities at fair value
Derivative liabilities
Equity and index contracts	$—	$(30)	$—	$—	$(30)
Foreign currency contracts	—	(1)	—	—	(1)
Total derivative liabilities	—	(31)	—	—	(31)

Separate Accounts - Derivatives	—	—	—	—	—
Total liabilities at fair value	$—	$(31)	$—	$—	$(31)
The Company did not have investments in common stocks measured and reported at NAV as of December 31, 2023. As of December 31, 2022, investments in certain common stocks were measured and reported at NAV in the Statements of Financial Position and presented in the table above are generally not redeemable with the issuing corporation and cannot be sold without approval of the managing members. Distributions of income are usually received from the sale of common stock or the liquidation of the underlying asset or assets of the issuing corporation over the life of these investments, typically 3-7 years. There are no remaining commitments to invest in these investments over their remaining lives.
The Company consistently follows its policy for determining when transfers between levels are recognized. The policy about the timing of recognizing transfers into Level 3 is the same as that for recognizing transfers out of Level 3.
There were no transfers in or out of Level 3 during 2023 or 2022.
In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.
Listed below is a summary of the significant valuation techniques for assets and liabilities measured and reported at fair value.
Level 2 measurements
•Derivatives - Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active. Over-the-counter (“OTC”) derivatives, including foreign exchange forward contracts, total return swap agreements and credit default swap agreements, are valued using models that rely on inputs such as interest rate yield curves, implied volatilities, index price levels, currency rates, and credit spreads that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

•Separate Accounts - Indexed variable annuity contracts may be supported by corporate bonds, including those that are privately placed. The primary inputs to the valuation for publicly traded corporate bonds include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Privately placed corporate bonds are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. In addition, indexed variable annuity contracts may be supported by exchange listed derivatives that are not actively traded and are valued based on quoted prices for identical instruments in markets that are not active.
•Other invested assets - The fair value of residual tranches in Level 2 is primarily based on quoted prices for identical or similar assets in markets that are not active combined with other observable market data to determine fair value.
Level 3 measurements
•Unaffiliated common stocks - The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 measurements.
•Separate Accounts - Indexed variable annuity contracts are supported by mortgage loans. The fair value of mortgage loans on real estate is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics using similar types of properties as collateral.
As of December 31, 2023 or 2022, the Company did not have bonds measured and reported at fair value within Level 3. As of December 31, 2023 and 2022, the Company had unaffiliated common stocks of $5 million and $4 million, respectively, in Level 3 valued based on quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 measurements. The Company did not have Separate Accounts assets measured and reported at fair value within Level 3 as of December 31, 2023. The Company had Separate Accounts assets of $22 million measured and reported at fair value within Level 3 as of December 31, 2022.
The following tables present the rollforward of Level 3 assets and liabilities measured and reported at fair value:

($ in millions)
Description	Beginning balance as of 01/01/2023	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus
Unaffiliated common stocks
Industrial and miscellaneous	$4	$—	$—	$—	$—

Separate Accounts assets	22	—	—	—	—
Total assets and liabilities	$26	$—	$—	$—	$—

(continued)
Description	Purchases	Issuances	Sales	Settlements	Ending balance as of 12/31/2023
Unaffiliated common stocks
Industrial and miscellaneous	$2	$—	$(1)	$—	$5

Separate Accounts assets	—	—	(22)	—	—
Total assets and liabilities	$2	$—	$(23)	$—	$5

($ in millions)
Description	Beginning balance as of 01/01/2022	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus
Unaffiliated common stocks
Industrial and miscellaneous	$—	$—	$—	$—	$—

Separate Accounts assets	29	—	—	—	(2)
Total assets and liabilities	$29	$—	$—	$—	$(2)

(continued)
Description	Purchases	Issuances	Sales	Settlements	Ending balance as of 12/31/2022
Unaffiliated common stocks
Industrial and miscellaneous	$4	$—	$—	$—	$4

Separate Accounts assets	—	—	—	(5)	22
Total assets and liabilities	$4	$—	$—	$(5)	$26
Presented below are the aggregate fair value estimates and the admitted values of financial instruments as of December 31. The Company was able to estimate the fair value of its bonds, including LBASS, and common stocks as of December 31, 2023 and 2022.

Financial assets

($ in millions)	2023
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV
Bonds:
Other than LBASS	$7,218	$8,018	$41	$6,563	$614	$—
LBASS	$7,177	$7,496	$—	$7,151	$26	$—
Unaffiliated common stocks	$5	$5	$—	$—	$5	$—
Mortgage loans on real estate	$3,789	$4,165	$—	$—	$3,789	$—
Cash equivalents	$540	$540	$540	$—	$—	$—
Short-term investments	$1	$1	$—	$—	$1	$—
Derivatives	$141	$142	$—	$141	$—	$—
Other invested assets:
Unaffiliated surplus notes	$8	$11	$—	$8	$—	$—
Residual tranches	$3	$3	$—	$3	$—	$—
LIHTC property investments	$3	$3	$—	$—	$3	$—
Separate Accounts	$2,110	$2,110	$2,109	$1	$—	$—

($ in millions)	2022
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV
Bonds:
Other than LBASS	$7,491	$8,626	$51	$6,683	$757	$—
LBASS	$7,405	$7,916	$—	$7,380	$25	$—
Unaffiliated common stocks	$15	$15	$—	$—	$4	$11
Mortgage loans on real estate	$3,770	$4,107	$—	$—	$3,770	$—
Cash equivalents	$273	$273	$273	$—	$—	$—
Short-term investments	$25	$25	$—	$—	$25	$—
Derivatives	$65	$65	$—	$65	$—	$—
Other invested assets:
Unaffiliated surplus notes	$—	$—	$—	$—	$—	$—
Residual tranches	$—	$—	$—	$—	$—	$—
LIHTC property investments	$—	$—	$—	$—	$—	$—
Separate Accounts	$2,035	$2,035	$1,992	$21	$22	$—
The fair value of bonds in Level 1 is based on unadjusted quoted prices for identical assets in active markets the Company can access. The fair value of publicly traded bonds in Level 2 is based upon quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Non-publicly traded bonds in Level 2 are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. The fair value of municipal bonds in Level 3 not rated by third-party credit rating agencies, but receiving an NAIC designation is based on quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable and municipal bonds in default valued based on the present value of expected cash flows. The fair value of corporate bonds in Level 3 is primarily based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs for corporate bonds include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer. The fair value of LBASS in Level 2 is primarily based on valuation models utilizing quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads to determine fair value. Certain LBASS in Level 2 are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable. The fair value of LBASS in Level 3 is primarily based on non-binding broker quotes where the inputs have not been corroborated to be market observable or internal models with non-market observable inputs.
The fair value of unaffiliated common stocks in Level 3 is based on the valuation methods described earlier in this note. Certain unaffiliated private common stocks carried at fair value, which do not have readily determinable fair values, and are investments in investment companies that measure their assets at fair value on a recurring basis, are reported utilizing NAV as a practical expedient and are excluded from the fair value hierarchy.
The fair value of mortgage loans on real estate in Level 3 is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral.
The fair value of cash equivalents in Level 1 is based on unadjusted quoted prices or daily quoted net asset values for identical assets in active markets the Company can access.
The fair value of short-term investments in Level 3 is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral.
The fair value of derivatives in Level 2 is based on the valuation methods described earlier in this note.
The fair value of unaffiliated surplus notes in Level 2 is based upon quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
The fair value of residual tranches in Level 2 is based on the valuation methods described earlier in this note.
The fair value of LIHTC property investments in Level 3 is based on internal models with non-market observable inputs.

The fair value of the assets of the Separate Account in Level 1 is based on actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets the Company can access. The fair value of the assets of the Separate Accounts in Levels 2 and 3 is based on the valuation methods described earlier in this note.
Presented below are the aggregate fair value estimates and statement values of financial instruments as of December 31.
Financial liabilities

($ in millions)	2023
Type of Financial Instrument	Aggregate Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	NAV
Deposit-type contracts	$1,235	$1,324	$—	$—	$1,235	$—
Repurchase agreement under secured borrowing	$205	$205	$—	$205	$—	$—
Derivatives	$74	$74	$—	$74	$—	$—
Separate Accounts - Derivatives	$1	$1	$—	$1	$—	$—

($ in millions)	2022
Type of Financial Instrument	Aggregate Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	NAV
Deposit-type contracts	$1,342	$1,420	$—	$—	$1,342	$—
Repurchase agreement under secured borrowing	$552	$552	$—	$552	$—	$—
Derivatives	$32	$32	$—	$32	$—	$—
Separate Accounts - Derivatives	$—	$—	$—	$—	$—	$—
The fair value of the liability for deposit-type contracts in Level 3 is generally based on the terms of the underlying contracts incorporating current market-based crediting rates for similar contracts that reflect the Company’s own credit risk. Immediate annuities without life contingencies and fixed rate funding agreements are valued at the present value of future benefits using current market-based implied interest rates and reflect the Company’s own credit risk. Fixed annuities are valued at the account value less surrender charges.
The Company received cash under repurchase agreement transactions. Repurchase agreements are short term in nature and therefore the carrying amount of these liabilities approximates fair value.
The fair value of derivatives in Level 2 is based on the valuation methods described earlier in this note.
Derivative financial instruments
Derivative financial instruments utilized by the Company during 2023 and 2022 included interest rate swap agreements, foreign currency swap agreements, total return and credit default swap agreements, foreign currency forward contracts, futures contracts, interest rate cap agreements and index option contracts. The Company uses derivatives for risk reduction and to increase investment portfolio returns through asset replication. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations, increases in credit spreads and foreign currency fluctuations. Asset replication refers to the “synthetic” creation of assets through the use of derivatives. The Company replicates bonds using a combination of a credit default swap agreement or a total return swap agreement and one or more highly rated bonds, primarily investment grade host bonds, to synthetically replicate the economic characteristics of one or more cash market securities. The Company replicates equity returns using total return swap agreements, futures and options to increase equity exposure. With the exception of non-hedge derivatives used for asset replication, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either an accounting hedge or non-hedge derivative financial instrument on at least a quarterly basis. The Company does not use derivatives for speculative purposes.
The following tables summarize the notional amount, fair value and statement value of the Company’s derivative financial instruments, including those with off-balance sheet risk as of December 31:

($ in millions)	2023
	Notional Amount		Fair Value		Statement Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Swaps	$257	$36	$4	$(1)	$5	$(1)
Futures	3	7	—	—	—	—
Options	940	1,007	137	(73)	137	(73)
Total	$1,200	$1,050	$141	$(74)	$142	$(74)

($ in millions)	2022
	Notional Amount		Fair Value		Statement Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Swaps	$289	$25	$13	$(2)	$13	$(2)
Futures	—	9	—	—	—	—
Options	934	912	52	(30)	52	(30)
Total	$1,223	$946	$65	$(32)	$65	$(32)
The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. However, the notional amounts specified in credit default swap agreements where the Company has sold credit protection represent the maximum amount of potential loss, assuming no recoveries.
Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.
The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and certain option contracts, are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.
Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the statement value of OTC and cleared derivative contracts with a positive statement value at the reporting date.
Swaps
Interest rate swap agreements are agreements that periodically exchange the difference between two designated sets of cash flows, (fixed to variable rate, variable to fixed rate, or variable to variable rate), based upon designated market rates or rate indices and a notional amount. The Company primarily uses interest rate swap agreements to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Cash settlements usually occur at dates specified in individual agreements. The amount of cash exchanged is equal to the difference between the rate in the contract at which the Company receives cash compared to the rate at which the Company is to pay cash.
Foreign currency swap agreements involve the periodic exchange of consideration based on relative changes in two designated currencies and, if applicable, differences between fixed rate and variable cash flows or two different variable cash flows, all based on a pre-determined notional amount. The Company enters into these agreements primarily to reduce the currency risk associated with holding foreign currency denominated investments. Cash settlements are required when the contract matures. The amount of cash exchanged is based on the difference between the specified rate on the date the contract was entered into (contract rate) compared to the actual rate on the settlement date. On the settlement date, the Company will either pay or receive cash equal to the difference between the contract rate and the actual rate multiplied by a specified notional amount.
Total return swap agreements are agreements where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The Company uses total return swap agreements for asset replication and as a hedge to offset valuation losses in the portfolio during periods of declining market values. Cash settlements usually occur at dates specified in individual agreements. The amount of cash exchanged is equal to the difference between the set rate in the contract and the return of the underlying asset.
Credit default swap agreements are used for either buying credit protection or selling credit protection on a specified entity, basket of entities or index. Buying credit protection requires a payment of a premium to a counterparty or a clearing house in exchange for a future cash settlement or a promise to deliver a bond, if a specified credit event occurs. Selling credit protection provides for the receipt of a premium from a counterparty or a clearing house in exchange for a future cash settlement, or a promise to purchase a bond, if a specified credit event occurs. The Company enters into certain credit default swap agreements as a means to buy protection, mitigating the credit risk in a particular bond or bond portfolio, while leaving the security or bond portfolio intact. The Company enters into other credit default swap agreements as replication transactions, enabling greater diversification of credit risk by selling protection on specified entities, or baskets of entities that may not be frequent issuers in the traditional corporate bond market and by selling protection on indices also as a less expensive alternative to the cash market.

Total return swap agreements used as a hedge receive non-hedge accounting treatment. Credit default swap agreements used for buying protection receive non-hedge accounting treatment. Periodic settlements, which represent amounts receivable from/payable to the counterparties or clearing houses are based on the settlement terms within the agreement, and reported as a component of net investment income. The change in the fair value of certain open swap agreements that receive non-hedge accounting treatment are reported as net unrealized capital gains and losses, within unassigned surplus and used in the calculation of the AVR provision. Total return and credit default swap agreements entered into as replication transactions are valued at amortized cost.
Foreign currency forward contracts involve the future exchange or delivery of foreign currencies based on terms negotiated at the inception of the contract which are settled at the end of the contract. They are primarily used to reduce foreign currency risk associated with holding foreign currency denominated investments. Cash settlement is required when the contract matures. The amount of cash exchanged is based on the difference between the specified rate on the date the contract was entered into (contract rate) compared to the actual rate on the settlement date. On the settlement date, the Company will either pay or receive cash equal to the difference between the contract rate and the actual rate multiplied by the specified notional amount. The change in the fair value of open foreign currency forward contracts is reported as net unrealized capital gains and losses, within unassigned surplus and used in the calculation of the AVR provision, until closed (e.g. terminated or settled). If the contract was hedging coupon payments of a bond, any gains and losses at closing are reported in net investment income. If the contract was hedging the original principal of a bond or the bond the Company was hedging is sold, any gains and losses at closing are reported in realized capital gains or losses. These contracts receive non-hedge accounting treatment.
Futures
The Company utilizes equity index and interest rate futures contracts. Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indices. Futures contracts provide returns at specified or optional dates based upon a specified index or interest rate applied to a notional amount. The Company utilizes futures contracts to (1) change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates; (2) hedge the equity exposure contained in equity indexed life and annuity product contracts that offer equity returns to contractholders; (3) offset valuation losses in the common and preferred stock portfolios during periods of declining equity market values; and (4) increase equity exposure through asset replication. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of equity index and interest rate futures contracts is always in cash. Daily cash settlements of margin gains or losses for futures contracts receiving fair value hedge accounting treatment are reported in net investment income. The daily cash settlements of margin gains and losses for futures contracts that receive non-hedge accounting treatment and have terminated are reported in net realized capital gains or losses. The daily cash settlements of margin gains and losses for open futures contracts that receive non-hedge accounting treatment are reported as net unrealized capital gains and losses within unassigned surplus and used in the calculation of the AVR provision. Futures contracts receive either fair value hedge accounting or non-hedge accounting treatment, depending on the strategy.
Options
Interest rate cap agreements give the holder the right to receive at a future date, the amount, if any, by which a specified market interest rate exceeds the fixed cap rate, applied to a notional amount. These agreements are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Typically a premium is paid to the counterparty at the inception of a contract. Cash is received based on the amount, if any, by which a specified market interest rate exceeds the fixed cap rate, applied to the notional amount. Premiums paid are reported as derivative assets. Periodic settlements received are reported as net investment income. The change in the fair value of open agreements is reported as net unrealized capital gains and losses, within unassigned surplus and used in the calculation of the AVR provision. If an agreement is terminated prior to its expiration date, gains or losses are reported in net realized capital gains or losses. For certain interest rate cap agreements whose premiums are payable in installments, the initial interest rate cap agreement asset is equal to the initial premium payment plus the sum of the remaining premium installments payable. Interest rate cap agreements receive non-hedge accounting treatment.
Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option's notional amount. When the Company purchases or writes (sells) option contracts at specific prices, a premium is calculated for the right, but not the obligation, to buy/sell the value of an underlying index at a stated price on or before the expiration date of the option. The amount of premium calculated is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. Premiums are paid or received in cash at either the inception of the purchase/sale of the contract or throughout the life of the contract depending on the agreement with the counterparties and brokers. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract (strike price). Purchased and written put and call index option contracts are cash settled upon exercise. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums incurred when purchasing option contracts are reported as a derivative asset and premiums received when writing option contracts are reported as a derivative liability.

The Company purchases and writes option contracts to hedge the equity exposure contained in equity indexed life and annuity product contracts that offer equity returns to contractholders. Purchased and written index option contracts used as a hedge receive non-hedge accounting treatment. The change in the fair value of purchased/written option contracts is reported as net unrealized capital gains and losses, within unassigned surplus, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option is reported in realized capital gains or losses. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported as realized capital gains or losses and the corresponding asset/liability previously recorded is reversed. The purchased and written option contracts are accounted for as fair value hedges. The change in the fair value of purchased/written option contracts is reported as net investment income, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option is reported in net investment income. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported as net investment income and the corresponding asset/liability previously recorded is reversed.
The Company purchases and writes option contracts for asset replication and as a hedge to offset valuation losses in the investment portfolio during periods of declining market values. Purchased and written index option contracts used as a hedge receive non-hedge accounting treatment. The change in the fair value of purchased/written option contracts is reported as net unrealized capital gains and losses, within unassigned surplus, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option is reported in realized capital gains or losses. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported as realized capital gains or losses and the corresponding asset/liability previously recorded is reversed.
Purchased and written index option contracts entered into as replication transactions are valued at amortized cost. Premiums paid for a purchased/written option contract are amortized/accreted into net investment income over the life of the option. The gain or loss on the cash settled exercise of a purchased/written index option contract is reported in realized capital gains or losses.
The Company entered into option contracts which required the payment/receipt of premiums at either the inception of the contract or throughout the life of the contract, depending on the agreement with counterparties and brokers.
In general, the collateral pledged by the Company is in the custody of a counterparty, a clearing house or an exchange. However, the Company has access to this collateral at any time, subject to replacement. For certain exchange traded and cleared derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2023 and 2022, the Company pledged securities with fair values of $4 million in the form of margin deposits. The Company pledges or obtains collateral for OTC derivative transactions when certain predetermined exposure limits are exceeded. As of December 31, 2023 and 2022, counterparties pledged $3 million and $11 million, respectively, in cash collateral to the Company for OTC derivatives.
During 2023 or 2022, the Company did not have any derivatives held for other-than-hedging-purposes. There were no derivatives held for other-than-hedging purposes as of December 31, 2023 or 2022 or 2021. The 2021 net average fair value of derivatives held for other-than-hedging purposes was an asset of $5 million.
The Company did not recognize gains or losses within net investment income related to derivatives held for other-than-hedging purposes in 2023 or 2022. The Company recognized losses of $3 million within net investment income related to derivatives held for other-than-hedging purposes in 2021.
Off-balance-sheet financial instruments
The contractual amounts of off-balance sheet financial instruments as of December 31 were as follows:

($ in millions)	2023	2022
Commitments to invest in limited partnership interests	$716	$158
Commitments to invest in LIHTC property investments	$112	$47
Commitments to invest in private placement securities	$34	$—
Other loan commitments	$673	$—
The contractual amounts represent the amount at risk if the contract was fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. The Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.
Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. Commitments to invest in limited partnership interests included commitments to invest in real estate, which represent an agreement to provide additional capital for the development of real estate property. Commitments to invest in LIHTC limited partnership interests represent agreements to acquire new or additional participation in certain Low-Income Housing Tax Credits. Commitments to invest in private placement securities represent commitments to purchase private placement debt and private equity securities at a future date. The Company enters into these agreements in the normal course of business. Other loan commitments are agreements to lend to a borrower provided there is no violation of any conditions in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined amount.
6. Income Taxes
The components of the net DTA/(DTL) were as follows as of December 31:

($ in millions)	2023			2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$179	$63	$242	$259	$95	$354	$(80)	$(32)	$(112)
Valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross DTAs	$179	$63	$242	$259	$95	$354	$(80)	$(32)	$(112)
DTAs nonadmitted	—	—	—	—	—	—	—	—	—
Subtotal – net admitted DTA	$179	$63	$242	$259	$95	$354	$(80)	$(32)	$(112)
DTLs	153	287	440	183	291	474	(30)	(4)	(34)
Net admitted DTA/(net DTL)	$26	$(224)	$(198)	$76	$(196)	$(120)	$(50)	$(28)	$(78)
The amount of adjusted gross DTAs admitted under each component of SSAP No. 101 was as follows as of December 31:

($ in millions)	2023
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	26	61	87
Adjusted gross DTAs expected to be realized following the balance sheet date	26	61	87
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	330
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	153	2	155
DTAs admitted as the result of application of SSAP No. 101, total	$179	$63	$242

($ in millions)	2022
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	22	94	116
Adjusted gross DTAs expected to be realized following the balance sheet date	22	94	116
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	275
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	237	1	238
DTAs admitted as the result of application of SSAP No. 101, total	$259	$95	$354

($ in millions)	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	4	(33)	(29)
Adjusted gross DTAs expected to be realized following the balance sheet date	4	(33)	(29)
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	55
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	(84)	1	(83)
DTAs admitted as the result of application of SSAP No. 101, total	$(80)	$(32)	$(112)
The Company’s threshold information used to determine the amount of DTAs admitted was as follows as of December 31:

($ in millions)	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	1,109.4%	1,104.0%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,203	$2,009

The impact of tax-planning strategies on adjusted gross and net admitted DTAs was as follows as of December 31:

($ in millions)	2023		2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage
Adjusted gross DTAs amount	$179	$63	$259	$95	$(80)	$(32)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax-planning strategies	—%	96.8%	—%	98.7%	—%	(1.9)%
Net admitted adjusted gross DTAs amount	$179	$63	$259	$95	$(80)	$(32)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies	—%	96.8%	—%	98.7%	—%	(1.9)%
The Company’s tax planning strategies do not include the use of reinsurance.

The tax effects of temporary differences that gave rise to significant portions of DTAs and DTLs were as follows as of December 31:

($ in millions)	2023	2022	Change
DTAs:
Ordinary
Policyholder reserves	$130	$123	$7
Investments	14	21	(7)
Deferred acquisition costs	19	16	3
Receivables - nonadmitted	9	6	3
Net operating loss carry-forward	—	90	(90)
Other	7	3	4
Subtotal	$179	$259	$(80)

Valuation allowance	—	—	—
Nonadmitted	—	—	—

Admitted ordinary DTAs	$179	$259	$(80)

Capital
Investments	$2	$1	$1
Net capital loss carry-forward	61	94	(33)
Subtotal	$63	$95	$(32)

Valuation allowance	—	—	—
Nonadmitted	—	—	—

Admitted capital DTAs	$63	$95	$(32)

Admitted DTAs	$242	$354	$(112)

DTLs:
Ordinary
Investments	$119	$147	$(28)
Policyholder reserves	—	34	(34)
Deferred and uncollected premium	32	—	32
Other	2	2	—
Subtotal	$153	$183	$(30)

Capital
Investments	$196	$223	$(27)
Other	91	68	23
Subtotal	$287	$291	$(4)

DTLs	$440	$474	$(34)

Net DTAs/DTLs	$(198)	$(120)	$(78)

The change in net deferred income tax comprises the following as of December 31 (this analysis is exclusive of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

($ in millions)	2023	2022	Change
Total DTAs	$242	$354	$(112)
Total DTLs	440	474	(34)
Net DTAs (DTLs)	$(198)	$(120)	(78)
Tax effect of unrealized gains (losses)			23
Change in net deferred income tax			(55)
Tax effect of change in deferred income tax due to transaction settlement			—
Change in net deferred income tax relating to the provision			$(55)

($ in millions)	2022	2021	Change
Total DTAs	$354	$367	$(13)
Total DTLs	474	534	(60)
Net DTAs (DTLs)	$(120)	$(167)	47
Tax effect of unrealized gains (losses)			(20)
Change in net deferred income tax			27
Tax effect of change in deferred income tax due to transaction settlement			—
Change in net deferred income tax relating to the provision			$27

($ in millions)	2021	2020	Change
Total DTAs	$367	$368	$(1)
Total DTLs	534	304	230
Net DTAs (DTLs)	$(167)	$64	(231)
Tax effect of unrealized gains (losses)			(101)
Change in net deferred income tax			(332)
Tax effect of change in deferred income tax due to transaction settlement			(213)
Change in net deferred income tax relating to the provision			$(545)
The provision for incurred income taxes for the years ended December 31 was:

($ in millions)	2023	2022	Change
Current Income Tax
Federal	$24	$26	$(2)
Federal income tax on net capital gains (losses)	(5)	—	(5)
Federal and foreign income taxes incurred	$19	$26	$(7)

($ in millions)	2022	2021	Change
Current Income Tax
Federal	$26	$(30)	$56
Federal income tax on net capital gains (losses)	—	(51)	51
Federal and foreign income taxes incurred	$26	$(81)	$107

The provision for federal income taxes incurred was different from that which would have been obtained by applying the statutory federal income tax rate to income before taxes. The items causing this difference were as follows as of December 31:

($ in millions)	2023	Effective Tax Rate	2022	Effective Tax Rate	2021	Effective Tax Rate
Provision computed at statutory rate	$82	21.0%	$27	21.0%	$291	21.0%
Change in net deferred income taxes	—	—	1	1.0	—	—
338(h)(10) impact	—	—	—	—	319	23.0
Change in nonadmitted assets	(3)	(0.7)	—	—	5	0.3
Transaction costs	—	—	—	—	(84)	(6.0)
Tax credits	—	—	—	—	(44)	(3.2)
Section 338 re-measurement	—	—	(14)	(10.5)	(12)	(0.9)
IMR amortization	—	—	(12)	(9.1)	(9)	(0.7)
Dividend received deduction	—	—	—	—	(2)	(0.1)
LLC income	—	—	—	—	1	0.1
Transferring price adjustment	(2)	(0.6)	(2)	(1.9)	—	—
Other	(3)	(0.8)	(1)	(1.0)	(1)	(0.1)
Total statutory income taxes	$74	18.9%	$(1)	(0.5)%	$464	33.4%

Federal and foreign income taxes incurred	$24	6.1%	$26	20.9%	$(30)	(2.1)%
Realized capital gains (losses) tax	(5)	(1.3)	—	—	(51)	(3.7)
Change in net deferred income taxes	55	14.1	(27)	(21.4)	545	39.2
Total statutory income taxes	$74	18.9%	$(1)	(0.5)%	$464	33.4%
The stock of the Company was acquired on November 1, 2021 by EUHC. For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax basis of assets, which impacted the related deferred tax values. The net impact to the deferred tax values is reported in the effective tax rate analysis, except for those items accelerated by the seller through the current provision, such as the acceleration of accounting method changes, and recognition of deferred intercompany gains and losses.
As of December 31, 2023, the Company did not have a net operating loss carryforward available to offset future net income subject to federal income taxes. As of December 31, 2023, the Company did not have tax credit carryforwards available to offset future net income subject to federal income taxes.
As of December 31, 2023, there are no capital gain income taxes incurred by the Company that are available for recoupment in the event of future net capital losses.
For period from January 1 to October 31, 2021 (prior to the sale of the Company on November 1, 2021), the Company joined the Corporation and its 134 domestic subsidiaries in the filing of a consolidated federal income tax return. The consolidated group has elected under Internal Revenue Code (“IRC”) Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member’s federal income tax liability computed on a separate return basis, except all tax benefits resulting from operating losses and tax credits are allocated to the Company to the extent they can be utilized in the consolidated return. The Corporation is responsible for all Internal Revenue Service (“IRS”) examinations covering the periods prior to November 1, 2021.
For period from November 1 to December 31, 2021 and for the years ended December 31, 2022 and 2023, the Company joined Everlake Assurance Company (“EAC”) and ELIC Reinsurance Company (“ELIC Re”) in the filing of a consolidated federal income tax return. The consolidated group has elected under IRC Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member’s federal income tax liability computed on a separate return basis; however, all tax benefits resulting from losses and tax credits are allocated to the Company to the extent they can be utilized in the consolidated return.
The Inflation Reduction Act, which created a new corporate alternative minimum tax (“CAMT”) effective January 1, 2023 for calendar year taxpayers, was enacted on August 16, 2022. Based on current IRS and Treasury guidance, the reporting entity (or the controlled group of corporations of which the reporting entity is a member) has determined that Everlake is not an “applicable corporation” for the 2023 tax year such that it is not required to perform the CAMT calculations and therefore has not recognized any impact from the CAMT. This view is based on current guidance. Changes to guidance or interpretations may result in the reporting entity’s average “adjusted financial statement income” being above the thresholds and require it to perform the CAMT calculations and potentially be liable for the CAMT.

7. Information Concerning Parent, Subsidiaries and Affiliates
Related party transactions
The following transactions were entered into by the Company with related parties in 2023, 2022 and 2021 that involved more than ½ of 1% of the Company’s admitted assets. Activity resulting from reinsurance agreements, insurance contracts or cost allocation transactions in accordance with intercompany agreement provisions was excluded.
Transactions with Allstate Finance Company Agency Loans, LLC (“AFCAL”)
On December 22, 2016, the Company purchased $279 million of bonds issued by AFCAL. On December 16, 2019, the Company agreed to allow AFCAL to redeem the original notes at fair value of $284 million, which included realized capital gains of $10 million, plus accrued interest of $219 thousand; and issue new notes at market rate. Concurrently with the redemption, the Company purchased an additional $148 million of bonds issued by AFCAL. AFCAL was a bankruptcy remote, special purpose entity wholly owned by Allstate Non-insurance Holdings, Inc., which is wholly owned by the Corporation. The purpose of AFCAL was limited to purchasing and securitizing fixed rate term agent loans from Allstate Finance Company, LLC (“AFCO”), a wholly owned subsidiary of the Company prior to the sale of the Company, at fair value. AFCO originates commercial loans to Allstate exclusive insurance agents that are independent contractors of AIC and, as a result, the Company reports the investment in bonds as unaffiliated. The loans’ sale transaction from AFCO to AFCAL met “sale accounting” conditions in SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. AFCAL used the agent loans as collateral in the issuance of bonds, which were the sole source of cash flows for debt service. The transaction was structured as a loan securitization with oversight by a trustee and a servicer managing the portfolio. On August 16, 2021, the Company agreed to allow AFCAL to redeem all the outstanding notes at fair value of $420 million, which included realized capital gains of $15 million, plus accrued interest of $6 million. AFCAL was dissolved on September 22, 2021.
Transactions with AIC
The Company paid ordinary dividends of $392 million to AIC, its parent prior to the sale of the Company, consisting of investments with fair values of $40 million and $314 million on April 1, 2021 and May 1, 2021, respectively, and cash of $19 million on both May 1, 2021 and June 30, 2021. With the approval of the IL DOI, the Company also paid an extraordinary dividend of $1.25 billion in cash to AIC on November 1, 2021 prior to the sale of the Company.
The ALIC Purchase Agreement specified that certain investments of the Company be sold or transferred prior to the sale closing (“Excluded investment assets”). As part of the Excluded investment assets transactions executed during the third quarter of 2021, the Company transferred bonds, preferred stocks, common stocks, real estate investments, mortgage loans and other invested assets with fair values of $2.99 billion to AIC in exchange for bonds and cash. These transactions were accounted for as investment sales.
Transactions with EUHC
The Company paid an extraordinary distribution totaling $400 million in cash to EUHC, its parent, on August 25, 2023. This distribution included a $206 million dividend recorded as a reduction to unassigned funds, which was the entire amount of the Company’s unassigned funds as of the payment date. The remaining $194 million of the distribution was a return of capital that was recorded as a reduction to gross paid in and contributed surplus.
The Company paid an extraordinary distribution totaling $850 million in cash to EUHC, its parent, on September 30, 2022. This distribution includes a $601 million dividend recorded as a reduction to unassigned funds, which was the entire amount of the Company’s unassigned funds as of the payment date. The remaining $249 million of the distribution was a return of capital that was recorded as a reduction to gross paid in and contributed surplus. With the approval of the IL DOI, the Company paid an extraordinary dividend of $350 million in cash to EUHC, its parent subsequent to the sale of the Company, on November 1, 2021.
On November 1, 2021, EUHC contributed all the issued and outstanding common stock of EAC, formerly Allstate Assurance Company, to the Company. The contribution was recorded as an increase to gross paid in and contributed surplus totaling $40 million.
Transactions with Everlake Private Fund Borrower, LLC (“EPFB”)
On July 5, 2022, the Company formed two wholly owned subsidiaries (i) EPFB and (ii) Everlake Private Fund Midco, LLC (“EPFM”). On September 27, 2022, the Company contributed wholly owned subsidiaries EPFM and Everlake Private Fund I, LLC (“EPFI”) to EPFB in assets totaling $956 million. EPFB further contributed EPFI to EPFM in assets totaling $1.07 billion and distributed $113 million to the Company which was accounted for as a return of capital. On December 31, 2022, the Company contributed $11 million of assets to EPFB which EPFB further contributed to EPFM and EPFI. The assets transferred to EFPB were in an unrealized gain position. No gain or loss was recognized when the assets were transferred. Net investment income for 2022 includes distributions of earnings of $70 million from EPFB.

On March 31, 2023, a capital contribution totaling $341 million, consisting of common stock with fair values of $11 million and limited partnership interest of $330 million, was transferred to EPFB, which EPFB further contributed to EPFM and EPFM further contributed to EPFI.
On May 1, 2023, a capital contribution totaling $9 million of limited partnership interests and cash was transferred to EPFB, which EPFB further contributed to EPFM and EPFM further contributed to EPFI.
Transactions with Everlake International Assignments, Ltd. (“EIA”)
On December 29, 2023, the Company received a dividend of $9 million in cash from EIA, a wholly owned subsidiary. The Company did not receive dividends from EIA in 2022.
Transactions with Everlake Settlement Corporation (“ESTC”)
On December 29, 2023, the Company received a dividend of $7 million in cash from ESTC, a wholly owned subsidiary. The Company did not receive dividends from ESTC in 2022.
Transactions with ALNY
As of September 30, 2021, the necessary state regulatory approvals were received and the sale of ALNY was completed on October 1, 2021. Immediately before the consummation of the sale of ALNY, AIH invested $660 million in ALNY in exchange for shares of newly authorized common capital stock. WRAC paid $400 million in exchange for 100% of the shares of common capital stock of ALNY and ILIC, of which $207 million was allocated to the Company in consideration for its investment in ALNY.
The ALNY Purchase Agreement specified that certain ALNY investments be sold or transferred prior to the sale closing (“Pre-sale asset reallocation transactions”). As part of the Pre-sale asset reallocation transactions executed during the third quarter of 2021, ALNY transferred mortgage loans with fair values of $307 million to the Company in exchange for mortgage loans, other invested assets and cash.
Surety Bonds Issued by AIC
The Company’s issuance of structured settlement annuities (“SSAs”), a type of immediate annuity, in 2013 and prior at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC remain in effect subsequent to the sale of the Company.
In most cases, these annuities were issued under a “qualified assignment”, whereby Everlake Assignment Company (“EACO”), formerly known as Allstate Assignment Company, and prior to July 1, 2001 ESTC, formerly known as Allstate Settlement Corporation, both wholly owned subsidiaries of the Company, purchased annuities from the Company. Effective March 22, 2013, the Company no longer offers SSAs. AIC issued surety bonds to indemnify the payment of structured settlement benefits assigned to ESTC from both AIC and unaffiliated parties, and funded by certain annuity contracts issued by the Company through June 30, 2001. ESTC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to indemnify the payment of structured settlement benefits. Alternatively, the Company guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuity payments that are indemnified by the surety bonds of AIC were $3.21 billion and $3.26 billion as of December 31, 2023 and 2022, respectively.
Transactions with AFCO
In 2021, the Company paid capital contributions in cash to AFCO totaling $4 million. AFCO provides commercial loans to insurance agents of AIC for the purpose of agency acquisitions, working capital and refinancing existing debt. AFCO ownership changed from the Company to AIC prior to the sale of the Company.
Transactions with EAC
The Company did not pay capital contributions to EAC, a wholly owned subsidiary, in 2023. On August 19, 2022, the Company paid a capital contribution of $10 million in cash to EAC.
Transactions with Allstate Short Term Pool, LLC
The Company invested in the Short term pool, which is offered by Allstate Short Term Pool, LLC, to certain wholly owned affiliated companies of the Corporation. The Short term pool is an investment pool managed by Allstate Investment Management Company (“AIMCO”), an affiliate of the Corporation, whose purpose is to efficiently manage cash and cash equivalents for its member companies. Each member company has an undivided interest in the underlying assets of the Short term pool per the Operating Agreement of Allstate Short Term Pool, LLC (“Operating Agreement”). The value of net assets that is the basis for current transactions and each share is determined daily by the Short term pool custodian. Effective August 11, 2021, the Company’s participation in the Allstate Short Term Pool was terminated due to its pending sale to EUHC on November 1, 2021.

Reinsurance Agreement with ELIC Re
The Company and ELIC Re, a wholly owned subsidiary, entered into the Amended and Restated Coinsurance Agreement effective January 1, 2017. The original reinsurance agreement included guaranteed term life business written by the Company and Lincoln Benefit Life Company (“LBL”), a former affiliate, in 2000 through 2009. The Amended and Restated Coinsurance Agreement expanded the covered business to include guaranteed term business written by LBL and EAC with issue years 2010 through 2017. The covered businesses written by LBL and EAC were ceded to the Company and retroceded to ELIC Re. The original reinsurance agreement was initially set up as a coinsurance agreement but was amended to a coinsurance agreement with partial funds withheld effective December 1, 2016, whereby the Company retains a specified amount of the assets on its books. Funds withheld under the Amended and Restated Coinsurance Agreement was $723 million and $764 million as of December 31, 2023 and 2022, respectively. Funds withheld expense was $30 million, $32 million and $32 million in 2023, 2022 and 2021, respectively.
Pursuant to the provisions of the Amended and Restated Coinsurance Agreement with ELIC Re, the final annual experience refund calculation is performed as of the last day of each calendar year and is payable on or before March 31 of the following year. The Company recorded an experience refund receivable in the amount of $125 million and $158 million as of December 31, 2023 and 2022, respectively, which was included in reinsurance recoverable and other reinsurance receivables in the Statements of Financial Position.
Gross life insurance in force ceded to ELIC Re attributable to the Amended and Restated Coinsurance Agreement was $121.48 billion and $131.62 billion as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, the Company ceded $2.35 billion and $2.34 billion, respectively, of life reserves to ELIC Re. The Company also ceded premiums to ELIC Re in the amount of $238 million, $255 million and $286 million in 2023, 2022 and 2021, respectively.
The Company, ELIC Re and The Bank of New York Mellon (“BONY”) are party to an Amended and Restated Trust Agreement whereby the Company and ELIC Re created a trust account to be held by BONY for the benefit of the Company in connection with the Amended and Restated Coinsurance Agreement between the Company and ELIC Re.
Funds Withheld Reinsurance Agreement with ERL
On November 1, 2021, the Company and ERL, a wholly owned subsidiary of EUHC, entered into a Funds Withheld Reinsurance Agreement, whereby the Company ceded to ERL 35% of the majority of the Company’s net in force liabilities. In consideration for ERL's assumption of these liabilities, the Company transferred assets of $7.3 billion, an amount equal to the statutory liabilities ceded (net of other reinsurance) to a funds withheld portfolio. The Company also paid ERL a ceding commission in cash and assets in the amount of $500 million. The ceded liabilities include life contracts, accident and health contracts, and deposit-type contracts. Under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP No. 61R”), reserve credits are recorded for the life and accident and health contracts and a funds withheld payable is established. Deposit-type contracts follow deposit accounting that only allows for recording receipts or disbursements exchanged between the entities. Since this is a funds withheld arrangement, there was no adjustment to the liability for deposit-type funds at inception. Funds withheld under the Funds Withheld Reinsurance Agreement was $6.55 billion and $6.56 billion as of December 31, 2023 and 2022, respectively. Funds withheld expense was $364 million, $376 million and $192 million in 2023, 2022 and 2021, respectively.
Gross life insurance in force ceded to ERL attributable to the reinsurance agreement was $51.29 billion and $54.29 billion as of December 31,2023 and 2022, respectively. As of December 31, 2023 and 2022, the Company ceded $6.31 billion and $6.33 billion, respectively, of life reserves to ERL. The Company also ceded life premiums to ERL in the amount of $518 million, $322 million and $6.81 billion in 2023, 2022 and 2021, respectively. Accident and health reserves credit taken other than for unearned premium was $17 million and $18 million as of December 31, 2023 and 2022, respectively. Accident and health premiums ceded to ERL was $1 million, $430 thousand and $16 million in 2023, 2022 and 2021, respectively.
Master Retrocession Agreement with ERL (“Master Retrocession Agreement”)
On September 30, 2023, the Company and ERL entered into the Master Retrocession Agreement whereby the Company may retrocede a quota share of any new assumed reinsurance transactions to ERL through an addendum to the Master Retrocession Agreement.
On September 30, 2023, the Company and ERL entered into the first addendum to the Master Retrocession Agreement (“Addendum #1”) whereby the Company retrocedes 35% of the multi-year guarantee annuities (“MYGAs”) policies assumed from Fidelity & Guaranty Life Insurance Company (“F&G”) through the forward flow reinsurance agreement entered into on September 29, 2023 to ERL on a coinsurance with funds withheld basis. The Company ceded $208 million of premium and $216 million of reserves to ERL under Addendum #1 as of December 31, 2023.
Reinsurance Agreement with ALNY
The Company had an agreement where via a reinsurance treaty it assumed reinvestment related risk on certain SSAs of ALNY. Under the terms of the agreement, if the fixed income book yield on the portion of ALNY’s investment portfolio that supports SSAs’ liabilities fell below the average statutory rates, the Company would pay a benefit. In return, the Company received a premium from ALNY that was based on and varied with the aggregate statutory reserve balance of the SSAs. The

Company received premium related to the reinsurance treaty from ALNY of $2 million in 2021. The Company paid benefits of $23 million to ALNY in 2021. This treaty was terminated on October 1, 2021 in conjunction with the sale of ALNY.
Coinsurance Agreements with American Heritage Life Insurance Company (“AHL”)
The Company had coinsurance reinsurance agreements with AHL, an affiliate prior to the sale of the Company, whereby the Company assumes certain interest-sensitive life insurance, fixed annuity contracts and accident and health insurance policies.
Immediately prior the sale of the Company, the Company entered into the following agreements with AHL.
1.Recapture and Termination Agreement covering individual and group life insurance policy reserves ceded to the Company and terminated the original agreement dated October 1, 2008.
2.Partial Recapture and Partial Termination Agreement (“PRPTA”) covering individual and group disability policy reserves ceded to the Company under the reinsurance agreement dated December 31, 2004. The PRPTA did not amend the provisions of the reinsurance agreement related to AHL’s cession of single premium deferred annuities to the Company.
3.Recapture and Termination Agreement covering certain universal life insurance policy reserves ceded to the Company and terminated the original reinsurance agreement dated December 31, 2004.
In connection with the above three agreements, the Company transferred $11 million of cash and investments with a statutory book value equal to the policy liabilities with a fair value of approximately $181 million to AHL.
The Company assumed $34 million and $36 million as of December 31, 2023 and 2022, respectively, of life reserves related to these agreements. The Company assumed $1 million in premiums related to the life reinsurance agreements in 2023 and 2022. The Company recorded a negative $104 million of assumed premiums related to the life reinsurance agreements and related recaptures in 2021. The Company did not assume accident and health reserves other than for unearned premium from AHL as of December 31, 2023, 2022 or 2021. The Company did not have accident and health premiums assumed from AHL in 2023 or 2022. Accident and health premiums assumed from AHL was $16 million in 2021.
Coinsurance and Modified Coinsurance Agreement with EAC
Effective January 1, 2017, the Company entered into a coinsurance agreement with EAC, whereby the Company assumed the guaranteed term business issued by EAC in 2015 through 2017, which was retroceded to ELIC Re pursuant to the Amended and Restated Coinsurance Agreement. As of December 31, 2023 and 2022 the Company assumed $499 million and $464 million, respectively, of life reserves attributable to this agreement. The Company also assumed premiums from EAC in the amount of $68 million, $72 million and $76 million in 2023, 2022 and 2021, respectively.
Effective December 1, 2020, the Company and EAC entered into a reinsurance agreement whereby EAC transferred assets of $184 million to the Company and ceded on a 100% coinsurance basis corresponding term life and universal life general account policy liabilities plus an adjustment for IMR of $12 million. Under the terms of the agreement, $25 million of variable life separate account liabilities were also assumed from EAC on a modified coinsurance basis. As of December 31, 2023 and 2022, the Company assumed $385 million and $313 million, respectively, of life reserves attributable to this agreement. The Company also assumed premiums from EAC in the amount of $248 million, $267 million and $284 million in 2023, 2022 and 2021, respectively.
The Company reported the following as payable to affiliates as of December 31:

($ in millions)	2023	2022
Everlake Services Company (“ESCO”)	$32	$24
Blackstone ISG-1 Advisors LLC (“BIS”)	14	14
Total	$46	$38
The Company had receivables of $9 million due from EAC as of December 31, 2023. The Company had receivables of $49 thousand due from EUHC as of December 31, 2022. Intercompany receivable and payable balances are evaluated on an individual company basis. Beginning November 1, 2021, net intercompany balances are generally settled quarterly. Prior to November 1, 2021, net intercompany balances less than $1 million and those equal to or greater than $1 million were generally settled quarterly and monthly, respectively.
Significant related party agreements
EPFB entered into a senior secured Credit Agreement (the “Credit Agreement”) with a third party lender, dated September 27, 2022 and maturing on September 27, 2037. The aggregate initial lender commitment is $900 million and borrowings may be used: (i) to finance EPFI’s origination and/or purchase of assets, (ii) to pay fees and expenses as specified in the Credit Agreement, (iii) to make distributions to the members of EPFB subject to the conditions in the Credit Agreement and (iv) to pay for general working capital purposes of EPFB and its subsidiaries. The principal amount of borrowings as of September 30, 2022 was $150 million.

On August 11, 2021, the Company was removed as a member of the Operating Agreement with the Corporation and certain of its wholly owned affiliated companies, which provided a framework for AIMCO to efficiently manage cash and cash equivalents of the Short term pool’s members.
Immediately prior to the sale of ALNY on October 1, 2021, ALNY entered into a Reinsurance Termination and Recapture Agreement (“RTRA”) with the Company. Under the RTRA, ALNY recaptured approximately $5 million of reserves representing 100% of the business under two existing reinsurance agreements and terminated a third reinsurance agreement related to reinvestment risk. The Company paid $12 million in cash to ALNY in settlement of the RTRA with $5 million related to the recaptured business and $7 million related to the settlement of accrued premiums and benefits upon termination of the reinvestment related agreement. Following the termination of the reinvestment related agreement, the Company, ALNY and The Bank of New York agreed to terminate the Credit for Reinsurance Trust Agreement (“Reinsurance Trust”). The Trust was established for the benefit of ALNY in connection with the reinvestment related agreement under the provisions of 11 CRR-NY 126 of New York Codes, Rules and Regulations (New York Regulation 114). The assets held under the Reinsurance Trust amounted to $1.56 billion as of December 31, 2020.
On November 1, 2021, the Company terminated the following agreements as a result of the sale of the Company:
•Amended and Restated Service and Expense Agreement (the “Agreement”) of the Company, the Corporation and certain of its affiliated insurance companies pursuant to which AIC provided access to a variety of services, including the utilization of shared bank accounts for cash collections and disbursements in certain situations. The Agreement provided for cost sharing and allocation of operating expense among the parties.
•Investment Management Agreement with Allstate Investments, LLC (“AILLC”) whereby AILLC provided investment management services and advice.
•Federal income tax allocation agreement with the Corporation.
•Capital Support Agreement of the Company and AIC whereby AIC provided capital and surplus to the Company in order for the Company to maintain a company action level risk-based capital ratio of at least 150.0%. AIC’s obligation to provide capital and surplus to the Company was limited to an aggregate amount of $1.00 billion, for which the Company paid AIC an annual commitment fee of 1.0% of the amount of the capital and surplus maximum, as defined in the agreement.
•Liquidity Agreement of the Company, AIC, the Corporation, EAC, ELIC Re, Castle Key Insurance Company, Road Bay Investments, LLC, and AFCO. The Liquidity Agreement allowed for short-term advances of funds to be made between parties for liquidity and other general corporate purposes, but did not establish a commitment to advance funds on the part of any party. The Company and AIC each served as a lender and borrower, and the Corporation served only as a lender, with a one-year term. The aggregate amount of advances made or received by the Company was limited to $1.00 billion.
•Intercompany Loan Agreement with the Corporation. The amount available to the Company was at the discretion of the Corporation, however, the maximum amount of loans the Corporation would have outstanding to all its eligible subsidiaries at any given point in time was limited to $1.00 billion. From time to time, the Company borrowed money from the Corporation to meet its short-term cash needs. The Corporation may have used commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings.
On November 8, 2021, the Company acquired equity interests in BXC DL (WH) Holdings, LLC, a direct lending warehouse facility, from Blackstone Treasury Holdings II L.L.C. for a purchase price in the amount of $231 million.
On November 1, 2021, the Company, Everlake Holdings, LP and certain of its affiliated companies entered into an Expense Sharing and Services Agreement to allow for the provision by ESCO and the affiliates of certain services and facilities to the Company, EAC and other affiliates from time to time.
On November 1, 2021, the Company, ELIC Re, EAC, and Everlake Distributors, LLC entered into a Consolidated Federal Income Tax Agreement to provide for the allocation of consolidated federal income tax liability and the manner of computation of the amounts and times of payments.
On November 1, 2021, the Company and BIS entered into an Investment Management Agreement whereby BIS provides investment management services and advice. BIS is affiliated with Blackstone Inc., the ultimate parent company of the general partner that manages Everlake Holdings, LP. Everlake Holdings, LP is an investment fund and is the Company’s indirect parent. Investment structures originated and, in some cases, also managed by BIS, are classified as affiliated investments, however nearly all the underlying investments in the structures are not affiliated with BIS.
Investments in subsidiaries, controlled or affiliated (“SCA”) entities
The Company has investments in the following 100% owned noninsurance subsidiaries (SSAP No. 97 8b(iii) entities): EIA, formerly known as Allstate International Assignments, Ltd, ESTC and EACO. The Company’s gross investment in EIA was $2 million and $11 million as of December 31, 2023 and 2022, respectively. The Company’s gross investment in ESTC was $12 million and $26 million as of December 31, 2023 and 2022, respectively. The Company’s gross investment in EACO was $1 million as of December 31, 2023 and 2022. Investments in EIA, ESTC and EACO were not admitted as of December 31, 2023 or 2022, therefore, they were excluded from Sub-2 filing requirements in 2023 and 2022.
As of December 31, 2023 and 2022, the Company determined its carrying value of its investment in EPFB as the value of the U.S. GAAP equity of EPFB as required by SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities. All liabilities, commitments, contingencies, guarantees and obligations of EPFB, which are required to be recorded as liabilities, commitments, contingencies, guarantees and obligations under applicable accounting guidance, were reflected in the Company’s determination of the carrying value of its investment in EPFB.
The Company did not have investments in SCA entities, partnerships, joint ventures or limited liability companies whose share of losses exceeded its reported investment as of December 31, 2023 or 2022. The Company’s share of losses exceeded its reported investment for the following SCA entities, partnerships, joint partnerships and limited liability companies as of December 31, 2021:

($ in millions)	2021
Entity	Reporting Entity’s Share of Net Income (Loss)	Accumulated Share of Net Income (Loss)	Reporting Entity’s Share of Equity, Including Negative Equity	Guaranteed Obligation/ Commitment for Financial Support (Yes/No)
Sunstone Partners II LP	$—	$—	$—	Yes

8. Company Benefit Plans
Prior to the sale of the Company on November 1, 2021, the Company utilized the services of AIC employees. AIC and the Corporation provided various benefits, including defined benefit pension plans, certain health care and life insurance benefits for certain eligible employees, retired employees and employee-agents and participation in The Allstate 401(k) Savings Plan. The Company was allocated its share of the costs associated with these benefits. The Company’s allocated share of these benefits, before reinsurance, was $3 million in 2021.
In addition, certain AIC employees participate in a share-based payment plan, The Allstate Corporation 2019 Equity Incentive Plan that amended and restated the 2013 Equity Incentive Plan. Awards of nonqualified stock options, restricted stock units, and performance stock awards are granted to certain employees of AIC. The Company was allocated expenses associated with the costs, determined at the individual participant level. The Company’s allocated share of these costs was $2 million in 2021. Contractually, the Company’s obligations were limited to its share of the allocated service costs. Beginning November 1, 2021, the Everlake employees do not participate in a share-based payment plan.
Subsequent to November 1, 2021, the Company utilizes the services of ESCO employees. ESCO uses Insperity PEO Services, L.P. as its outsourced human resource and administrative service company. Insperity PEO Services, L.P. offers various benefits, including the Insperity 401(k) Plan, to eligible ESCO employees. The Company was allocated its share of the cost associated with these benefits. The Company’s allocated share of these benefits, before reinsurance, was $1 million, $1 million and $68 thousand in 2023, 2022 and 2021, respectively.

9. Capital and Surplus
Capital stock
The Company had 23,800 common shares authorized, issued and outstanding as of December 31, 2023 and 2022. All common shares had a par value of $227 per share. In addition, the Company had 3,000,000 shares of preferred stock authorized, but none issued and outstanding as of December 31, 2023 and 2022. All preferred stock shares had a par value of $100 per share.
Unassigned surplus
The components contributing to the cumulative increase or (reduction) of unassigned surplus as of December 31 were as follows:

($ in millions)	2023	2022
Net unrealized capital gains (losses) less capital gains tax	$342	$261
Nonadmitted assets	$(56)	$(199)
AVR	$(511)	$(427)
Special surplus funds
The special surplus funds balance was $155 million as of December 31, 2023, and is related to the Company’s admitted net negative IMR. Refer to Note 19 - Other Items for additional information related to the Company’s admitted net negative IMR. All negative IMR as of December 31, 2022 was nonadmitted.

Dividend restrictions
The ability of the Company to pay dividends is generally dependent on business conditions, income, cash requirements, receipt of dividends and other relevant factors. More specifically, the Illinois Insurance Code (“Code”) provides a two-step process. First, no dividend may be declared or paid except from earned (unassigned) surplus, as distinguished from contributed surplus, nor when the payment of a dividend reduces surplus below the minimum amount required by the Code, and surplus for determining whether a dividend may be declared shall not include unrealized appreciation from investments. Secondly, a determination of the ordinary versus extraordinary dividends that can be paid is formula based and considers net income and capital and surplus, as well as the timing and amounts of dividends paid in the preceding twelve months as specified by the Code. Dividends are not cumulative. Additionally, any dividend cannot result in capital and surplus being less than the minimum amount required by law. As of December 31, 2023, the Company cannot declare or pay dividends without the prior approval of the IL DOI because of its negative unassigned surplus position of $147 million excluding unrealized appreciation from investments. Until November 1, 2024, the Company is required to obtain prior written approval from the IL DOI to declare or distribute any shareholder dividend (both ordinary and extraordinary).
10. Liabilities, Contingencies and Assessments
Contingent commitments
Refer to Note 5, Fair Value Measurements - Off-balance sheet financial instruments, for information regarding contingent commitments to invest.
Guaranty fund assessments
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of both December 31, 2023 and 2022, the Company had accrued $3 million for future guaranty fund assessments, and $2 million for the related premium tax offset expected to be received. The period over which assessments are expected to be paid varies. Premium tax offsets are realized on a straight-line basis over the period allowed by each individual state once the guaranty fund assessment has been paid. The Company did not recognize an impairment loss on the premium tax offsets in 2023, 2022 or 2021.

Reconciliations of assets recognized from paid and accrued premium tax offsets and policy surcharges were as follows:

($ in millions)	2023	2022
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$5	$5
Decreases during the year	—	—
Increases during the year	—	—
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$5	$5
Liabilities and assets related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were as follows as of December 31, 2023:

($ in thousands)
Discount rate applied				4.3%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:
	Guaranty fund assessment		Related assets
Name of the insolvency	Undiscounted	Discounted	Undiscounted	Discounted
American Network Insurance Company	$6	$3	$5	$3
Penn Treaty Network America Insurance Company	$124	$77	$65	$55

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:
	Payables			Recoverables
Name of the insolvency	Number of Jurisdictions	Range of years	Weighted average number of years	Number of Jurisdictions	Range of years	Weighted average number of years
American Network Insurance Company	30	10-55	48	27	10-55	49
Penn Treaty Network America Insurance Company	38	37-56	48	34	37-56	48
Liabilities and assets related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were as follows as of December 31, 2022:

($ in thousands)
Discount rate applied				4.3%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:
	Guaranty fund assessment		Related assets
Name of the insolvency	Undiscounted	Discounted	Undiscounted	Discounted
American Network Insurance Company	$6	$3	$5	$3
Penn Treaty Network America Insurance Company	$124	$77	$65	$55

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:
	Payables			Recoverables
Name of the insolvency	Number of Jurisdictions	Range of years	Weighted average number of years	Number of Jurisdictions	Range of years	Weighted average number of years
American Network Insurance Company	30	11-56	49	27	11-56	50
Penn Treaty Network America Insurance Company	30	38-57	49	34	38-57	49

Guarantee agreements
The Company was a party to the following guarantee agreements as of December 31, 2023:

($ in millions)
1	2	3	4	5
Nature and circumstances of guarantees and key attributes, including date and duration of the agreement	Liability recognition of guarantee (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R)	Ultimate financial statement impact if action under the guarantee required	Maximum potential amount of future payments (undiscounted) the guarantor could be required to develop an estimate, this should be specially noted	Current status of payment of performance risk of guarantee. Also provide additional discussion as warranted
With third parties
The Company guarantees the payment of certain settlement arrangements in the event LBL is unable to make such payments.	$7	Expenses	$7	There have been no payments made
The Company guarantees the payment of surrender proceeds for a specific block of universal life policies sold through LBL in the event LBL is unable to meet its obligation.	—	Expenses	—	In 2014, the Company made payments of $467 thousand to 4 policyholders that surrendered their policies.
The Company guarantees the payment of certain structured settlement arrangements and third party payment obligations intended to be qualified assignments, established by EACO and EIA and funded by annuities purchased from ALNY.	- (1)	Expenses	578	There have been no payments made
The Company guarantees the payment of certain structured settlement arrangements and third party payment obligations to injured parties and contingent recipients through certain reinsurance agreements in the event ALNY is unable to make such payments.	- (1)	Expenses	—	There have been no payments made
Total	$7		$585
(1) Guarantees relate to a previous wholly-owned subsidiary, ALNY, that continues to be maintained after the sale.
None of the agreements above contained recourse provisions that would enable the Company to recover amounts paid to third parties under the guarantees and there were no assets held by the Company as collateral under the agreements.
In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

Total guarantee obligations if performance under the guarantees had been triggered were as follows as of December 31:

($ in millions)	2023	2022
Aggregate maximum potential of future payments of all guarantees (undiscounted) the guarantor could be required to make under guarantees	$585	$588
Current noncontingent liabilities recognized	$7	$7
Current contingent liabilities recognized	$—	$—

Ultimate financial statement impact if action under the guarantee is required
Investments in SCA	$—	$—
Joint venture	—	—
Expense	585	588
Total	$585	$588

11. Debt
Federal Home Loan Bank (“FHLB”) Agreements
On February 25, 2022, the Company received approval of membership in the FHLB. In connection with membership, the Company purchased $3 million of stock in the FHLB. Following Annual Membership Recalculation performed by FHLB, the Company purchased an additional $2 million of stock in FHLB on April 4, 2023. Acquisition of FHLB capital stock allows members to conduct business activity (borrowings) from an FHLB. These borrowings may take different forms such as debt or funding agreements. The Company may use advances or funding agreements in a manner consistent with the Company's general philosophy of managing its investments, balance sheet, and cash flows in a prudent and conservative manner. Cash advances may be used for investment spread strategies (recorded as funding agreements) or general operations should the need arise (recorded as debt). In 2023 and 2022, all cash advances were used for investment spread opportunities. The Company will have borrowing capacity from the FHLB limited to (1) the amount of eligible assets to pledge and (2) 10% of net admitted assets. As of December 31, 2023 and 2022, the Company’s maximum borrowing capacity with FHLB is $441 million and $58 million, respectively. These maximum borrowing amounts are calculated based on the collateral posted with FHLB.
Aggregate totals of FHLB capital stock owned by the Company as of December 31 are as follows:

($ in millions)	Total	General Account	Separate Accounts
Current Year
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	2	2	—
Activity stock	3	3	—
Excess stock	—	—	—
Aggregate total	$5	$5	$—
Actual or Estimated Borrowing Capacity as Determined by the Insurer	441	XXX	XXX

Prior year-end
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	1	1	—
Activity stock	2	2	—
Excess stock	—	—	—
Aggregate total	$3	$3	$—
Actual or Estimated Borrowing Capacity as Determined by the Insurer	58	XXX	XXX
As of December 31, 2023, all of the Company’s ownership in FHLB Class B membership stock is not eligible for redemption.

Amount borrowed from FHLB as of December 31 were as follows:

($ in millions)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Current Year
Debt	$—	$—	$—	XXX
Funding agreements	54	54	—	54
Other	—	—	—	XXX
Aggregate total	$54	$54	$—	$54

Prior year-end
Debt	$—	$—	$—	XXX
Funding agreements	42	42	—	42
Other	—	—	—	XXX
Aggregate total	$42	$42	$—	$42
Maximum amount borrowed from FHLB during 2023 were as follows:

($ in millions)	Total	General Account	Separate Accounts

Debt	$—	$—	$—
Funding agreements	54	54	—
Other	—	—	—
Aggregate total	$54	$54	$—
The Company does not have prepayment obligations under the the above arrangements.
Amount of collateral pledged to FHLB as of December 31:

($ in millions)	Fair value	Carrying value	Aggregate total borrowing
Current year total General and Separate Accounts - Total collateral pledged	$568	$608	$54
Current year General Account - Total collateral pledged	$568	$608	$54
Current year Separate Accounts - Total collateral pledged	$—	$—	$—
Prior year-end total General and Separate Accounts - Total collateral pledged	$65	$68	$42
Maximum amount of collateral pledged to FHLB during the reporting period:

($ in millions)	Fair value	Carrying value	Amount borrowed at time of maximum collateral
Current year total General and Separate Accounts - Maximum collateral pledged	$579	$614	$54
Current year General Account - Maximum collateral pledged	$579	$614	$54
Current year Separate Accounts - Maximum collateral pledged	$—	$—	$—
Prior year-end total General and Separate Accounts - Maximum collateral pledged	$66	$69	$—
Repurchase Agreements Transactions Accounted for as Secured Borrowing
Effective the fourth quarter of 2022, the Company is a party to secured financing transactions whereby certain securities are sold under repurchase agreements, in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities at agreed-upon dates specified in the agreements. Under the repurchase agreements the Company requires collateral equal to, at a minimum, 97 percent of the fair value of the transferred securities. Cash collateral received is invested in various securities and the offsetting collateral liabilities are classified as repurchase agreements and included in aggregate write-ins for liabilities.
The Company manages risk associated with repurchase agreements through counterparty selection and collateral requirements. Repurchase agreements remain subject to counterparty risk and risk of changes in the fair value of the transferred securities. Losses may be recognized if the counterparty defaults or if the fair value of the transferred securities decline to below the amount by which the Company is required to repurchase the securities. The Company manages these risks with collateral requirements and monitoring the fair value of the transferred securities for declines in fair value. If the Company believes there is a risk of sustained decline in fair value, the Company can repurchase securities immediately to limit losses.
To the extent that the maturity dates of the collateral liability do not match those of the reinvested assets, the Company has other sources of liquidity, including tradable securities, which could be used to return cash collateral. The sources of liquidity to be used to return cash collateral would be dependent upon current market conditions.
As of December 31, 2023, securities with a fair value of approximately $223 million were subject to repurchase agreements to secure amounts borrowed by the Company. Such securities are classified as bonds and other invested assets on the Company’s balance sheet and were disclosed as restricted assets in Note 4.
All repurchase agreements the Company had in 2023 were bilateral agreements.
The Company reported the following original (flow) and residual maturity for repurchase transactions in 2023:

($ in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Open - No maturity	$675	$375	$625	$553

Ending Balance
Open - No maturity	$350	$375	$550	$200
The Company reported the following securities sold under repurchase secured borrowing in 2023:

($ in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$771
Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
Fair value (“FV”)	$739	$396	$663	$568

Ending Balance
BACV	XXX	XXX	XXX	$271
Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
FV	$382	$394	$566	$223
The Company reported the following securities sold under repurchase secured borrowing by NAIC Designation as of December 31, 2023:

($ in millions)	NONE	NAIC 1	NAIC 2	NAIC 3
Ending Balance
Bonds - BACV	$—	$140	$131	$—
Other invested assets - BACV	—	—	—	—
Total assets - BACV	$—	$140	$131	$—

Bonds - FV	$—	$117	$106	$—
Other invested assets - FV	—	—	—	—
Total assets - FV	$—	$117	$106	$—

	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Ending Balance
Bonds - BACV	$—	$—	$—	$—
Other invested assets - BACV	—	—	—	—
Total assets - BACV	$—	$—	$—	$—

Bonds - FV	$—	$—	$—	$—
Other invested assets - FV	—	—	—	—
Total assets - FV	$—	$—	$—	$—

The Company reported the following collateral received under secured borrowing in 2023:

($ in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$675	$375	$625	$553
Securities (FV)	$—	$—	$—	$—

Ending Balance
Cash	$350	$375	$550	$200
Securities (FV)	$—	$—	$—	$—
The Company reported the following cash and non-cash collateral received under secured borrowing by NAIC Designation as of December 31, 2023:

($ in millions)	NONE	NAIC 1	NAIC 2	NAIC 3
Ending Balance
Cash	$200	$—	$—	$—
Total collateral assets - FV	$200	$—	$—	$—

	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Ending Balance
Cash	$—	$—	$—	$—
Total collateral assets - FV	$—	$—	$—	$—
The Company reported the following allocation of aggregate collateral by remaining contractual maturity as of December 31, 2023:

($ in millions)	Fair Value
Overnight and continuous	$200
30 days or less	$—
31 to 90 days	$—
> 90 days	$—
The Company reported the following allocation of aggregate collateral reinvested by remaining contractual maturity as of December 31, 2023:

($ in millions)	Amortized Cost	Fair Value
30 days or less	$2	$2
31 to 60 days	$—	$—
61 to 90 days	$—	$—
91 to 120 days	$—	$—
121 to 180 days	$—	$—
181 to 365 days	$1	$1
1 to 2 years	$—	$—
2 to 3 years	$—	$—
> 3 years	$197	$194
The Company reported the following liability to return collateral under secured borrowing in 2023:

($ in millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash (Collateral - All)	$675	$382	$629	$553
Securities collateral (FV)	$—	$—	$—	$—

Ending Balance
Cash (Collateral - All)	$355	$382	$554	$205
Securities collateral (FV)	$—	$—	$—	$—

12. Reinsurance
For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of thirteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business. The following table summarizes those retention limits by period of policy issuance.

Period	Retention limits
April 2015 through current	Single life: $2 million per life Joint life: no longer offered
April 2011 through March 2015	Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
Joint life: $8 million per life, and $10 million for contracts that meet specific criteria
July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life. In 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life
The estimated amount of the aggregate reduction in surplus, for agreements other than those under which the reinsurer may unilaterally cancel for reasons other than for nonpayment of premium or other similar credits, of termination of all reinsurance agreements, by either party, was $2 million and $3 million as of December 31, 2023 and 2022, respectively.
The Company entered into a forward flow reinsurance agreement with F&G on September 29, 2023, whereby the Company assumes, on a coinsurance basis, 30% of certain MYGAs liabilities written by F&G beginning on September 1, 2023. The Company retrocedes 35% of the assumed liabilities to ERL under the Master Retrocession Agreement.
As of December 31, 2023, the gross life insurance in force was $310.18 billion of which $208.25 billion was ceded to affiliates and other unaffiliated reinsurers. As of December 31, 2022, the gross life insurance in force was $335.82 billion of which $228.78 billion was ceded to affiliates and other unaffiliated reinsurers.
The effects of reinsurance on premiums and annuity considerations, and benefits for the years ended December 31 were as follows:

($ in millions)	2023	2022	2021
Premiums and annuity considerations
Direct	$358	$383	$405
Assumed	1,532	1,015	990
Ceded	(868)	(736)	(7,277)
Premiums and annuity considerations, net of reinsurance	$1,022	$662	$(5,882)

($ in millions)	2023	2022	2021
Benefits
Direct	$2,111	$1,942	$2,061
Assumed	825	784	1,027
Ceded	(1,446)	(1,376)	(1,058)
Benefits, net of reinsurance	$1,490	$1,350	$2,030
Reserves assumed for all reinsurance agreements were $8.31 billion and $7.73 billion as of December 31, 2023 and 2022, respectively. Reinsurance receivables in the Statements of Financial Position were $241 million and $201 million as of December 31, 2023 and 2022, respectively. All related reserves are included in the Statements of Financial Position. The Company assumed $595 million of premium and $618 million of reserves from F&G in 2023 pursuant to the forward flow reinsurance agreement entered into on September 29, 2023.

The Company wrote off reinsurance balances due from the following companies totaling $11 million in 2023 and 2022.

($ in millions)	2023	2022
Claims incurred	$—	$—
Claims adjustment expenses incurred	$—	$—
Premiums earned	$—	$—
Other	$11	$11

Company	Amount	Amount
Scottish Re (U.S.), Inc. (“SRUS”)	$11	$11
The Company did not write off uncollectible reinsurance in 2021.
As of December 31, 2023 and 2022, the Company was subject to Actuarial Guideline XLVIII, which establishes uniform standards governing XXX or AXXX reserve financing arrangements for life insurance. There was one reinsurance contract under which covered policies were ceded by the Company. Funds consisting of primary security were held by the Company on a funds withheld basis in an amount at least equal to the required level of primary security. Other security was held in trust for the benefit of the Company in an amount at least equal to the portion of statutory reserves as to which primary security was not held.
The Company reported the following in its operations as a result of commutations of reinsurance in 2023, 2022 and 2021.

($ in millions)	2023	2022	2021
Claims incurred	$—	$—	$—
Claims adjustment expenses incurred (1)	$(4)	$(4)	$(5)
Premiums earned	$2	$2	$6
Other	$—	$—	$(2)

Total by Company
Transamerica Financial Life Insurance Company	$(2)	$—	$—
LBL	$—	$(2)	$—
ALNY	$—	$—	$(1)
(1) Includes $2 million, $3 million and $3 million of death benefits and $2 million, $1 million and $2 million of increase in reserves for 2023, 2022 and 2021, respectively.
Net loss recognized as a result of commutations was $2 million, $2 million and $1 million in 2023, 2022 and 2021, respectively.
13. Direct Premium Written/Produced by Managing General Agents (“MGAs”)/Third Party Administrators (“TPAs”)
The aggregate amount of direct premiums written/produced by MGAs/TPAs for the year ended December 31, 2023 and 2022 was $358 million and $383 million, respectively, which was greater than 5% of the Company’s surplus. The aggregate amount of direct premiums written/produced by MGAs/TPAs for the year ended December 31, 2021 was $109 million, which was less than 5% of the Company’s surplus. AIC began providing administrative services to the Company on November 1, 2021 pursuant to a Transition Services Agreement entered into in connection with the sale of the Company. In accordance with the Master Services Agreement entered on November 22, 2021 with Transactions Applications Group, Inc., a wholly owned subsidiary of NTT DATA Services Holdings Corporation (“NTT Data”), administrative services provided by AIC are being transitioned to NTT Data over a multi-year period. The following table presents information for the MGA/TPA:

($ in millions)					Total Direct Premiums Written/Produced by
Name and Address of MGA/TPA	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted*	2023	2022	2021
Allstate Insurance Company 3100 Sanders Road, STE 201 Northbrook, IL 60062	36-0719665	No	Individual life, group life, individual annuity, group annuity	C, CA, P, R	$299	$353	$74
Prudential Ins Company of America 751 Broad Street Newark, NJ 07102	22-1211670	No	Individual annuity, group annuity	C, CA, P, R	1	3	5
Driasi 7930 Century Boulevard Chanhassen, MN 55317		No	Individual life, group life, individual A&H, group A&H	C, CA, P, R	8	9	10
One Main Financial 601 N.W. 2nd Street Evansville, IN 47708		No	Individual life, group life, individual A&H, group A&H	C, CA, P, R	15	17	19
LifeCare Assurance Company 21600 Oxnard Street Woodland Hills, CA 91367	86-0388413	No	Individual A&H, group A&H	C, CA, P, R	1	1	1
NTT Data 777 Research Drive Lincoln, NE 68521	04-2437166	No	Individual life, group life	C, CA, P	34	—	—
Total					$358	$383	$109

C- * C - Claims payment
CA - Claims adjustment
P - Premium collection
R - Reinsurance ceding

14. Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities by Withdrawal Characteristics
Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies were as follows as of December 31:

($ in millions)	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
INDIVIDUAL ANNUITIES:
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$208	$—	$—	$208	2.1%
b. At book value less current surrender charge of 5% or more	618	—	—	618	6.3
c. At fair value	17	—	834	851	8.7
d. Total with market value adjustment or at fair value (total of a through c)	843	—	834	1,677	17.1%
e. At book value without adjustment (minimal or no charge or adjustment)	2,225	38	—	2,263	23.0
(2) Not subject to discretionary withdrawal	5,878	—	14	5,892	59.9
(3) Total (gross: direct + assumed)	8,946	38	848	9,832	100.0%
(4) Reinsurance ceded	3,381	—	—	3,381
(5) Total (net) (3) – (4)	$5,565	$38	$848	$6,451
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$—	$—	$—	—

GROUP ANNUITIES:
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$91	$—	$—	$91	3.3%
b. At book value less current surrender charge of 5% or more	1	—	—	1	—
c. At fair value	—	—	1,198	1,198	43.2
d. Total with market value adjustment or at fair value (total of a through c)	92	—	1,198	1,290	46.5%
e. At book value without adjustment (minimal or no charge or adjustment)	686	1	—	687	24.8
(2) Not subject to discretionary withdrawal	785	—	11	796	28.7
(3) Total (gross: direct + assumed)	1,563	1	1,209	2,773	100.0%
(4) Reinsurance ceded	824	—	—	824
(5) Total (net) (3) – (4)	$739	$1	$1,209	$1,949
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$1	$—	$—	1

DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	1	—	—	1	—
d. Total with market value adjustment or at fair value (total of a through c)	1	—	—	1	—%
e. At book value without adjustment (minimal or no charge or adjustment)	61	—	—	61	4.4
(2) Not subject to discretionary withdrawal	1,328	—	—	1,328	95.6
(3) Total (gross: direct + assumed)	1,390	—	—	1,390	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) – (4)	$1,390	$—	$—	$1,390
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$—	$—	$—	—

($ in millions)	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
INDIVIDUAL ANNUITIES:
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$257	$—	$—	$257	2.6%
b. At book value less current surrender charge of 5% or more	1	—	—	1	—
c. At fair value	18	—	790	808	8.3
d. Total with market value adjustment or at fair value (total of a through c)	276	—	790	1,066	10.9%
e. At book value without adjustment (minimal or no charge or adjustment)	2,650	84	—	2,734	27.9
(2) Not subject to discretionary withdrawal	5,970	—	13	5,983	61.2
(3) Total (gross: direct + assumed)	8,896	84	803	9,783	100.0%
(4) Reinsurance ceded	3,392	—	—	3,392
(5) Total (net) (3) – (4)	$5,504	$84	$803	$6,391
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$1	$—	$—	1

GROUP ANNUITIES:
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$117	$—	$—	$117	4.0%
b. At book value less current surrender charge of 5% or more	3	—	—	3	0.1
c. At fair value	—	—	1,136	1,136	38.6
d. Total with market value adjustment or at fair value (total of a through c)	120	—	1,136	1,256	42.7%
e. At book value without adjustment (minimal or no charge or adjustment)	827	1	—	828	28.2
(2) Not subject to discretionary withdrawal	848	—	8	856	29.1
(3) Total (gross: direct + assumed)	1,795	1	1,144	2,940	100.0%
(4) Reinsurance ceded	937	—	—	937
(5) Total (net) (3) – (4)	$858	$1	$1,144	$2,003
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$3	$—	$—	3

DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1) Subject to discretionary withdrawal:
a.With market value adjustment	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	1	—	—	1	0.1
d. Total with market value adjustment or at fair value (total of a through c)	1	—	—	1	0.1%
e. At book value without adjustment (minimal or no charge or adjustment)	88	—	—	88	5.8
(2) Not subject to discretionary withdrawal	1,428	—	—	1,428	94.1
(3) Total (gross: direct + assumed)	1,517	—	—	1,517	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) – (4)	$1,517	$—	$—	$1,517
(6) Amount included in (1)b above that will move to (1)e for the first time within the year after the statement date	$—	$—	$—	—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities was as follows as of December 31:
($ in millions)	2023	2022
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$6,303	$6,362
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	1	1
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,390	1,516
Subtotal	$7,694	$7,879

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	2,096	2,032
Subtotal	2,096	2,032

Combined total	$9,790	$9,911

15. Analysis of Life Actuarial Reserves by Withdrawal Characteristics
Withdrawal characteristics of life actuarial reserves were as follows as of December 31:

($ in millions)	2023
	Account Value	Cash Value	Reserve
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$28	$91
Universal life	3,077	3,077	3,152
Universal life with secondary guarantees	2,490	2,086	3,290
Indexed universal life	27	27	27
Indexed universal life with secondary guarantees	987	712	803
Other permanent cash value life insurance	—	573	700
Variable universal life	71	70	75
Miscellaneous reserves	—	—	—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	2,762
Accidental death benefits	XXX	XXX	1
Disability – Active lives	XXX	XXX	2
Disability – Disabled lives	XXX	XXX	46
Miscellaneous reserves	XXX	XXX	400
Total (gross: direct + assumed)	6,652	6,573	11,349
Reinsurance ceded	2,303	2,290	5,856
Total (net)	$4,349	$4,283	$5,493

Separate Account Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$44	$44	$44
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—
Accidental death benefits	XXX	XXX	—
Disability – Active lives	XXX	XXX	—
Disability – Disabled lives	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—
Total (gross: direct + assumed)	44	44	44
Reinsurance ceded	—	—	—
Total (net)	$44	$44	$44

($ in millions)	2022
	Account Value	Cash Value	Reserve
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$26	$65
Universal life	3,204	3,204	3,282
Universal life with secondary guarantees	2,429	1,974	3,255
Indexed universal life	27	27	28
Indexed universal life with secondary guarantees	930	625	737
Other permanent cash value life insurance	—	561	690
Variable universal life	67	66	72
Miscellaneous reserves	—	—	—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	2,838
Accidental death benefits	XXX	XXX	1
Disability – Active lives	XXX	XXX	2
Disability – Disabled lives	XXX	XXX	45
Miscellaneous reserves	XXX	XXX	478
Total (gross: direct + assumed)	6,657	6,483	11,493
Reinsurance ceded	2,307	2,258	6,011
Total (net)	$4,350	$4,225	$5,482

Separate Account Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$40	$40	$40
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—
Accidental death benefits	XXX	XXX	—
Disability – Active lives	XXX	XXX	—
Disability – Disabled lives	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—
Total (gross: direct + assumed)	40	40	40
Reinsurance ceded	—	—	—
Total (net)	$40	$40	$40

Reconciliation of total life actuarial reserves was as follows as of December 31:
($ in millions)	2023	2022
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$5,260	$5,255
Exhibit 5, Disability – Active Lives Section, Total (net)	1	1
Exhibit 5, Disability – Disabled Lives Section, Total (net)	27	26
Exhibit 5, Miscellaneous Reserves Section, Total (net)	205	200
Subtotal	$5,493	$5,482

Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	44	40
Subtotal	44	40

Combined total	$5,537	$5,522

16. Premiums and Annuity Considerations Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity considerations, net of reinsurance, as of December 31 were as follows:

($ in millions)	2023		2022
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$92	$155	$94	$161
Group life	—	—	—	1
Total	$92	$155	$94	$162

17. Separate Accounts
The Company’s Separate Accounts were attributed to the following products/transactions as of December 31:

($ in millions)	2023		2022
Product/transaction	Legally insulated assets	Separate Account Assets (Not legally insulated)	Legally insulated assets	Separate Account Assets (Not legally insulated)
Variable annuity contracts	$2,059	$—	$1,949	$—
Variable life policies	46	—	42	—
Indexed variable annuity contracts	—	5	—	44
Total	$2,105	$5	$1,991	$44
The assets and liabilities of variable annuity contracts and variable life policies are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contractholder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Accounts assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Separate Accounts which contain variable annuity and variable life business are unit investment trusts and registered with the Securities and Exchange Commission (“SEC”). As of December 31, 2023 and 2022, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated. Variable annuity and variable life business allow the contractholder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contractholder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contractholders of the variable annuity and variable life products bear the investment risk that the Separate Account’s funds may not meet their stated investment objectives. Variable annuity and variable life business is included in the Nonguaranteed Separate Accounts column of the following tables.
The assets and liabilities of indexed variable annuity contracts are also recorded as assets and liabilities of the Separate Accounts, however, they are not legally insulated from the General Account. The indexed variable annuity product is non-unitized and is registered with the SEC. Indexed variable annuity products provide the opportunity for the contractholder to invest for a specified length of 5, 7, or 10 years in one or more investment options linked to the S&P 500 and subject to a maximum and minimum investment performance which may be negative. Indexed variable annuity business is included in the Index column of the following tables.
Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken on variable annuity products, the Separate Accounts paid risk charges of $1 million, $6 million and $8 million in 2023, 2022 and 2021, respectively. The amount paid by the General Account for Separate Account guarantees for variable annuity products was $21 million, $23 million and $18 million in 2023, 2022 and 2021, respectively.
In connection with the disposal of the Company’s variable annuity business to Prudential Insurance Company of America (“Prudential”), there is a modified coinsurance reinsurance agreement under which the Separate Account assets and liabilities remain in the Company’s Statements of Financial Position, but the related results of operations are fully reinsured to Prudential and presented net of reinsurance in the Statements of Operations. In contrast, assets supporting General Account liabilities, including the future rights and obligations related to benefit guarantees and fixed rate of return fund investments, have been transferred to Prudential under the coinsurance reinsurance provisions. The reinsurance agreements do not contain limits or indemnifications with regard to the insurance risk transfer, and transferred all of the future risks and responsibilities for performance in the underlying variable annuity contracts to Prudential, including those related to benefit guarantees and fixed rate of return fund investments, in accordance with SSAP No. 61R. The Separate Accounts balances related to the modified coinsurance reinsurance with Prudential, including the assumed modified coinsurance reinsurance from LBL and American

Maturity Life Insurance Company (“AML”), were $2.38 billion and $2.25 billion as of December 31, 2023 and 2022, respectively. The General Account liability balances reinsured to Prudential under the coinsurance reinsurance were $0.88 billion and $1.04 billion as of December 31, 2023 and 2022, respectively, and consisted of the liabilities for fixed rate of return fund investments and benefit guarantees.
Information regarding the Company’s Separate Accounts as of December 31 was as follows:

($ in millions)	2023
	Index	Nonindexed Guarantee Less Than/Equal To 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2023	$—	$—	$—	$1	$1

Reserves as of December 31, 2023
For accounts with assets at:
Fair value	$38	$—	$—	$2,101	$2,139

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$38	$—	$—	$—	$38
At fair value	—	—	—	2,076	2,076
Subtotal	38	—	—	2,076	2,114
Not subject to discretionary withdrawal	—	—	—	25	25
Total	$38	$—	$—	$2,101	$2,139

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A	N/A

($ in millions)	2022
	Index	Nonindexed Guarantee Less Than/Equal To 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2022	$—	$—	$—	$—	$—

Reserves as of December 31, 2022
For accounts with assets at:
Fair value	$85	$—	$—	$1,987	$2,072

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$85	$—	$—	$—	$85
At fair value	—	—	—	1,966	1,966
Subtotal	85	—	—	1,966	2,051
Not subject to discretionary withdrawal	—	—	—	21	21
Total	$85	$—	$—	$1,987	$2,072

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A	N/A

($ in millions)	2021
	Index	Nonindexed Guarantee Less Than/Equal To 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2021	$—	$—	$—	$2	$2

Reserves as of December 31, 2021
For accounts with assets at:
Fair value	$126	$—	$—	$2,974	$3,100

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At fair value	126	—	—	2,945	3,071
Subtotal	126	—	—	2,945	3,071
Not subject to discretionary withdrawal	—	—	—	29	29
Total	$126	$—	$—	$2,974	$3,100

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A	N/A

Reconciliation of net transfers to or (from) the Separate Accounts for the year ended December 31 was as follows:
($ in millions)	2023	2022	2021
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$1	$—	$2
Transfers from Separate Accounts	292	304	418
Net transfers to (from) Separate Accounts	(291)	(304)	(416)

Reconciling adjustments:
Other net transfers assumed from LBL	(36)	(19)	(58)
Net transfers assumed from AML	(1)	(2)	(1)
Net transfers assumed from EAC	9	14	10
Net transfers ceded to Prudential	—	1	—

Transfers as reported in the Statement of Operations	$(319)	$(310)	$(465)

18. Reconciliation to Annual Statement
The following reconciliations between the Company’s filed 2022 annual statement and the audited statutory financial statements relate to an adjustment to the classification of an extraordinary distribution totaling $850 million in cash, paid to EUHC on September 30, 2022 and a non-cash transaction reclassification. The adjustment reclassified $76 million of the distribution from Gross paid in and contributed surplus to Unassigned funds (surplus) with no impact to Total capital and surplus. The non-cash transaction reclassification in the Statement of Cash Flow did not impact net income or surplus. See Note 7 to the financial statements included in Item 11(e) under the caption “Transactions with EUHC” for details on the extraordinary distribution.

Statement of Financial Position
($ in millions)	As reported as of December 31, 2022	Adjustment Increase (Decrease)	Corrected Amount
Admitted assets
Total admitted assets	$26,002	$—	$26,002

Liabilities
Total liabilities	$24,242	—	$24,242

Capital and surplus
Common capital stock	$5	$—	$5
Gross paid in and contributed surplus	1,602	76	1,678
Unassigned funds (surplus)	153	(76)	77
Total capital and surplus	$1,760	$—	$1,760
Total liabilities and capital and surplus	$26,002	$—	$26,002

Statement of Changes in Capital and Surplus
($ in millions)	As reported for the year ended December 31, 2022	Adjustment Increase (Decrease)	Corrected Amount
Capital and surplus, December 31, prior year	$2,402	$—	$2,402
Net income	327	—	327
Change in net unrealized capital gains (losses)	(117)	—	(117)
Change in net unrealized foreign exchange capital gains (losses)	2	—	2
Change in net deferred income tax	27	—	27
Change in nonadmitted assets	(89)	—	(89)
Change in reserve on account of change in valuation basis	(11)	—	(11)
Change in asset valuation reserve	69	—	69
Paid-in surplus adjustment	(325)	76	(249)
Dividends to stockholder	(525)	(76)	(601)
Capital and surplus, December 31, current year	$1,760	$—	$1,760

Statement of Cash Flow
($ in millions)	As reported for the year ended December 31, 2022	Adjustment Increase (Decrease)	Corrected Amount
Cash from operations
Net cash from operations	$145	$—	$145

Cash from investments
Proceeds from investments sold, matured or repaid	$9,057	$(213)	$8,844
Cost of investments acquired (long-term only)	9,580	(213)	9,367
Net increase or (decrease) in contract loans and premium notes	(13)	—	(13)
Net cash from investments	$(510)	$—	$(510)

Cash from financing and miscellaneous sources
Capital and paid-in surplus, less treasury stock	$(325)	$76	$(249)
Net deposits on deposit-type contracts and other insurance liabilities	(141)	—	(141)
Dividends to stockholder	(525)	(76)	(601)
Other cash provided (applied)	369	—	369
Net cash from financing and miscellaneous sources	$(622)	$—	$(622)

Reconciliation of cash, cash equivalents and short-term investments
Net change in cash, cash equivalents and short-term investments	$(987)	$—	(987)
Cash, cash equivalents and short-term investments, beginning of year	1,315	—	1,315
Cash, cash equivalents and short-term investments, end of period	$328	$—	328
19. Other Items
Balances reasonably possible to be uncollectible
Agents’ balances receivable are 100% nonadmitted after the establishment of a valuation allowance. The allowance balance for admitted agents’ balances receivable, after reinsurance, was $1 million and $2 million as of December 31, 2023 and 2022, respectively.
Participating policies
For 2023, 2022 and 2021, the Company recognized premiums related to life participating policies of $26 thousand, $30 thousand and $50 thousand, respectively. In 2023, 2022 and 2021, these amounts represented less than one-half of one percent of total life premiums and annuity considerations earned. The Company uses accrual accounting to record policyholder dividends on participating policies. The Company paid dividends of $3 thousand, $3 thousand, and $4 thousand in 2023, 2022 and 2021, respectively, to participating policyholders and did not allocate additional income.
Amount of insurance for gross premium less than net premiums
As of December 31, 2023 and 2022, the Company had $2.85 billion and $4.03 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standards of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $28 million and $29 million as of December 31, 2023 and 2022, respectively.
Net negative (disallowed) interest maintenance reserve
As of December 31, 2023, the Company recorded $155 million of net negative IMR. All negative IMR as of December 31, 2022 was nonadmitted. Refer to the table below for the components of the Company’s net negative IMR as of December 31, 2023.

($ in millions)
Component	Gross (Positive) Net Negative IMR	(Non-Admitted) Net Negative IMR	Admitted Net Negative IMR
General Account	$155	$—	$155
Non-Insulated Separate Account	—	—	—
Insulated Separate Account	—	—	—
Total	$155	$—	$155

The admissibility assessment for net negative IMR considered adjusted capital and surplus of $1.68 billion. The Company’s admitted net negative IMR was 9.2% of adjusted capital and surplus. The Company was not limited by the RBC threshold test or the threshold test requiring admitted IMR to be less than 10% of adjusted capital and surplus.
Under the Company’s accounting policy for derivatives, realized gains and losses on certain derivatives are recorded to IMR to the extent that the underlying item being hedged is also recorded to IMR. As of December 31, 2023, the Company had the following amounts of IMR attributable to derivative gains and losses:

($ in millions)
Unamortized (Positive) Negative IMR Balance
Realized gains on derivatives	$—
Realized loss on derivatives	$—
As of December 31, 2023, the Company affirms the following:
•Fixed income investments generating IMR losses comply with the Company’s documented investment management policies. There were no deviations from the policies.
•IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.
•Asset sales that generated admitted net negative IMR were not compelled by liquidity pressures.
Other reserve changes for life and annuity contracts
In 2023, the Company’s aggregate reserves for life and annuity contracts were decreased by other reserve changes of $51 million. Other reserve changes in 2023 were as follows:

($ in millions)		Ordinary		Group
Item	Total	Life Insurance	Individual Annuities	Life Insurance	Annuities
Application of Actuarial Guideline 38	$(64)	$(64)	$—	$—	$—
Recapture of SRUS life liabilities	13	—	—	13	—
Total	$(51)	$(64)	$—	$13	$—
In 2022, the Company’s aggregate reserves for life and annuity contracts were decreased by other reserve changes of $40 million. Other reserve changes in 2022 were as follows:

($ in millions)		Ordinary		Group
Item	Total	Life Insurance	Individual Annuities	Life Insurance	Annuities
Application of Actuarial Guideline 38	$(40)	$(40)	$—	$—	$—
Recapture of SRUS life liabilities	—	—	—	—	—
Total	$(40)	$(40)	$—	$—	$—
Scottish Re (U.S.), Inc. (“SRUS”)
On December 14, 2018, the Delaware Insurance Commissioner placed SRUS under regulatory supervision. On March 6, 2019, the Chancery Court of the State of Delaware entered a Rehabilitation and Injunction Order in response to a petition filed by the Insurance Commissioner. That Order appointed the Delaware Insurance Commissioner as Receiver, imposed broad injunctions prohibiting cedents and other parties from enforcing contractual rights against SRUS during the rehabilitation proceeding, and directed the Receiver to take steps to rehabilitate SRUS subject to the Delaware insurance insolvency statute and approval by the Court. On May 3, 2023, the Receiver notified the Court that as a result of adverse developments, he had concluded that SRUS should be liquidated. On July 13, 2023, the Receiver filed a motion to convert the rehabilitation proceeding to a liquidation. On July 18, 2023, the Court granted that motion and entered a Liquidation and Injunction Order, which authorizes the receiver to liquidate SRUS’ business, provides broad injunctions barring actions against SRUS and its assets similar to the injunctions that were imposed under the Rehabilitation and Injunction Order, and establishes September 30, 2023 as the outside date on which all contracts under which SRUS reinsures cedents are deemed canceled and terminated.
On February 27, 2024, the Court entered an order directing the Receiver to file, by March 25, 2024, his motion for approval of policies and procedures to address the Proof of Claim process, bar dates, information necessary for Proof of Claim valuation and Proof of Claim forms, the methodology to be used in valuing claims, the determination of claims, dispute resolution, and retrocessions. Parties in interest will have 30 days to object to the motion and/or comment on the proposed procedures.

As a result of the termination of reinsurance contracts under the Liquidation and Injunction Order, the Company recaptured $31 million of life and accident and health liabilities. The Company recognized an additional $11 million impairment of the Company's reinsurance recoverable from SRUS, and, consistent with INT 23-04T: Life Reinsurance Liquidation Questions, the portion of the reinsurance recoverable attributed to previously ceded insurance reserves of $7 million was non-admitted as of December 31, 2023.
The Company’s reinsurance recoverable from SRUS after impairments and non-admitted recoveries was $26 million and $33 million as of December 31, 2023 and 2022, respectively. The Company will continue to monitor the liquidation proceedings and will reevaluate the collectability of the reinsurance recoverable as new information becomes available.
Participation agreement with Resolution Life Group Holdings Ltd. (“Resolution”)
On January 13, 2023, EUHC entered into a participation agreement with Resolution that allows the Company and certain of its affiliates to participate, on a quota share basis, in qualifying reinsurance transactions entered into by certain affiliates of Resolution for life & annuity liabilities and/or pension risk transfer liabilities originated in the U.S.
SCOR Global Life American Reinsurance Company (“SCOR”) Recapture
During the fourth quarter of 2023, ELIC came to agreement with SCOR to recapture as of December 31, 2023 $2 million of reserves for certain term conversion business. The recapture is expected to close during the first half of 2024. ELIC recognized a $2 million loss in pretax income related to this agreement in 2023.
Other contingencies
The Company is continuing to defend two putative class actions in California federal court, Holland Hewitt v. Allstate Life Insurance Company (E.D. Cal., filed May 2020) and Farley v. LBL (E.D. Cal., filed Dec. 2020). In these cases, plaintiffs generally allege that the defendants failed to comply with certain California statutes which address contractual grace periods and lapse notice requirements for certain life insurance policies. Plaintiffs claim that these statutes apply to life insurance policies issued before the statutes' effective date. The plaintiffs seek damages and injunctive relief. Similar litigation is pending against other insurance carriers. In August 2021, the California Supreme Court in McHugh v. Protective Life, a matter involving another insurer, determined that the statutory notice requirements apply to life insurance policies issued before the statutes' effective date. In April 2023, the court in the Farley case certified a subclass of insureds and beneficiaries for purposes of seeking declaratory and injunctive relief that their life insurance policies were lapsed ineffectively and remain in-force. On May 3, 2023, LBL petitioned the United States Court of Appeals for the Ninth Circuit for interlocutory review of the district court's class certification order, pursuant to Federal Rule of Civil Procedure 23(f). On September 28, 2023, the Ninth Circuit granted the petition for review and in the coming months will hear the merits of the appeal of class certification. Plaintiffs' motion for class certification in the Holland Hewitt matter remains pending. The Company asserts various defenses to plaintiffs' claims.
In March 2023, LBL was named in a putative class action Pham v. LBL (E.D. Cal., filed Mar. 2023), in which the plaintiff seeks damages on behalf of a putative class of beneficiaries of life insurance policies issued before the California statutes' effective dates, alleging that the defendants failed to comply with the statutory lapse notice requirements. The Company previously assumed responsibility for certain of the policies subject to the putative class as provided in certain reinsurance agreements and related administrative services agreements. The court dismissed this action without prejudice and with leave for the plaintiff to replead on October 26, 2023. The plaintiff filed an amended complaint on November 17, 2023. The Company asserted various defenses to plaintiffs' claims and to class certification in its answer filed December 5, 2023.
Following the consummation of the transactions contemplated by the ALIC Purchase Agreement entered by AIC and AFIHC with EUHC on January 26, 2021, decisions concerning the conduct of the Holland Hewitt and Farley litigation matters described above, including as to strategy, settlement, pursuit and abandonment, will continue to be made by Allstate (subject to certain Everlake consultation and consent rights). In addition, Allstate has agreed to indemnify Everlake for any fees, expenses and damages incurred or imposed as a result of these litigation matters. Everlake believes that Allstate also has the obligation to indemnify Everlake for any liability or defense costs arising in connection with the Pham litigation and has sent Allstate a Notice of Indemnity. Any estimate of the possible loss or range of loss from these litigation matters cannot be made at this time.
Other
In connection with EAC’s plan to withdraw its New York license, the New York Department of Financial Services (“NYDFS”) required the Company to establish a custodial account for the protection of EAC’s New York issued business. As required by the NYDFS, the custodial account is to be maintained with a minimum amount of assets which may vary over time. As of December 31, 2023, the balance in the custodial account was $3 million.

20. Events Subsequent
An evaluation of subsequent events was made through March 22, 2024, the date the audited statutory-basis financial statements were available to be issued. There were no significant subsequent events requiring adjustment to or disclosure in the statutory-basis financial statements.

******

EVERLAKE LIFE INSURANCE COMPANY
SCHEDULE I - SUMMARY OF INVESTMENTS
OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2023

($ in millions)	Cost	Fair value	Amount shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$45	$41	$45
States, municipalities and political subdivisions	431	396	431
Foreign governments	—	—	—
Hybrid securities	67	53	67
All other corporate bonds	6,813	6,117	6,813
Asset-backed securities	5,576	5,290	5,575
Mortgage-backed securities	1,917	1,884	1,917
Bank loans	663	614	666
Total fixed maturities	15,512	$14,395	15,514

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	5	5	5
Parent, subsidiaries and affiliates	64	50	50
Total equity securities	69	$55	55

Mortgage loans on real estate	4,166	3,789	4,165
Policy loans	543	543	543
Derivative instruments	94	141	141
Limited partnership interests	1,453	1,884	1,884
Other long-term investments	23	14	17
Receivables for securities	17	17	17
Cash, cash equivalents and short-term investments	542	542	542
Total investments	$22,419	$21,380	$22,878